UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3334

CALVERT SOCIAL INVESTMENT FUND

(Exact name of registrant as specified in charter)

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Address of Principal Executive Offices)

William M. Tartikoff, Esq.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Name and Address of Agent for Service)

Registrant's telephone number, including area code:  (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Six months ended March 31, 2012

Item 1.  Report to Stockholders.

[Calvert Social Investment Fund Semi-Annual Report to Shareholders]

and

[Calvert Asset Allocation Funds Semi-Annual Report to Shareholders]

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Dear Investor,

The last six months have brought some relief to the financial markets after the volatility of the previous period. Yet our problems still loom, anesthetized by the cheap flood of money from the world’s central banks. One could argue the easy money and fiscal deficit stimulus are good solutions while the structural changes are being made to create the groundwork for a more robust 21st century economy. But few changes are actually being made.

In My Opinion

The U.S. political system is in gridlock awaiting year-end drama. Europe is not pulling together. China’s economy may be slowing down. Meanwhile, debt to GDP ratios for many countries around the world keep creeping up, representing a ticking time bomb. Even more critically, the world population continues to grow—seven billion now—while the natural world is pushed to the limit to provide for everyone.

Investors may ask, “How does this story end?” The Obama administration wants to believe we will grow our way out as the economy slowly recovers, and then tax hikes will pay down the debt. While this plan could work, it sounds too easy and doesn’t involve enough hard choices. There may not be enough time before the economy is strong enough to produce the tax revenues needed to stabilize the debt. Also, economic rebalancing in less-developed countries like China from investment-led to consumption-led growth might provide a safe-haven alternative to the U.S. dollar.

Living in Washington, D.C., I run into policymakers who tell me White House discussions are not about the right things to do. They feel they know the right things to do—develop useful energy policy, productive infrastructure spending, a strong education system, and preventive health care. Instead, the discussions are about what is politically feasible. Yet, as author Tom Friedman has pointed out, “What happens to a country that continues to sub-optimize its major choices in the face of global competition?” I sometimes wish the political discussion was not about being liberal or conservative, but about telling people what they want to hear versus telling them what they don’t. We don’t want to hear that Social Security benefits need to be means-tested. We don’t want to hear that we need a tax on carbon-related consumption. We don’t want to hear that we can’t stretch our military resources to make every country “safe for democracy.” And some of us don’t want to hear that we must be modest in our family size as the planet cannot sustain a continued rapid rate of population growth.

As investors, we will probably face more economic fits and starts over the next several years, which is typical after the bursting of a bubble economy. High volatility may return as the financial markets navigate the currents from continued deleveraging and rebalanc-ing. Though the near term is troubling, investing in stocks is still important for maintaining diversification, and may be financially rewarding over the longer term as well.

While Calvert can’t do much about the political situation, we can continue to work hard to ensure you have a say in the responsible management of environmental, social, and gov-

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ernance (ESG) factors for the companies in which we invest. Below are highlights of our accomplishments during the reporting period.

Overall Shareholder Advocacy Efforts

Through March 31, 2012, Calvert had filed 23 shareholder proposals in the 2012 proxy season, with 14 resolutions successfully withdrawn after companies agreed to the terms. The most popular topics were board diversity, sustainability disclosure, and climate change.

Setting a Fair and Sustainable Table

Climate change is already lowering the output of food crops such Central and South American coffee beans, which prompted us to file a shareholder resolution asking J.M. Smucker to disclose the climate-related risks for its coffee brands, including Folger’s, which comprise 40% of the company’s revenue. After last year’s strong support of 30%, we re-filed the proposal this year hoping the company reconsiders its resistance.

Despite some sustainability advantages to using palm oil in food and personal care products, the way palm oil trees are grown in some countries results in significant greenhouse gas emissions, displacement of local and Indigenous Peoples, and destruction of endangered species. Therefore, we filed a resolution with Colgate-Palmolive about palm oil sourcing, and withdrew it after Colgate announced a goal to purchase only certified sustainable palm oil by 2015.

Finally, Calvert began working with Oxfam America, farm worker unions, and consumer groups to develop a new certification system for on-farm sustainability of fruits and vegetables grown in the United States. The pilot project evaluates farm worker welfare, pesticide reduction, and product safety.

Rooting Out Supply Chain Abuses

Calvert co-authored a guide with Christian Brothers Investments and the Interfaith Center on Corporate Responsibility to help companies comply with the California Transparency in Supply Chain Act (SB 657). This ground-breaking U.S. law requires manufacturers and retailers with global gross receipts exceeding $100 million that operate in California to disclose efforts to eliminate slavery and human trafficking from their direct supply chains on their corporate web site. The guide also serves as an advocacy tool for more effective management of labor and human rights risks within global supply chains.

On a related note, Calvert has been working through a larger investor coalition to engage Apple management about its suppliers’ factory conditions, especially in China. We believe Apple has made significant strides toward full supply chain transparency and “zero tolerance” for workplace abuses. It moved aggressively to have the Fair Labor Association conduct third-party audits of its suppliers and is posting the results of monthly audits on its web site. We will continue to monitor the situation and help the company remedy its supply chain issues.

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Improving Regulation of ESG Issues

Clean Air Act. Calvert coordinated an investor letter to urge timely implementation of new Clean Air Act rules under development at the Environmental Protection Agency (EPA). These rules would improve the efficiency of electric utilities, reduce cross-state air pollution, lower emissions of mercury and air toxins, and create well-paid construction, engineering, and manufacturing jobs. The EPA subsequently announced the new Mercury and Air Toxics rule—a victory for both public and economic health.

Dodd-Frank Reform & Consumer Protection Act of 2010. As early supporters of the legislation, we continue to participate in the Securities and Exchange Commission (SEC) rule-making process for section 1502 of this law, which requires companies using gold, tin, tantalum, and tungsten in their products to disclose whether these “conflict minerals” are coming from specific mines in the Democratic Republic of Congo and adjoining countries whose profits are fueling one of the world’s bloodiest conflicts since World War II. We have met with the SEC commissioner and other officials through a multi-stakeholder coalition, presented the investor perspective at an SEC roundtable in October 2011, and submitted a series of letters and comments about the complex and controversial issues involved. We hope to see a final rule in the coming months.

In my opinion, the way to manage Wall Street excesses is to have the board of directors and top management pledge half their personal assets in the event of institutional failure. Just 30 years ago, firms like Goldman Sachs required their managing partners to pledge all their assets. Then the banks became corporations, which put the public’s money at risk instead of their own. If we ensure Wall Street has skin in the game with this kind of approach, it would increase accountability and help avoid future speculative bubbles.

Community Investments

Many of our Funds participate in Calvert’s High Social Impact Investing program, which is administered through the Calvert Foundation. This community investment program may allocate a small percentage of Fund assets at below-market interest rates to investments that provide economic opportunity for struggling populations.1 One such investment is Pride Industries, which creates jobs for people with disabilities and is an up-and-coming leader in helping individuals overcome barriers to employment. In fiscal year 2010, the organization employed 4,100 individuals, 60% of whom were disabled.

Another example is Via Verde, an innovative and award-winning affordable housing development in the South Bronx. This complex combines urgently needed low- to moderate-income housing with a new model for affordable, green, and healthy urban living and a design that improves the attractiveness of the community around it.

Special Equities

A modest but important portion of certain funds is allocated to small private companies developing products or services that address important sustainability or environmental issues facing our society. One recent investment was LearnZillion, a Washington,

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D.C.-based group using video technology to provide individualized learning in primary schools.2 “Best of class” video modules allow the teacher to track each student’s progress, give the right lessons at the right time, and provide timely support—all with interactive feedback. We are unsure if this approach will be the breakthrough learning improvement the schools need, but all agree innovative solutions need to be tried.

Calvert was also instrumental in getting the U.S. State Department to focus attention on the importance of “impact investing” by way of a conference with an address by Secretary of State Hillary Clinton. We are gratified the U.S. government is manifesting the best of American values by becoming involved in supporting social entrepreneurs.

All of these results have happened, in part, due to your participation and support of the Fund’s goals.

D. Wayne Silby

Founding Chair

May 2012

1. As of March 31, 2012, Calvert Social Investment Foundation (“Calvert Foundation” or “Foundation”) Community Investment Notes represented the following percentages of Fund net assets: Calvert Balanced Portfolio 0.84%, Calvert Equity Portfolio 0.43%, Calvert Bond Portfolio 0.40%, Calvert Capital Accumulation Fund 0.55%, Calvert International Equity Fund 1.37%, and Calvert Small Cap Fund 0.50%. The Calvert Foundation is a 501(c)(3) nonprofit organization. The Foundation’s Community Investment Note Program is not a mutual fund and should not be confused with any Calvert Investments-sponsored investment product.

2. As of March 31, 2012, LearnZillion represented 0.02% of Calvert Balanced Portfolio. Holdings are subject to change.

As of March 31, 2012, the following companies represented the following percentages of net assets: J.M. Smucker 0%; Colgate-Palmolive 0.50% of Calvert Balanced Portfolio, 0.38% of Calvert Bond Portfolio, 1.40% of Calvert Enhanced Equity Portfolio; and Apple 2.51% of Calvert Balanced Portfolio, 3.87% of Calvert Equity Portfolio, and 3.90% of Calvert Enhanced Equity Portfolio. Holdings are subject to change.

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Dear Shareholders:

After a difficult summer of 2011, investor sentiment improved toward the end of 2011, and many investors clearly breathed a sigh of relief in early 2012. Headlines about Europe’s sovereign debt crisis had reached a fever pitch during the final months of 2011 and investors worldwide held their breath, concerned about the potential fallout on markets near and far.

However, long-term refinancing operations agreed to in December 2011 by the European Central Bank that enabled the region’s banks to borrow at very low interest rates as well as progress on a Greek bailout seemed to pull the eurozone back from the brink of collapse and reassured investors. As a result, the broad international markets of the MSCI EAFE Index improved, returning 14.73% for the reporting period.

Overall, key U.S. economic indicators such as the unemployment rate, manufacturing data, housing market fundamentals, and consumer confidence showed gradual improvement. But consumer spending remained weak, and gasoline prices topping $4.00 a gallon in some areas in March did not help. As a result, economic growth continued at a snail’s pace.

In contrast to the fourth quarter, when the Standard & Poor’s (S&P) 500 Index earned nearly all of its return during October, the S&P 500 Index had a strong and mostly steady climb in the first quarter of 2012 to end the reporting period at 25.89%. Investors became more open to risk over the reporting period as well.

Broadening the Reach of SRI

It’s worth noting that corporate responsibility is just as relevant today as it’s always been—and perhaps even more so in these times of economic uncertainty. At Calvert, we have long believed that a company’s environmental, sustainability, and governance policies correlate strongly with its risk management and financial performance. It’s clear that more and more investors, consumers, and companies are reaching the same conclusions, and that the use of shareholder advocacy to effect change is becoming an increasingly powerful tool.

However, we always welcome additional proof of this, especially from venerable sources such as Ernst & Young. In a new white paper, the management consulting firm noted that social and environmental issues accounted for 40% of shareholder proposals on proxy ballots last year, up one-third from 2010. Ernst & Young also predicts these issues will dominate proposals for the third consecutive year in 2012, thanks to a convergence of factors drawing attention to companies’ actions on sustainability and environmental issues.1 Perhaps even more important is the broadening of support. Sustainability proposals overall received favorable votes from a record 21% of shareholders in 2011, and nearly one-third of the proposals had support exceeding 30%—a critical level where corporate boards can’t help but take notice. This is on par with Calvert’s own experiences, where

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38% of resolutions we filed or co-filed that resulted in a vote last year received support of more than 30%.

If you’re interested in learning more about our shareholder advocacy efforts this year, visit us online at www.calvert.com/sri-resolutions.html.

Calvert’s Women’s Principles and Diversity

In March, Calvert helped mark the two-year anniversary of the United Nation’s Women’s Empowerment Principles (WEP) at the U.N. Gender Equality for Sustainable Business Event, which emphasized the business case for promoting gender equality in the workplace. More than 400 chief executives have now publicly committed to implementing the WEP, which were adapted from the Calvert’s Women’s Principles® in 2010. We’re also participating in the WEP Leadership Group, comprised of 30 leading companies, investors, and women-focused organizations seeking to encourage broader adoption of the Principles.

We filed six shareholder resolutions for the upcoming annual meeting season asking companies to add specific considerations of race and gender diversity to their desired director characteristics. Five were successfully withdrawn after management agreed. Notably, this includes American Financial Group, whose resistance last year led to a vote supported by 27% of shareholders. So, persistence does indeed pay off. The lone holdout is Urban Outfitters, where company resistance led to a vote last year that received 22% support.

Leading the Path to Sustained Sustainability in the Next Economy

In October, Calvert had the privilege of co-hosting the 2011 United Nations Environment Programme Finance Initiative (UNEP-FI) Global Roundtable in Washington, D.C. More than 500 attendees from the investment, banking, and insurance industries discussed the tipping point for linking global sustainability and market stability as the cornerstone of the “next economy.” In my opening remarks as UNEP-FI co-chair of the Global Steering Committee, I highlighted the importance of the financial community working together. This is necessary not only to restore trust in financial systems, but also to make a meaningful impact on the pressing challenges facing the world today so that a sustainable future will exist for all. This is an idea that’s been at the heart of Calvert Investments for more than 30 years. Calvert’s leadership on these topics was evident at the event, with Calvert team members speaking on panels about human rights, water, and ecosystem services.

Other Calvert News

As you may know, we launched Calvert Equity Income Fund2 last fall to offer the potential for attractive income generation and competitive total return by investing in a portfolio of large-cap, dividend-paying stocks that we believe provide compelling value. Calvert Large Cap Value Fund co-portfolio managers James McGlynn, CFA and Yvonne Bishop, CFA are managing the new Fund. Both Funds feature Calvert’s SAGE strategy,

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which involves Calvert actively engaging with companies held in the Funds to engender positive change.

A Variety of Ways to Stay Informed

We are cautiously optimistic about the continued economic recovery, but much uncertainty and the potential for renewed volatility remains. That’s why we always feel it’s best to maintain a well-diversified mix of U.S. and international stocks, bonds, and cash appropriate for your goals and risk tolerance. And of course, we suggest you consult your financial advisor if you have questions or concerns.

We also invite you to visit our website, www.calvert.com, for fund information, portfolio updates, and commentary from Calvert professionals. And now, you can get the same information on the go with Calvert’s new iPhone® app, which is available for free from iTunes.

As always, we thank you for investing with Calvert.

Barbara J. Krumsiek
President and CEO
Calvert Investments, Inc.

May 2012

1 Ernst & Young, Leading Corporate Sustainability Issues in the 2012 Proxy Season: Is your board prepared?

2 Investment in mutual funds involves risk, including possible loss of principal invested. For more information on any Calvert fund, please contact Calvert at 800.368.2748 for a free summary prospectus and/or prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The summary prospectus and prospectus contain this and other information. Read them carefully before you invest or send money. Calvert mutual funds are underwritten and distributed by Calvert Investment Distributors, Inc., member FINRA and subsidiary of Calvert Investments, Inc.

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Performance

For the six-month period ended March 31, 2012, Calvert Money Market Portfolio returned 0.005% compared to its benchmark, the Lipper Money Market Funds Average, which returned 0.01% for the same period.

Market Review

The six-month reporting period began with great angst as financial markets struggled to recover from disruptions, including the eurozone sovereign debt crisis; the credit rating downgrade of U.S. government debt by Standard & Poor’s, which led to a sharp global selloff in “risk” assets, including U.S. corporate bonds; and reduced expectations for global economic growth. Concerted and

CALVERT MONEY MARKET PORTFOLIO
MARCH 31, 2012
INVESTMENT PERFORMANCE
(total return)
6 Months		12 Months
ended		ended
3/31/12		3/31/12
Class O	0.005%	0.01%
Lipper Money Market
Funds Average	0.01%	0.02%

AVERAGE ANNUAL TOTAL RETURNS
One year		0.01%
Five year		1.27%
Ten year		1.62%

7-DAY SIMPLE/EFFECTIVE YIELD
7-day simple yield		0.01%
7-day effective yield		0.01%

		% of Total
INVESTMENT ALLOCATION		Investments
Variable Rate Demand Notes		85.0%
U.S. Treasury		8.1%
U.S. Government Agencies
and Instrumentalities		3.7%
Municipal Obligations		2.9%
Time Deposit		0.2%
Loans and Deposit Receipts
Guaranteed by U.S.
Government Agencies		0.1%
Total		100%

Total return assumes reinvestment of dividends. The performance data shown represents past performance and does not guarantee future results. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. Investment return will fluctuate so that current performance may be lower or higher than the performance data quoted. An investment in the Fund/portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Visit www.calvert. com for current performance data.

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major action by the world’s largest central banks helped stabilize markets, and continued, gradual improvement in U.S. economic data helped the market recover. By the beginning of October, equity and corporate bond markets had begun a rally that continued through the end of the reporting period.

Since the U.S. mortgage crisis began in earnest in late 2007, a major catalyst for market rallies has been the anticipated and actual moves of the world’s major central banks. The central banks did not disappoint last summer. The earliest response to the market dislocations in the summer of 2011 came from the U.S. Federal Reserve Bank (Fed), which extended the expected timeframe for its near-zero interest rate policy through late 2014. The Fed took additional actions to hold down the yields on Treasuries, encouraging investors to take more risk.

The Fed’s actions were a salve, but investors remained worried about the prospects for a disorderly Greek default and the possibility that Italy and Spain might have difficulty in the debt markets. The euro-area banking system started to freeze. U.S. money-market funds stopped short-term lending to most euro-area banks. However, major central banks agreed to reopen currency swap lines, and funding markets began to defrost. Investors’ concerns persisted until early December when the European Central Bank (ECB) stepped in with a substantial package of easing provisions that included three-year loans to banks, easier loan collateral rules, and a rate cut of 25 basis points (a basis point is 0.01 percentage points). After that, Spain and Italy were able to roll their maturing debt at much lower interest rates, Greece negotiated a debt restructuring and was approved for a new bailout, and central banks in Britain, Japan, and China eased monetary policy further.

The concerted action of central banks, especially the ECB, stimulated a strong rally in riskier assets such as equities and corporate bonds. Volatility in these markets dropped sharply and liquidity improved. Yields on safe-haven government bonds rose. Over the course of the reporting period, the yield on the benchmark 10-year Treasury note increased by 20 basis points to 2.22%. The trend was supported by a string of positive U.S. economic reports, especially regarding the labor market. As of March 2012, the U.S. unemployment rate had fallen from 9% to 8.2%. The U.S. housing market remained weak, but there were signs of a bottom. The inflation rate rose, but expectations for inflation remain constrained. Perhaps hoping to offset pressure from opponents of its unprecedented easy monetary policy, the Fed announced a 2% inflation-rate target. Money-market rates remain very low, pinned down by Fed policy.

Outlook

We started 2012 with a cautiously optimistic outlook, and we retain that view. Economic and financial challenges remain largely unchanged. Euro-area troubles have receded somewhat, but many of the underlying issues remain unresolved. The U.S. economy is growing at a better pace but remains encumbered by the baggage of the financial crisis, including a weak housing market, heavier regulation, and bitterly divided political leadership in an election year. Prospects for healthy global economic growth are dimmer. We expect money-market rates to remain very low over the next six months.

May 2012

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Investment Performance

Calvert Balanced Portfolio (Class A shares at NAV) returned 16.50% for the six-month period ended March 31, 2012, underper-forming the Russell 1000 Index, which returned 26.27%.

An alternative composite index of 60% Russell 1000 Index and 40% Barclays U.S. Credit Index, which represents the long-term expected allocation to stocks and bonds in the Portfolio, returned 17.27% for the reporting period. The poor performance of the Portfolio’s bond holdings relative to the Barclays U.S. Credit Index was the primary reason for the Portfolio’s slight underperfor-mance relative to the composite index.

Investment Climate

During the six-month reporting period, strong earnings from U.S. companies, continued improvements in U.S. macroeconomic data, and aggressive accommodative monetary policy worldwide helped equity markets rally hard off their lows posted last

CALVERT BALANCED PORTFOLIO
March 31, 2012

INVESTMENT PERFORMANCE
(total return at NAV*)
	6 Months	12 Months
	ended	ended
	3/31/12 #	3/31/12
Class A	16.50%	8.76%
Class B	15.92%	7.67%
Class C	16.00%	7.81%
Class I	16.80%	9.30%

Russell 1000 Index	26.27%	7.86%
Balanced Composite
Index	17.27%	8.55%
Lipper Mixed-Asset
Target Alloc.
Growth Funds
Average	17.06%	3.19%

TEN LARGEST
STOCK HOLDINGS		% of Net Assets
Apple, Inc.		2.5%
EMC Corp.		2.0%
Microsoft Corp.		2.0%
Google, Inc.		1.5%
Cummins, Inc.		1.4%
Franklin Resources, Inc.		1.4%
Oneok, Inc.		1.4%
Capital One Financial, Corp.		1.4%
TJX Co.’s, Inc.		1.3%
Express Scripts, Inc.		1.3%
Total		16.2%

*Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charge.

# The investment performance/return at NAV has been calculated in accordance with Generally Accepted Accounting Principles (GAAP) and includes certain adjustments. As a result of these adjustments, the investment return may be higher than the shareholder received during the reporting period. See Note G - Other in Notes to Financial Statements.

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fall, albeit on low volume. For the trailing six-month period, the Russell 1000, Russell 2000, MSCI EAFE, and MSCI Emerging Markets Indices returned 26.27%, 29.83%, 14.73%, and 19.20%, respectively.

The growth equity investment style slightly outperformed the value style, and within the Russell 1000 Index, Financials, Information Technology, and Consumer Discretionary were the top-performing sectors. The Utilities, Telecommunications, and Consumer Staples sectors lagged as the risk-on trade returned with a vengeance.

In the United States, improving jobs data were a significant boost to equity market performance with the recent and welcome improvements in the unemployment rate and jobless claims compounding the positive effects from strong corporate earnings. The falling unemployment rate also helped drive continued improvement in consumer confidence and consumer spending, which were not as heavily impacted by rising gasoline prices as they could have been had the stock market and the job market not been improving.

The manufacturing sector continued to provide significant support to the U.S. economic recovery, with a weak U.S. dollar supporting strong exports and the national Purchasing Manager’s Index firmly in an expansionary mode. Vehicle sales and production both looked encouraging as well. However, deepening recession in Europe and the overall slowdown in the global economy will de-emphasize the contribution of exports to U.S. gross domestic product (GDP). Therefore, the continued recovery of the U.S. consumer will be important for a self-sustained U.S. economic recovery. The service sector has been showing signs of improvement recently — a sign the

CALVERT BALANCED PORTFOLIO
MARCH 31, 2012

AVERAGE ANNUAL TOTAL RETURNS

CLASS A SHARES	(with max. load)
One year	3.58%
Five year	1.47%
Ten year	3.35%

CLASS B SHARES	(with max. load)
One year	2.67%
Five year	1.24%
Ten year	2.81%

CLASS C SHARES	(with max. load)
One year	6.81%
Five year	1.56%
Ten year	2.89%

CLASS I SHARES*
One year	9.30%
Five year	3.00%
Ten year	4.31%

ASSET ALLOCATION	% of Total Investments
Equity Investments	59%
Bonds	41%
100%

* Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the period June 30, 2003 through December 27, 2004.

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Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The results shown are for Class A shares and reflect the deduction of the maximum front-end Class A sales charge of 4.75% and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert. com. The gross expense ratio from the current prospectus for Class A shares is 1.25%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

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manufacturing-led recovery in the United States may be spreading to other sectors.

U.S. bank lending continued to improve despite regulatory pressures threatening the long-term profitability of the banking industry. An improving consumer balance sheet allowed banks to increase lending while adhering to higher lending standards. The U.S. housing market continued to bottom out and showed signs of improvement, though it is not out of the woods yet, especially with foreclosed inventories still high. The housing sector, while not providing much growth, is not likely to be the drag on the economy that it has been for many quarters since the bursting of the housing bubble.

Despite visible improvements in the macroeconomic data, in January the U.S. Federal Reserve (Fed) announced an extension of its low interest rate policy through the end of 2014. It also adopted a formal inflation target of 2% and suggested that balance sheet expansion (QE3) is not out of the question should economic conditions deteriorate, though this is less likely in the near term. The move appeared to reflect the Fed’s heightened focus on unemployment, which has become an increasingly important part of the Fed’s dual mandate of price stability and maximum employment this election year.

This aggressively accommodative monetary policy is likely to create an environment conducive to imbalances and bubbles in the economy and markets. With U.S. interest rates and the dollar at historic lows, U.S. dollar-denominated commodities like oil have been rising in price to levels where the demand destruction begins to create negative feedback on both commodity prices and economic growth globally. Interestingly, this negative feedback may be disproportionately higher for the commodity-hungry emerging market economies than for the United States itself. Therefore, it could be that the United States will end up “exporting” the recessionary pressures outside its borders to more commodity-intensive economies like China and Brazil.

Still, with global economic challenges keeping inflation in check, policymakers around the globe continued their efforts toward easing monetary policies, which should help stimulate economic growth. Unfortunately for the global economy and consumers, the rate of increase in oil prices kept pace with the stock market, exacerbated by the geopolitical tensions in the Middle East. This rising oil price trend, if not reversed, will likely put a damper on global economic growth.

In the eurozone, investors increasingly worried about the currency’s potential collapse during the fourth quarter of 2011, though there was some stability to start 2012. Yields on the sovereign debt of Spain, Greece, Italy, and France soared in November, but have gradually declined since then, signaling that the LTRO (long-term refinancing operation) may have helped the eurozone sovereign bond markets by driving down short-term yields and, for the time being, reduced investor perception of the probability of a global financial crisis.

Despite the positive impact of the LTRO, Europe continued to provide a negative backdrop to investor confidence and was a drag on the global economy. Eurozone GDP contracted 0.3% in the fourth quarter of 2011, while the unemployment rate in the eurozone reached a 15-year high of 10.8%. These data confirmed our concerns about the eurozone’s economic outlook and the worsening recession in Europe, including the core economies.

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A deal on the Greek bailout was reached by all involved parties with the resulting Greek bond swap reducing Greece’s debt burden by 100 billion euros. Even with the bond swap, debt in Greece is becoming an increasingly larger percentage of GDP due to the rate at which Greece’s GDP is contracting, a trend that will continue to jeopardize the country’s credit health.

A positive inflation trend allowed the Chinese government to continue to reposition its economic policy from contractionary for most of 2011 to stimulative. The Chinese economy continued to decelerate during the quarter as foreign direct investment, one of the major drivers of economic growth in China, declined on a year-over-year basis for four consecutive months. Increasing domestic consumption in the country will be key to offsetting this effect. China cut its economic growth target from 8% to 7.5%, signaling the country’s need to transition to a more sustainable, consumer-driven economic model.

The Fed took additional actions to hold down the yields on Treasuries, encouraging investors to take more risk. However, yields on safe-haven government bonds still edged up, with the yield on the benchmark 10-year Treasury note increasing by 0.20 percentage points to 2.22%. However, corporate bonds fared better as high yield bonds outperformed investment-grade bonds with returns of 11.65% for the BofA Merrill Lynch High Yield Master II Index and 3.77% for the Barclays U.S. Credit Index. Money-market rates remain very low, pinned down by Fed policy.

Portfolio Strategy

Calvert generally maintains a weighting of 60% stocks and 40% bonds in the Portfolio. With the high level of market volatility over the past year, the actual weighting has fluctuated as stock and bond returns varied. However, Calvert tracked the Portfolio’s stock and bond exposure throughout the period to make sure it did not fluctuate excessively. We also made measured, timely shifts in the allocation between stocks and bonds, which benefited the Portfolio’s performance by approximately 0.29 percentage points.

Equities

The Portfolio’s equity allocation outperformed for the period primarily due to good stock selection in the Energy and Information Technology sectors. In Energy, FMC Technologies and Plains Exploration & Production were the biggest contributors. In Information Technology, owning EMC and not owning the poorly performing Oracle (a stock that did not meet the Portfolio’s environmental, social, and governance criteria) were the primary contributors to the relative performance. The modest cash position detracted from performance in the recent strong market environment.

Fixed Income

The bond portion of the Portfolio underperformed the Barclays U.S. Credit Index due to its holdings of investment-grade securities that are not included in the benchmark.

During the reporting period, we repositioned the Portfolio to reflect a decrease in

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demand for thinly traded securities. We will continue to actively reduce our exposure to these types of investments and reallocate the proceeds to more liquid index-type names. This will help increase Portfolio liquidity as well as selectively increase our corporate credit exposure. We will continue to include out-of-index securities that offer compelling relative value, but in smaller amounts than in the past.

We also lengthened the duration of the Portfolio’s fixed-income holdings to narrow the gap between the duration of the Portfolio and the duration of the Index during the period, although the Portfolio’s shorter relative duration offset some of the negative consequences of higher interest rates.1 Duration is a measure of a portfolio’s sensitivity to changes in interest rates. The longer the duration, the greater the change in price relative to interest rate movements. The Fund uses Treasury futures to hedge its interest rate position. An out-of-index exposure to high-yield bonds (5.10% of the Portfolio’s bond allocation at the beginning of the period)2 helped performance as well.

Market Outlook

A sharp slowdown or, more importantly, a hard economic landing in China, fueled by a possible bursting of a real-estate bubble there, would certainly create strong ripple effects throughout the global economy, including the United States, but this indirect impact could be less damaging than a domestic recession in the United States.

If the U.S. economic recovery proves robust enough to withstand the negative headwinds from Europe and China in 2012, U.S. equities may significantly outperform Treasuries given the relative valuation of the two asset classes. Highly bid-up dividend-yielding securities may also underperform as investor risk aversion subsides. However, if more investors refocus on the underlying economic fundamentals in Europe, the risk aversion trade may return for some time during the year. In this environment, despite stronger economic data in the United States, one thing is certain--equity market volatility is likely to be here to stay for most of 2012.

We expect money-market rates to remain very low over the next six months. In our opinion, corporate bonds have moved from extremely undervalued relative to Treasuries to fairer valuations. We remain poised to take advantage of pricing anomalies created by volatility in the bond market and plan to use windows of liquidity to sell positions we believe have become fully valued.

May 2012

1. At the start of the reporting period, the portfolio's duration was 5.06 years compared to the Barclays U.S. Credit Index’s 6.58 years. By the end of the period, we had extended duration to roughly 5.67 years, while the index's duration stood at 6.62 years.

2. This percentage does not include non-rated bonds.

As of March 31, 2012, the following companies represented the following percentages of Portfolio net assets: FMC Technologies 0.84%, Plains Exploration & Production 0.52%, EMC 1.40%, and Oracle 0%. Holdings are subject to change.

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Performance

For the six-month period ended March 31, 2012, Calvert Bond Portfolio (Class A shares at NAV) returned 2.18%. Its benchmark index, the Barclays U.S. Credit Index, returned 3.77% for the same period. The portfolio’s underperformance was largely due to its holdings of investment-grade securities that are not included in the benchmark.

CALVERT BOND
PORTFOLIO
MARCH 31, 2012
INVESTMENT PERFORMANCE
(total return at NAV*)
	6 Months	12 Months
	ended	ended
	3/31/12 #	3/31/12
Class A	2.18%	5.38%
Class B	1.71%	4.30%
Class C	1.77%	4.55%
Class I	2.63%	6.03%
Class Y	2.39%	5.72%

Barclays U.S. Credit
Index	3.77%	9.58%
Lipper A Rated Corporate
Debt Funds Average	2.69%	7.42%

	30 days ended
SEC YIELDS	3/31/12	9/30/11
Class A	2.18%	2.50%
Class B	1.30%	1.54%
Class C	1.47%	1.80%
Class I	2.89%	3.23%
Class Y	2.57%	2.92%

* Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 3.75% front-end sales charge or any deferred sales charge.

# The investment performance/return at NAV has been calculated in accordance with Generally Accepted Accounting Principles (GAAP) and includes certain adjustments. As a result of these adjustments, the investment return may be higher than the shareholder received during the reporting period. See Note G - Other in Notes to Financial Statements.

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Market Review

The six-month reporting period began with great angst as financial markets struggled to recover from disruptions, including the eurozone sovereign debt crisis; the credit rating downgrade of U.S. government debt by Standard & Poor’s, which led to a sharp global selloff in “risk” assets, including U.S. corporate bonds; and reduced expectations for global economic growth. Concerted and major action by the world’s largest central banks helped stabilize markets, and continued, gradual improvement in U.S. economic data helped the market recover. By the beginning of October, equity and corporate bond markets had begun a rally that continued through the end of the reporting period.

Since the U.S. mortgage crisis began in earnest in late 2007, a major catalyst for market rallies has been the anticipated and actual moves of the world’s major central banks. The central banks did not disappoint last summer. The earliest response to the market dislocations in the summer of 2011 came from the U.S. Federal Reserve Bank (Fed), which extended the expected time-frame for its near-zero interest rate policy through late 2014. The Fed took additional

CALVERT BOND
PORTFOLIO
MARCH 31, 2012
`
% of Total
ECONOMIC SECTORS	Investments
Asset Backed Securities	2.5%
Basic Materials	0.8%
Communications	10.1%
Consumer, Cyclical	5.6%
Consumer, Non-cyclical	5.3%
Energy	4.1%
Financials†	39.7%
Government	16.1%
Industrials	2.5%
Mortgage Securities	5.3%
Technology	3.6%
Time Deposit	3.8%
Utilities	0.6%
Total	100%

† Includes government-guaranteed issues and REITs.

actions to hold down the yields on Treasuries, encouraging investors to take more risk.

The Fed’s actions were a salve, but investors remained worried about the prospects for a disorderly Greek default, and the possibility that Italy and Spain might have difficulty in the debt markets. The euro-area banking system started to freeze. U.S. money-market funds stopped short-term lending to most euro-area banks. However, major central banks agreed to reopen currency swap lines and funding markets began to defrost. Investors’ concerns persisted until early December when the European Central Bank (ECB) stepped in with a substantial package of easing provisions that included three-year loans to banks, easier loan collateral rules, and a rate cut of 25 basis points (a basis point is 0.01 percentage points). After that, Spain and Italy were able to roll their maturing debt at much lower interest rates, Greece negotiated a debt restructuring and was approved for a new bailout, and central banks in Britain, Japan, and China eased monetary policy further.

The concerted action of central banks, especially the ECB, stimulated a strong rally in riskier assets, such as equities and corporate bonds. Volatility in these markets dropped sharply and liquidity improved. Yields on safe-haven government bonds rose. Over the course of the reporting period, the yield on the benchmark 10-year Treasury note increased by 20 basis points to 2.22%. The trend was supported by a string of positive

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U.S. economic reports, especially regarding the labor market. As of March 2012, the U.S. unemployment rate had fallen from 9% to 8.2%. The U.S. housing market remained weak, but there were signs of a bottom. The inflation rate rose, but expectations for inflation remain constrained. Perhaps hoping to offset pressure from opponents of its unprecedented easy monetary policy, the Fed announced a 2% inflation-rate target. Money-market rates remain very low, pinned down by Fed policy.

Portfolio Strategy

During the reporting period, we repositioned the Portfolio to reflect a decrease in demand for thinly traded securities. We will continue to actively reduce our exposure to these types of investments and reallocate the proceeds to more liquid index-type names. This will help increase Portfolio liquidity as well as selectively increase our corporate credit exposure. We will continue to include out-of-index securities in the Portfolio when we believe they offer compelling relative value, but the size of these holdings will be smaller than it has been in the past.

We lengthened the Portfolio’s duration during the reporting period. Duration is a measure of a portfolio’s sensitivity to changes in interest rates. The longer the duration, the greater the change in price relative to interest rate movements. At the start of the reporting period, the Portfolio’s duration was 5.07 years compared to the benchmark’s 6.67 years. By the end of the period, we had extended duration to roughly 5.66 years, while the index’s duration stood at 6.74 years. Ten-year Treasury rates rose during the reporting period from 1.92% to 2.22%. The Portfolio’s duration, which remained shorter than that of the index, helped offset some of the negative consequences of higher interest rates. The Portfolio uses Treasury futures to hedge its interest rate position.

The Portfolio’s exposure to high-yield bonds, which are not included in the index, helped performance during the period. The BofA Merrill Lynch High Yield Master II Index, which measures the performance of high-yield bonds, returned 11.65% during the six-month reporting period. At the beginning of the period, approximately 6.74% of the Portfolio was invested in high-yield bonds. (This percentage does not include non-rated bonds.)

Outlook

We started 2012 with a cautiously optimistic outlook, and we retain that view. Economic and financial challenges remain largely unchanged. Euro-area troubles have receded somewhat, but many of the underlying issues remain unresolved. The U.S. economy is growing at a better pace, but remains encumbered by the baggage of the financial crisis, including a weak housing market, heavier regulation, and bitterly divided political leadership in an election year. Prospects for healthy global economic growth are dimmer.

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Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The results shown are for Class A shares and reflect the deduction of the maximum front-end sales Class A charge of 3.75% and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of the Portfolio shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www. calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.13%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Portfolio’s operating expenses.

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In our opinion, corporate bonds have moved from extremely undervalued relative to Treasuries to being more fairly valued. In our taxable bond Funds, we remain poised to take advantage of pricing anomalies created by rough markets, and plan to use windows of liquidity to sell positions that we believe have become fully valued.

May 2012

CALVERT BOND
PORTFOLIO
MARCH 31, 2012

AVERAGE ANNUAL TOTAL RETURNS

CLASS A SHARES	(with max. load)
One year	1.41%
Five year	3.75%
Ten year	4.99%

CLASS B SHARES	(with max. load)
One year	0.30%
Five year	3.50%
Ten year	4.38%

CLASS C SHARES	(with max. load)
One year	3.55%
Five year	3.73%
Ten year	4.52%

CLASS I SHARES
One year	6.03%
Five year	5.18%
Ten year	6.02%

CLASS Y SHARES*
One year	5.72%
Five year	4.74%
Ten year	5.49%

* Calvert Bond Portfolio first offered Class Y shares on October 31, 2008. Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.

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Investment Performance

For the six-month period ended March 31, 2012, Calvert Equity Portfolio (Class A shares at NAV) returned 22.84% compared with the Standard & Poor’s (S&P) 500 Index’s return of 25.89%. In general, we did a better job with sector allocation than picking the correct stocks in each of those sectors for the reporting period.

Investment Climate

Charles Dickens’ A Tale of Two Cities is once again an apt analogy as the fourth quarter of 2011 and first quarter of 2012 could scarcely have been more different. It was a challenging environment for stock pickers as the market’s nice gains were about the only commonality.

The most obvious difference was the economic backdrop. In the fourth quarter, the U.S. economy was hardly robust, but conditions, including employment, were clearly improving. However, no one seemed to care as fears of a double-dip recession dominated the news and the markets--largely driven by fears about the health of the European economy, which reached a crescendo in November 2011. Would the aftermath of a

CALVERT EQUITY
PORTFOLIO
MARCH 31, 2012

INVESTMENT PERFORMANCE
(total return at NAV*)
	6 Months	12 Months
	ended	ended
	3/31/12	3/31/12
Class A	22.84%	5.64%
Class B	22.26%	4.68%
Class C	22.38%	4.84%
Class I	23.20%	6.22%
Class Y	23.10%	6.04%

S&P 500 Index	25.89%	8.54%

Lipper Large-Cap
Growth Funds
Average	26.88%	8.38%

TEN LARGEST STOCK HOLDINGS
	% of Net Assets
QUALCOMM, Inc.		4.7%
Allergan, Inc.		4.4%
Apple, Inc.		3.9%
Cameron International Corp.		3.4%
Suncor Energy, Inc.		3.3%
CVS Caremark Corp.		3.3%
priceline.com, Inc.		3.3%
Cognizant Technology Solutions
Corp.		3.0%
Danaher Corp.		2.7%
Ecolab, Inc.		2.6%
Total		34.6%

*Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charge.

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Greek debt default end up being similar to the Lehman Brothers bankruptcy? No one knew for sure. Therefore, the stock market sank or surged on every rumor about European banks or governments.

This made “investing” very difficult since fundamentals didn’t matter. Stocks generally behaved based on the direction the economic winds were blowing. Many investors simply cashed out. Those who stayed piled into stocks with higher-than-average dividend yields, which tend to be the largest-cap, slower-growing stocks that comprise more of the benchmark.

It seems everything changed when we woke up on New Year’s Day. And I mean literally everything with regard to the economy and stock market. Consensus opinion on the U.S. economy shifted from excessive worry to acknowledgement of the strengthening that had been plainly obvious for months. Europe almost disappeared from the headlines. Stocks that couldn’t find a buyer in December surged in January. Smaller-cap stocks fared better. Growth stocks easily trumped their dividend-paying brethren. Up was down and down was up. Being a stock-picker mattered again.

CALVERT EQUITY
PORTFOLIO
STATISTICS
MARCH 31, 2012

% of Total
ECONOMIC SECTORS	Investments
Consumer Discretionary	12.4%
Consumer Staples	9.3%
Energy	10.3%
Financials	10.9%
Health Care	13.2%
Industrials	9.6%
Information Technology	28.6%
Limited Partnership Interest	0.2%
Materials	2.6%
Time Deposit	2.6%
Venture Capital	0.3%
Total	100%

Given the mirror image performance of these two quarters, it’s tough to draw meaningful conclusions from sector performance. Financials was the best-performing sector, rising as fears of a global financial meltdown evaporated. Technology and Consumer Discretionary were close behind, while Utilities, Telecommunication Services, and Consumer Staples lagged for the period.

Portfolio Strategy

Looking at the entire six-month reporting period, the performance difference between the Portfolio and the benchmark somewhat masks very different performance between the two quarters, as our weaker performance in the fourth quarter gave way to strong outperformance in the first quarter.

For better or worse, we’ve had the Portfolio positioned to benefit from continued economic growth since the market’s low point in 2009. For most of the last three years, that was beneficial. But that was the wrong approach for the final months of 2011, when economic trends trumped fundamentals. In any case, early 2012 once again reflects the various headwinds and tailwinds every company faces, with the market rewarding those

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Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The results shown are for Class A shares and reflect the deduction of the maximum front-end sales Class A charge of 4.75% and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of the Portfolio shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.22%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Portfolio’s operating expenses.

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that do well and hitting those that do not. That suits us just fine.

Among the top performers were five companies with consistently strong execution that was eventually rewarded--Priceline.com, Starbucks, Qualcomm, Mercadolibre, and Cameron International. Despite deriving more than half of its business from troubled Europe, Priceline continued to gain market share and ride the wave towards Internet travel reservations. Starbucks posted strong sales due to new products and new channels. Qualcomm continued to be a top beneficiary of smartphone proliferation. As the eBay/ Amazon of Latin America, Mercadolibre benefited from a leadership position in a surging e-commerce environment. Finally, offshore drilling equipment manufacturer Cameron capitalized on increased business after the Gulf Coast oil spill.

However, it’s frustrating to report sizeable negative contributions from Green Mountain Coffee Roasters and Acme Packet. Green Mountain was a strong performer for most of 2011, until a well-known hedge fund manager announced his thesis for shorting the stock in November and it fell sharply. We found his analysis mostly faulty. Although Green Mountain Coffee’s financial execution has been mixed, the company’s Keurig brewers and K-cups have been selling like proverbial hot-cakes. Our analysis shows the stock is considerably undervalued and we have stuck with it.

Acme Packet has a large share of the market for communications gear that’s critical to dealing with the surge in data traffic from smartphones. Many wireless and wireline carriers paused their capital spending as they struggled with how to monetize the increased traffic. But network performance will degrade if spending doesn’t resume, so we expect orders to rebound. Other drags on our relative performance included not

CALVERT EQUITY
PORTFOLIO
MARCH 31, 2012
AVERAGE ANNUAL TOTAL RETURNS

CLASS A SHARES	(with max. load)
One year	0.62%
Five year	3.72%
Ten year	4.08%

CLASS B SHARES	(with max. load)
One year	-0.32%
Five year	3.63%
Ten year	3.69%

CLASS C SHARES	(with max. load)
One year	3.84%
Five year	3.93%
Ten year	3.78%

CLASS I SHARES
One year	6.22%
Five year	5.31%
Ten year	5.17%

CLASS Y SHARES*
One year	6.04%
Five year	4.98%
Ten year	4.71%

*Calvert Equity Portfolio first offered Class Y shares on October 31, 2008. Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.

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owning solid performers with large weightings in the benchmark, such as Philip Morris, ExxonMobil, General Electric, and Bank of America.

Outlook

It’s clear investors were too pessimistic in the fourth quarter. The U.S. economy is making progress and it’s possible that the worst has passed for the eurozone. Emerging-market economies such as China, India, and Brazil have begun a monetary easing cycle. Stock markets have responded and it’s a bit tougher to argue today that the market is seriously undervalued.

There’s always something to worry about, though. Gasoline prices are the obvious domestic concern at this time, though higher employment, the slower rate of price increases versus 2008, and collapsing natural gas prices should all help temper the impact. While the crisis atmosphere in the European Union has passed, its problems are not solved. Further vigilance is required. The toughest risk to quantify is Iran. The impact will depend on how long the stand-off over Iran’s nuclear program and the risk of a military conflict last, and the degree to which oil supply is restricted. That’s tough to evaluate and even tougher to position a portfolio for.

Generally speaking, conditions are fairly favorable for continued global economic expansion and a steady if unspectacular rise in corporate earnings. With valuations still reasonable, the stock market seems prone to further advances. However, there is some risk the U.S. market will trade sideways for the next several months as investors await greater clarity on tax policy, government spending, and regulations. The markets will definitely pay attention to this election.

We’re glad fundamentals seem to matter again. We’ll watch the big picture factors and look for opportunities the market gives us. Once some of the issues are behind us, we believe the outlook for American economic growth and our stock market is quite bright. We look forward to the years ahead.

May 2012

As of March 31, 2012, the following companies represented the following percentages of Portolio net assets: Priceline.com 3.26%, Starbucks 2.13%, Qualcomm 4.67%, Mercadolibre 1.88%, Cameron International 3.43%, Green Mountain Coffee 0.83%, Acme Packet 0.82%, Philip Morris 0%, ExxonMobil 0%, General Electric 0%, and Bank of America 0%. Holdings are subject to change.

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Investment Performance

Calvert Enhanced Equity Portfolio (Class A shares at NAV) returned a solid 22.25% for the six-month period ended March 31, 2012, though it underperformed the 26.27% return of the benchmark Russell 1000 Index. The Portfolio’s relative under-performance was driven primarily by poor stock selection, although sector allocation also detracted from returns.

Investment Climate

During the six-month reporting period, strong earnings from U.S. companies, continued improvements in U.S. macroeconomic data, and aggressive accommodative monetary policy worldwide helped equity markets rally hard off their lows posted last fall, albeit on low volume. For the trailing six-month period, the Russell 1000, Russell 2000, MSCI EAFE, and MSCI Emerging Markets Indices returned 26.27%, 29.83%, 14.73%, and 19.20%, respectively.

The growth investment style slightly outperformed the value style, and within the Russell 1000 Index, Financials, Information

CALVERT ENHANCED EQUITY PORTFOLIO
MARCH 31, 2012

INVESTMENT PERFORMANCE
(total return at NAV*)
6 Months		12 Months
ended		ended
3/31/12		3/31/12
Class A	22.25%	8.19%
Class B	21.52%	6.73%
Class C	21.64%	7.21%
Class I	22.52%	8.73%

Russell 1000 Index	26.27%	7.86%

Lipper Large-Cap
Core Funds Average	24.89%	5.99%

TEN LARGEST STOCK HOLDINGS
% of Net Assets
International Business Machines
Corp.		4.3%
Microsoft Corp.		4.3%
Apple, Inc.		3.9%
Johnson & Johnson		3.3%
Prudential Financial, Inc.		3.0%
AT&T, Inc.		2.9%
W.W. Grainger, Inc.		2.9%
Bristol-Myers Squibb Co.		2.9%
Time Warner Cable, Inc.		2.8%
ACE Ltd.		2.8%
Total		33.1%

*Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charge.

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Technology, and Consumer Discretionary were the top-performing sectors. The Utilities, Telecommunications, and Consumer Staples sectors lagged as the risk-on trade returned with a vengeance.

In the United States, improving jobs data were a significant boost to equity market performance with the recent and welcome improvements in the unemployment rate and jobless claims compounding the positive effects from strong corporate earnings. The falling unemployment rate also helped drive continued improvement in consumer confidence and consumer spending, which were not as heavily impacted by rising gasoline prices as they could have been had the stock market and the job market not been improving.

The manufacturing sector continued to provide significant support to the U.S. economic recovery, with a weak U.S. dollar supporting strong exports and the national Purchasing Manager’s Index firmly in an expansionary mode. Vehicle sales and production both looked encouraging as well. However, worsening recession in Europe and the overall slowdown in the global economy will de-emphasize the contribution of exports to U.S. gross domestic product (GDP). Therefore, the continued recovery of the U.S. consumer will be important for a self-sustained U.S. economic recovery. The service sector has been showing signs of improvement recently—a sign the manufacturing-led recovery in the United States may be spreading to other sectors.

U.S. bank lending continued to improve despite regulatory pressures threatening the long-term profitability of the banking industry. An improving consumer balance sheet allowed banks to increase lending while adhering to higher lending standards. The U.S. housing market continued to bottom out and showed signs of improve-

CALVERT ENHANCED EQUITY PORTFOLIO STATISTICS
MARCH 31, 2012

AVERAGE ANNUAL TOTAL RETURNS

CLASS A SHARES	(with max. load)
One year	3.07%
Five year	-0.55%
Ten year	2.44%

CLASS B SHARES	(with max. load)
One year	1.73%
Five year	-0.99%
Ten year	1.81%

CLASS C SHARES	(with max. load)
One year	6.21%
Five year	-0.47%
Ten year	1.98%

CLASS I SHARES*
One year	8.73%
Five year	0.99%
Ten year	3.28%

* Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the period January 18, 2002 through April 29, 2005.

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Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The results shown are for Classes A and B shares and reflect the deduction of Class A’s the maximum front-end sales charge of 4.75% and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of the Portfolio shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.44%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Portfolio’s operating expenses.

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ment, though it is not out of the woods yet, especially with foreclosed inventories still high. The housing sector, while not providing much growth, is not likely to be the drag on the economy that it has been for many quarters since the bursting of the housing bubble.

Despite visible improvements in the macroeconomic data, in January the U.S. Federal Reserve (Fed) announced an extension of its low interest rate policy through the end of 2014. It also adopted a formal inflation target of 2% and suggested that balance sheet expansion (QE3) is not out of the question should economic conditions deteriorate, though this is less likely in the near term. The move appeared to reflect the Fed’s heightened focus on unemployment, which has become an increasingly important part of the Fed’s dual mandate of price stability and maximum employment this election year.

CALVERT ENHANCED EQUITY PORTFOLIO STATISTICS MARCH 31, 2012
% of Total
ECONOMIC SECTORS	Investments
Consumer Discretionary	10.8%
Consumer Staples	10.6%
Energy	7.6%
Financials	14.4%
Health Care	11.4%
Industrials	10.8%
Information Technology	18.1%
Materials	3.5%
Telecommunication Services	3.1%
Time Deposit	4.2%
Utilities	5.5%
Total	100%

This aggressively accommodative monetary policy is likely to create an environment conducive to imbalances and bubbles in the economy and markets. With U.S. interest rates and the dollar at historic lows, U.S. dollar-denominated commodities like oil have been rising in price to levels where the demand destruction begins to create negative feedback on both commodity prices and economic growth globally. Interestingly, this negative feedback may be disproportionately higher for the commodity-hungry emerging market economies than for the United States itself. Therefore, it could be that the United States will end up “exporting” the recessionary pressures outside its borders to more commodity-intensive economies like China and Brazil.

Still, with global economic challenges keeping inflation in check, policymakers around the globe continued their efforts toward easing monetary policies, which should help stimulate economic growth. Unfortunately for the global economy and consumers, the rate of increase in oil prices kept pace with the stock market, exacerbated by the geopolitical tensions in the Middle East. This rising oil price trend, if not reversed, will likely put a damper on global economic growth.

In the eurozone, investors increasingly worried about the currency’s potential collapse during the fourth quarter of 2011, though there was some stability to start 2012. Yields on the sovereign debt of Spain, Greece, Italy, and France soared in November, but have gradually declined since then, signaling that the LTRO

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(long-term refinancing operation) may have helped the eurozone sovereign bond markets by driving down short-term yields and, for the time being, reduced investor perception of the probability of a global financial crisis.

Despite the positive impact of the LTRO, Europe continued to provide a negative backdrop to investor confidence and was a drag on the global economy. Eurozone GDP contracted 0.3% in the fourth quarter of 2011, while the unemployment rate in the eurozone reached a 15-year high of 10.8%. These data confirmed our concerns about the eurozone’s economic outlook and the deepening recession in Europe, including the core economies.

A deal on the Greek bailout was reached by all involved parties with the resulting Greek bond swap reducing Greece’s debt burden by 100 billion euros. Even with the bond swap, debt in Greece is becoming an increasingly larger percentage of GDP due to the rate at which Greece’s GDP is contracting, a trend that will continue to jeopardize the country’s credit health.

A positive inflation trend allowed the Chinese government to continue to reposition its economic policy from contractionary for most of 2011 to stimulative. The Chinese economy continued to decelerate during the quarter as foreign direct investment, one of the major drivers of economic growth in China, declined on a year-over-year basis for four consecutive months. Increasing domestic consumption in the country will be key to offsetting this effect. China cut its economic growth target from 8% to 7.5%, signaling the country’s need to transition to a more sustainable, consumer-driven economic model.

Portfolio Strategy

Weak stock selection was the main driver of the Portfolio’s relative underperformance for the reporting period, although sector allocation also detracted from returns. The leading detractors were in the Health Care, Energy, and Consumer Staples sectors. These included Johnson & Johnson and Bristol-Myers Squibb in Health Care. In Energy, Chesapeake Energy and EnCana were weak performers. In Consumer Staples, Kimberly-Clark and General Mills hampered performance.

On an individual stock basis, Apple, CBS, and W. W. Grainger were the top contributors to relative performance over this six-month period.

Calvert’s environmental, social, and governance (ESG) criteria modestly contributed to returns over the last six months, primarily in the Utilities sector.

Given that our investment process is designed to emphasize stock selection, we do not expect sector selection to play a large role in performance. However, an overweight to Utilities, along with a modest cash position in the strong market environment, weighed on returns for the reporting period.

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Market Outlook

A sharp slowdown or, more importantly, a hard landing in China, fueled by a possible bursting of a real-estate bubble there, would certainly create strong ripple effects throughout the global economy, including the United States, but this indirect impact may be less damaging than a domestic recession in the United States.

If U.S. economic recovery proves robust enough to withstand the negative headwinds from Europe and China in 2012, U.S. equities may significantly outperform Treasuries given the relative valuation of the two asset classes. Highly bid-up dividend-yielding securities may also underperform as investor risk aversion subsides. However, if more investors refocus on the underlying economic fundamentals in Europe, the risk aversion trade may return for some time during the year. In this environment, despite stronger economic data in the United States, one thing is certain--equity market volatility is likely to be here to stay for most of 2012.

May 2012

As of March 31, 2012, the following companies represented the following percentages of Portfolio net assets: Johnson & Johnson 3.29%, Bristol-Myers Squibb 2.87%, Chesapeake Energy 1.59%, EnCana 1.54%, Kimberly-Clark 2.58%, General Mills 1.86%, Apple 3.91%, CBS 2.11%, and W. W. Grainger 2.93%. Holdings are subject to change.

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2011 to March 31, 2012).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The Money Market Portfolio charges a monthly low balance account fee of $3 to those shareholders whose account balance is less than $2,000. The Enhanced Equity Portfolio charges an annual low balance account fee of $15 to those shareholders whose regular account balance is less than $5,000 ($1,000 for IRA accounts). If the low balance fee applies to your account, you should subtract the fee from the ending account value in the chart below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
	ACCOUNT VALUE	VALUE	DURING PERIOD*
MONEY MARKET	10/1/11	3/31/12	10/1/11 - 3/31/12
Actual	$1,000.00	$1,000.05	$1.02
Hypothetical	$1,000.00	$1,023.98	$1.03
(5% return per
year before expenses)

*Expenses for Money Market are equal to the annualized expense ratio of 0.20%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
	ACCOUNT VALUE	VALUE	DURING PERIOD*
BALANCED	10/1/11	3/31/12	10/1/11 - 3/31/12
CLASS A
Actual	$1,000.00	$1,161.40	$6.68
Hypothetical	$1,000.00	$1,018.82	$6.24
(5% return per
year before expenses)

CLASS B
Actual	$1,000.00	$1,155.70	$12.16
Hypothetical	$1,000.00	$1,013.72	$11.36
(5% return per
year before expenses)

CLASS C
Actual	$1,000.00	$1,156.40	$11.22
Hypothetical	$1,000.00	$1,014.60	$10.48
(5% return per
year before expenses)

CLASS I
Actual	$1,000.00	$1,164.50	$3.90
Hypothetical	$1,000.00	$1,021.40	$3.64
(5% return per
year before expenses)

*Expenses for Balanced are equal to the annualized expense ratios of 1.24%, 2.26%, 2.08%, and 0.72% for Class A, Class B, Class C, and Class I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

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	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
	ACCOUNT VALUE	VALUE	DURING PERIOD*
BOND	10/1/11	3/31/12	10/1/11 - 3/31/12
CLASS A
Actual	$1,000.00	$1,007.20	$6.14
Hypothetical	$1,000.00	$1,018.89	$6.17
(5% return per
year before expenses)

CLASS B
Actual	$1,000.00	$1,002.50	$10.96
Hypothetical	$1,000.00	$1,014.05	$11.03
(5% return per
year before expenses)

CLASS C
Actual	$1,000.00	$1,003.10	$10.06
Hypothetical	$1,000.00	$1,014.95	$10.12
(5% return per
year before expenses)

CLASS I
Actual	$1,000.00	$1,010.40	$3.04
Hypothetical	$1,000.00	$1,021.98	$3.05
(5% return per
year before expenses)

CLASS Y
Actual	$1,000.00	$1,008.70	$4.55
Hypothetical	$1,000.00	$1,020.47	$4.57
(5% return per
year before expenses)

*Expenses for Bond are equal to the annualized expense ratios of 1.22%, 2.19%, 2.01%, 0.60%, and 0.91% for Class A, Class B, Class C, Class I, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

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	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
	ACCOUNT VALUE	VALUE	DURING PERIOD*
EQUITY	10/1/11	3/31/12	10/1/11 - 3/31/12
CLASS A
Actual	$1,000.00	$1,228.40	$6.82
Hypothetical	$1,000.00	$1,018.88	$6.18
(5% return per
year before expenses)

CLASS B
Actual	$1,000.00	$1,222.60	$11.80
Hypothetical	$1,000.00	$1,014.38	$10.70
(5% return per
year before expenses)

CLASS C
Actual	$1,000.00	$1,223.40	$10.91
Hypothetical	$1,000.00	$1,015.19	$9.89
(5% return per
year before expenses)

CLASS I
Actual	$1,000.00	$1,231.70	$3.73
Hypothetical	$1,000.00	$1,021.66	$3.38
(5% return per
year before expenses)

CLASS Y
Actual	$1,000.00	$1,231.00	$4.60
Hypothetical	$1,000.00	$1,020.87	$4.17
(5% return per
year before expenses)

*Expenses for Equity are equal to the annualized expense ratios of 1.22%, 2.12%, 1.96%, 0.67%, and 0.83% for Class A, Class B, Class C, Class I, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

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	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
	ACCOUNT VALUE	VALUE	DURING PERIOD*
ENHANCED EQUITY	10/1/11	3/31/12	10/1/11 - 3/31/12
CLASS A
Actual	$1,000.00	$1,222.50	$7.45
Hypothetical	$1,000.00	$1,018.30	$6.76
(5% return per
year before expenses)

CLASS B
Actual	$1,000.00	$1,215.20	$14.79
Hypothetical	$1,000.00	$1,011.65	$13.43
(5% return per
year before expenses)

CLASS C
Actual	$1,000.00	$1,217.20	$12.20
Hypothetical	$1,000.00	$1,013.99	$11.08
(5% return per
year before expenses)

CLASS I
Actual	$1,000.00	$1,226.00	$4.41
Hypothetical	$1,000.00	$1,021.04	$4.00
(5% return per
year before expenses)

*Expenses for Enhanced Equity are equal to the annualized expense ratios of 1.34%, 2.67%, 2.20%, and 0.79% for Class A, Class B, Class C, and Class I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

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MONEY MARKET PORTFOLIO
STATEMENT OF NET ASSETS
MARCH 31, 2012

DEPOSITORY RECEIPTS FOR U.S. GOVERNMENT	PRINCIPAL
GUARANTEED LOANS - 0.0%	AMOUNT	VALUE
Colson Services Corporation Loan Sets:
2.125%, 5/29/12 (c)(h)(r)	$6,615	$6,615
2.00%, 8/10/12 (c)(h)(r)	4,997	4,998

Total Depository Receipts For U.S. Government Guaranteed
Loans (Cost $11,613)		11,613

VARIABLE RATE DEMAND NOTES - 82.1%
2880 Stevens Creek LLC, 0.60%, 11/1/33, LOC: Bank of the West (r)	3,125,000	3,125,000
Akron Hardware Consultants, Inc., 0.45%, 11/1/22, LOC: FirstMerit
Bank, C/LOC: FHLB (r)	1,379,000	1,379,000
Alexandria Virginia IDA Revenue, 0.36%, 7/1/30, LOC: Bank
of America (r)	5,200,000	5,200,000
Bayfront Regional Development Corp., 0.17%, 11/1/27,
LOC: PNC Bank (r)	5,510,000	5,510,000
Bochasanwasi Shree Akshar Purushottam Swaminarayan Sanstha, Inc.,
0.25%, 6/1/22, LOC: Comerica Bank (r)	1,365,000	1,365,000
California Statewide Communities Development Authority MFH Revenue:
0.31%, 11/1/31, LOC: U.S. Bank (r)	1,110,000	1,110,000
0.17%, 3/15/34, CEI: Fannie Mae (r)	2,150,000	2,150,000
0.19%, 10/15/34, CEI: Fannie Mae (r)	2,500,000	2,500,000
CIDC-Hudson House LLC New York Revenue, 0.60%, 12/1/34,
LOC: Hudson River Bank & Trust, C/LOC: FHLB (r)	365,000	365,000
District of Columbia HFA MFH Revenue, 0.17%, 11/1/38,
CEI: Freddie Mac (r)	200,000	200,000
Florida Housing Finance Corp. MFH Revenue:
Series B, 0.29%, 10/15/32, CEI: Fannie Mae (r)	2,400,000	2,400,000
Series J-1, 0.19%, 10/15/32, CEI: Fannie Mae (r)	300,000	300,000
Series J-2, 0.29%, 10/15/32, CEI: Fannie Mae (r)	1,130,000	1,130,000
Series N-2, 0.28%, 11/1/32, CEI: Freddie Mac (r)	250,000	250,000
Hawaii Department of Budget & Finance Revenue, 0.20%,
12/1/21, LOC: Union Bank (r)	3,052,500	3,052,500
Hayward California MFH Revenue, 0.25%, 5/1/38,
CEI: Freddie Mac (r)	1,000,000	1,000,000
HBPWH Building Co., 0.24%, 11/1/22, LOC: Wells Fargo Bank (r)	705,000	705,000
HHH Investment Co., 0.60%, 7/1/29, LOC: Bank of the West (r)	2,010,000	2,010,000
Hills City Iowa Health Facilities Revenue, 0.21%, 8/1/35,
LOC: U.S. Bank (r)	1,290,000	1,290,000
Illinois Toll Highway Authority Revenue, 0.17%, 7/1/30,
LOC: Northern Trust Co. (r)	5,700,000	5,700,000
Kaneville Road Joint Venture, Inc., 0.24%, 11/1/32, LOC: First
American Bank, C/LOC: FHLB (r)	5,970,000	5,970,000
Legacy Park LLC, 0.35%, 1/1/58, LOC: Fifth Third Bank (r)	2,500,000	2,500,000
Los Angeles California MFH Revenue, 0.32%, 12/15/34, CEI:
Fannie Mae (r)	1,175,000	1,175,000

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	PRINCIPAL
VARIABLE RATE DEMAND NOTES - CONT’D	AMOUNT	VALUE
Michigan Hospital Finance Authority Revenue, 0.22%, 3/1/30,
LOC: Comerica Bank (r)	$1,095,000	$1,095,000
Milpitas California MFH Revenue, 0.13%, 8/15/33,
CEI: Fannie Mae (r)	2,200,000	2,200,000
Montgomery New York Industrial Development Board Pollution
Control Revenue, 0.38%, 5/1/25, LOC: FHLB (r)	2,670,000	2,670,000
Nevada Housing Division Revenue, 0.19%, 4/15/39,
CEI: Fannie Mae (r)	300,000	300,000
New Hampshire Business Finance Authority Revenue, 0.23%,
10/1/37, LOC: TD Bank (r)	4,000,000	4,000,000
New York City Housing Development Corp. MFH Mortgage
Revenue, 0.17%, 5/15/39, CEI: Fannie Mae (r)	3,000,000	3,000,000
New York City Housing Development Corp. MFH Rent Revenue:
0.15%, 11/15/31, CEI: Fannie Mae (r)	1,450,000	1,450,000
0.15%, 11/15/35, CEI: Fannie Mae (r)	1,405,000	1,405,000
New York City Housing Development Corp. MFH Revenue:
0.15%, 6/15/34, CEI: Fannie Mae (r)	3,400,000	3,400,000
0.15%, 12/1/35, CEI: Freddie Mac (r)	5,115,000	5,115,000
0.17%, 11/15/37, CEI: Fannie Mae (r)	1,440,000	1,440,000
0.17%, 11/1/38, CEI: Freddie Mac (r)	1,100,000	1,100,000
0.18%, 1/1/40, CEI: Freddie Mac (r)	2,800,000	2,800,000
New York City IDA Revenue, 0.25%, 2/1/35,
LOC: M&T Trust Co. (r)	1,580,000	1,580,000
New York State HFA Revenue:
0.18%, 5/15/33, CEI: Fannie Mae (r)	200,000	200,000
0.17%, 5/15/34, CEI: Fannie Mae (r)	1,100,000	1,100,000
0.20%, 5/15/37, CEI: Fannie Mae (r)	1,700,000	1,700,000
New York State MMC Corp. Revenue, 0.60%, 11/1/35,
LOC: JPMorgan Chase Bank (r)	3,360,000	3,360,000
Peoploungers, Inc., 0.42%, 4/2/18, LOC: Bank of New
Albany, C/LOC: FHLB (r)	1,615,000	1,615,000
Portage Indiana Industrial Pollution Control Revenue,
0.39%, 5/1/18, LOC: Bank of Tokyo-Mitsubishi UFJ (r)	5,150,000	5,150,000
Prevea Clinic, Inc., 0.24%, 12/1/34, LOC: Wells Fargo Bank (r)	300,000	300,000
Rathbone LLC, 0.28%, 1/1/38, LOC: Comerica Bank (r)	2,510,000	2,510,000
Rhode Island Student Loan Authority Revenue, 0.16%,
6/1/48, LOC: State Street Bank & Trust (r)	5,600,000	5,600,000
San Francisco California City & County Redevelopment Agency
Revenue, 0.15%, 6/15/34, CEI: Fannie Mae (r)	2,000,000	2,000,000
Shawnee Kansas Private Activity Revenue, 0.60%, 12/1/12,
LOC: JPMorgan Chase Bank (r)	1,015,000	1,015,000
Spencer County Indiana Industrial Pollution Control Revenue,
0.39%, 11/1/18, LOC: Mizuho Corp. Bank Ltd. (r)	3,680,000	3,680,000
St. Joseph County Indiana Economic Development Revenue,
0.94%, 6/1/27, LOC: FHLB (r)	175,000	175,000
Utah Housing Corp. MFH Revenue, 0.24%, 4/1/42,
CEI: Freddie Mac (r)	225,000	225,000
Utah Housing Corp. Single Family Revenue, 0.20%, 7/1/36,
CEI: Fannie Mae & Freddie Mac (r)	2,115,000	2,115,000

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	PRINCIPAL
VARIABLE RATE DEMAND NOTES - CONT’D	AMOUNT	VALUE
Washington MFH Finance Commission Revenue:
0.22%, 6/15/32, CEI: Fannie Mae (r)	$600,000	$600,000
0.22%, 7/15/32, CEI: Fannie Mae (r)	540,000	540,000
0.17%, 7/15/34, CEI: Fannie Mae (r)	1,365,000	1,365,000
0.22%, 5/1/37, CEI: Freddie Mac (r)	1,350,000	1,350,000

Total Variable Rate Demand Notes (Cost $116,541,500)		116,541,500

MUNICIPAL OBLIGATIONS - 2.9%
Oregon Tax Anticipation Notes, 2.00%, 6/29/12	2,000,000	2,008,646
Wisconsin GO Bonds, 5.25%, 5/1/17 (prerefunded 5/01/12 @ 100)	2,000,000	2,008,019

Total Municipal Obligations (Cost $4,016,665)		4,016,665

U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES - 3.5%
Fannie Mae Discount Notes, 0.17%, 6/18/12	3,000,000	2,998,895
Federal Home Loan Bank Discount Notes, 0.23%, 8/3/12	2,000,000	1,998,416

Total U.S. Government Agencies And Instrumentalities (Cost $4,997,311)		4,997,311

U.S. TREASURY - 7.8%
United States Treasury Notes:
0.375%, 8/31/12	3,000,000	3,002,854
0.625%, 1/31/13	2,000,000	2,008,028
1.375%, 2/15/13	2,000,000	2,021,502
0.625%, 2/28/13	2,000,000	2,008,606
1.375%, 3/15/13	2,000,000	2,022,257

Total U.S. Treasury (Cost $11,063,247)		11,063,247

TIME DEPOSIT - 0.2%
State Street Bank Time Deposit, 0.113%, 4/2/12	272,662	272,662

Total Time Deposit (Cost $272,662)		272,662

TOTAL INVESTMENTS (Cost $136,902,998) - 96.5%		136,902,998
Other assets and liabilities, net - 3.5%		5,015,904
NET ASSETS - 100%		$141,918,902

See notes to statements of net assets and notes to financial statements.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 42

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest unlimited number of no par value shares authorized,
141,973,490 shares outstanding	$141,907,483
Undistributed net investment income	20,502
Accumulated net realized gain (loss) on investments	(9,083)

NET ASSETS	$141,918,902

NET ASSET VALUE PER SHARE	$1.00

See notes to statements of net assets and notes to financial statements.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 43

BALANCED PORTFOLIO STATEMENT OF NET ASSETS
MARCH 31, 2012

EQUITY SECURITIES - 59.0%	SHARES	VALUE
Aerospace & Defense - 0.2%
BE Aerospace, Inc.*	25,170	$1,169,650

Air Freight & Logistics - 0.7%
FedEx Corp	17,092	1,571,780
United Parcel Service, Inc., Class B	24,975	2,015,982
		3,587,762

Beverages - 1.0%
Monster Beverage Corp.*	62,000	3,849,580
PepsiCo, Inc	21,781	1,445,169
		5,294,749

Biotechnology - 0.3%
Amgen, Inc.	20,590	1,399,914

Capital Markets - 1.4%
Franklin Resources, Inc	55,835	6,925,215

Chemicals - 2.0%
Ecolab, Inc.	101,400	6,258,408
Praxair, Inc	35,100	4,023,864
		10,282,272

Commercial Banks - 0.8%
CoBank ACB, Preferred (e)*	300	219,375
US Bancorp	114,400	3,624,192
		3,843,567

Communications Equipment - 1.7%
Cisco Systems, Inc.*	156,800	3,316,320
F5 Networks, Inc.*	25,300	3,414,488
QUALCOMM, Inc.	30,765	2,092,635
		8,823,443

Computers & Peripherals - 4.9%
Apple, Inc.*	21,134	12,669,199
EMC Corp.*	329,482	9,844,922
Western Digital Corp.*	48,328	2,000,296
		24,514,417

Consumer Finance - 1.8%
American Express Co.	39,552	2,288,479
Capital One Financial Corp	123,000	6,856,020
		9,144,499

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 44

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Containers & Packaging - 0.9%
Ball Corp.	110,600	$4,742,528

Diversified Financial Services - 2.2%
IntercontinentalExchange, Inc.*	30,700	4,218,794
JPMorgan Chase & Co.	125,100	5,752,098
Woodbourne Capital:
Trust I, Preferred (b)(e)	500,000	221,600
Trust II, Preferred (b)(e)	500,000	221,600
Trust III, Preferred (b)(e)	500,000	221,600
Trust IV, Preferred (b)(e)	500,000	221,600
		10,857,292

Diversified Telecommunication Services - 1.1%
AT&T, Inc.	50,760	1,585,235
CenturyLink, Inc.	107,650	4,160,672
		5,745,907

Electrical Equipment - 1.0%
Rockwell Automation, Inc.	65,800	5,244,260

Electronic Equipment & Instruments - 0.7%
Amphenol Corp.	26,622	1,591,197
Jabil Circuit, Inc.	79,202	1,989,554
		3,580,751

Energy Equipment & Services - 1.9%
Cameron International Corp.*	98,400	5,198,472
FMC Technologies, Inc.*	84,300	4,250,406
		9,448,878

Food & Staples Retailing - 1.2%
Costco Wholesale Corp	14,641	1,329,403
Walgreen Co.	135,600	4,541,244
		5,870,647

Food Products - 0.4%
Kellogg Co.	16,426	880,926
McCormick & Co., Inc.	20,267	1,103,133
		1,984,059

Gas Utilities - 1.4%
Oneok, Inc. (s)	84,400	6,892,104

Health Care Equipment & Supplies - 2.3%
DENTSPLY International, Inc.	35,972	1,443,557
Hologic, Inc.*	79,262	1,708,096
Intuitive Surgical, Inc.*	10,535	5,707,336
Medtronic, Inc.	36,105	1,414,955
The Cooper Co.’s, Inc.	16,610	1,357,203
		11,631,147

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 45

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Health Care Providers & Services - 4.6%
Cardinal Health, Inc.	114,700	$4,944,717
CIGNA Corp	99,300	4,890,525
Express Scripts, Inc.*	121,599	6,588,234
Laboratory Corp. of America Holdings*	49,500	4,531,230
Lincare Holdings, Inc.	52,668	1,363,048
Quest Diagnostics, Inc.	17,320	1,059,118
		23,376,872

Health Care Technology - 0.7%
Cerner Corp.*	43,400	3,305,344

Hotels, Restaurants & Leisure - 0.7%
Chipotle Mexican Grill, Inc.*	8,275	3,458,950

Household Products - 1.1%
Church & Dwight Co., Inc.	85,800	4,220,502
Procter & Gamble Co	18,925	1,271,949
		5,492,451

Industrial Conglomerates - 1.1%
Danaher Corp.	94,800	5,308,800

Insurance - 1.2%
Aflac, Inc.	129,652	5,962,695

Internet & Catalog Retail - 1.6%
Amazon.com, Inc.*	25,500	5,164,005
priceline.com, Inc.*	4,080	2,927,400
		8,091,405

Internet Software & Services - 1.7%
Akamai Technologies, Inc.*	30,225	1,109,258
Google, Inc.*	11,666	7,480,706
		8,589,964

IT Services - 1.6%
Alliance Data Systems Corp.*	27,800	3,501,688
International Business Machines Corp.	10,185	2,125,100
MasterCard, Inc.	5,225	2,197,322
		7,824,110

Life Sciences - Tools & Services - 0.2%
Waters Corp.*	10,645	986,366

Machinery - 2.8%
Cummins, Inc	59,100	7,094,364
Deere & Co.	77,000	6,229,300
Graco, Inc.	14,285	757,962
		14,081,626

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 46

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Multiline Retail - 1.8%
Dollar Tree, Inc.*	13,610	$1,286,009
Nordstrom, Inc.	117,800	6,563,816
Target Corp.	23,636	1,377,270
		9,227,095

Oil, Gas & Consumable Fuels - 3.1%
Denbury Resources, Inc.*	285,100	5,197,373
EOG Resources, Inc	47,200	5,243,920
Pioneer Natural Resources Co	22,800	2,544,252
Plains Exploration & Production Co.*	61,662	2,629,884
		15,615,429

Professional Services - 0.4%
Manpower, Inc	40,508	1,918,864

Semiconductors & Semiconductor Equipment - 1.6%
Intel Corp.	64,060	1,800,727
Lam Research Corp.*	106,600	4,756,492
NVIDIA Corp.*	81,937	1,261,010
		7,818,229

Software - 2.3%
Citrix Systems, Inc.*	23,814	1,879,163
Microsoft Corp.	304,548	9,821,673
		11,700,836

Specialty Retail - 2.9%
Bed Bath & Beyond, Inc.*	85,500	5,623,335
The Home Depot, Inc.	44,242	2,225,815
TJX Co.’s, Inc	168,500	6,691,135
		14,540,285

Textiles, Apparel & Luxury Goods - 0.8%
Fossil, Inc.*	11,315	1,493,354
Nike, Inc., Class B	23,062	2,500,843
		3,994,197

Venture Capital - 0.9%
Agraquest, Inc.:
Series B, Preferred (b)(i)*	190,477	34,186
Series C, Preferred (b)(i)*	117,647	24,686
Series H, Preferred (b)(i)*	4,647,053	291,370
CFBanc Corp. (b)(i)*	27,000	161,977
Community Bank of the Bay*	4,000	7,200
Consensus Orthopedics, Inc.:
Common Stock (b)(i)*	180,877	—
Series A-1, Preferred (b)(i)*	420,683	—
Series B, Preferred (b)(i)*	348,940	—
Series C, Preferred (b)(i)*	601,710	130,364
Environmental Private Equity Fund II, Liquidating Trust LP (b)(i)*	200,000	21,442
LearnZillion, Inc., Series A Preferred (b)(i)*	169,492	100,001
Neighborhood Bancorp (b)(i)*	10,000	—

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 47

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Venture Capital - Cont’d
Seventh Generation, Inc. (b)(i)*	200,295	$2,990,390
Wild Planet Entertainment, Inc.:
Series B, Preferred (b)(i)*	476,190	801,120
Series E, Preferred (b)(i)*	129,089	217,173
Wind Harvest Co., Inc. (b)(i)*	8,696	—
		4,779,909

Total Equity Securities (Cost $228,227,015)		297,056,488

VENTURE CAPITAL LIMITED	ADJUSTED
PARTNERSHIP INTEREST - 0.4%	BASIS
Angels With Attitude I LLC (a)(b)(i)*	$200,000	76,451
Coastal Venture Partners (b)(i)*	100,976	90,517
Commons Capital (b)(i)*	435,373	231,511
First Analysis Private Equity Fund IV (b)(i)*	380,354	748,484
GEEMF Partners (a)(b)(i)*	-	137,521
Global Environment Emerging Markets Fund (b)(i)*	-	410,106
Infrastructure and Environmental Private Equity Fund III (b)(i)*	90,510	132,252
Labrador Ventures III (b)(i)*	360,875	43,158
Labrador Ventures IV (b)(i)*	900,510	36,607
New Markets Growth Fund LLC (b)(i)*	225,646	98,538
Solstice Capital (b)(i)*	257,483	185,271

Total Venture Capital Limited Partnership Interest (Cost $2,951,727)		2,190,416

VENTURE CAPITAL DEBT	PRINCIPAL
OBLIGATIONS - 0.3%	AMOUNT
Access Bank plc, 8.477%, 8/29/12 (b)(i)	125,000	127,757
Drop The Chalk:
8.00%, 9/30/12 (b)(i)*	107,143	107,143
8.00%, 12/31/12 (b)(i)*	42,857	42,857
Lumni, Inc., 6.00%, 10/5/15 (b)(i)	100,000	100,000
Rose Smart Growth Investment Fund I LP, 6.545%, 4/1/21 (b)(i)	1,000,000	1,026,526

Total Venture Capital Debt Obligations (Cost $1,375,000)		1,404,283

ASSET-BACKED SECURITIES - 0.7%
CPS Auto Trust, 6.48%, 7/15/13 (e)	236,031	238,564
DT Auto Owner Trust, 1.40%, 8/15/14 (e)	721,840	722,023
Enterprise Mortgage Acceptance Co. LLC, 7.649%, 1/15/27 (e)(r)	825,351	472,514
Franklin Auto Trust, 7.16%, 5/20/16 (e)	956,830	971,989
Santander Drive Auto Receivables Trust:
1.01%, 7/15/13 (e)	117,576	117,646
1.37%, 8/15/13 (e)	992,670	994,212

Total Asset-Backed Securities (Cost $3,542,823)		3,516,948

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 48

COLLATERALIZED MORTGAGE-BACKED	PRINCIPAL
OBLIGATIONS (PRIVATELY ORIGINATED) - 0.1%	AMOUNT	VALUE
GMAC Mortgage Corp. Loan Trust, 5.50%, 10/25/33	$186,382	$188,341
JP Morgan Mortgage Trust, 4.233%, 7/25/35 (r)	33,635	33,593
Merrill Lynch Mortgage Investors, Inc., 2.572%, 12/25/35 (r)	47,991	47,715

Total Collateralized Mortgage-Backed Obligations
(Privately Originated) (Cost $261,038)		269,649

COMMERCIAL MORTGAGE-BACKED SECURITIES - 1.0%
Asset Securitization Corp., 6.679%, 2/14/43 (r)	1,000,000	1,020,898
Banc of America Merrill Lynch Commercial Mortgage, Inc.:
4.576%, 7/10/42	419,023	423,070
4.783%, 7/10/43 (r)	93,321	93,296
Credit Suisse First Boston Mortgage Securities Corp., 4.597%, 3/15/35	1,343,523	1,367,580
GS Mortgage Securities Corp. II, 4.295%, 1/10/40	33,973	34,005
JP Morgan Chase Commercial Mortgage Securities Corp.,
6.162%, 5/12/34	424,454	424,318
LB-UBS Commercial Mortgage Trust, 4.96%, 12/15/31	851,595	869,397
Morgan Stanley Dean Witter Capital I, 6.55%, 7/15/33	1,000,000	1,017,855

Total Commercial Mortgage-Backed Securities (Cost $5,342,472)		5,250,419

CORPORATE BONDS - 20.0%
Alliance Mortgage Investments, Inc., 12.61%, 6/1/10 (b)(r)(x)*	385,345	—
Ally Financial, Inc., 4.50%, 2/11/14	500,000	500,625
America Movil SAB de CV, 2.375%, 9/8/16	350,000	354,314
American Express Bank FSB, 0.371%, 5/29/12 (r)	2,000,000	2,000,244
American Express Credit Corp.:
2.80%, 9/19/16	150,000	154,110
2.375%, 3/24/17	1,000,000	1,001,538
AmerisourceBergen Corp., 3.50%, 11/15/21	100,000	102,021
Amgen, Inc.:
2.50%, 11/15/16	150,000	154,144
3.875%, 11/15/21	150,000	153,592
5.15%, 11/15/41	100,000	100,403
ANZ National International Ltd., 1.474%, 12/20/13 (e)(r)	750,000	746,453
APL Ltd., 8.00%, 1/15/24 (b)	550,000	335,500
Aristotle Holding, Inc., 2.75%, 11/21/14 (e)	200,000	205,493
Asciano Finance Ltd., 4.625%, 9/23/20 (e)	500,000	483,555
AT&T, Inc.:
2.95%, 5/15/16	500,000	528,363
1.60%, 2/15/17	500,000	497,162
3.875%, 8/15/21	850,000	899,047
3.00%, 2/15/22	500,000	490,008
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (b)(e)(p)*	4,060,000	—

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	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Bank of America Corp.:
1.973%, 1/30/14 (r)	$500,000	$490,904
2.131%, 7/11/14 (r)	1,000,000	979,391
3.75%, 7/12/16	500,000	502,492
5.625%, 10/14/16	350,000	372,115
5.00%, 5/13/21	750,000	751,157
5.70%, 1/24/22	1,500,000	1,587,876
Bank of America NA, 5.30%, 3/15/17	400,000	417,428
Bank of Montreal, 1.95%, 1/30/18 (e)	100,000	101,098
Bank of New York Mellon Corp.:
1.70%, 11/24/14	300,000	304,696
2.40%, 1/17/17	400,000	409,468
Bank of Nova Scotia:
2.55%, 1/12/17	150,000	153,790
1.95%, 1/30/17 (e)	400,000	404,392
Becton Dickinson and Co., 3.125%, 11/8/21	250,000	253,670
Boston Properties LP, 3.70%, 11/15/18	250,000	258,568
Brookfield Asset Management, Inc., 7.125%, 6/15/12	1,500,000	1,517,935
Canadian National Railway Co., 1.45%, 12/15/16	150,000	149,172
Capital One Financial Corp.:
2.15%, 3/23/15	300,000	300,463
4.75%, 7/15/21	750,000	789,166
CBS Corp., 3.375%, 3/1/22	1,000,000	965,319
CenturyLink, Inc.:
7.875%, 8/15/12	1,500,000	1,534,498
5.80%, 3/15/22	400,000	390,604
7.65%, 3/15/42	500,000	469,807
CIT Group, Inc., 5.25%, 4/1/14 (e)	375,000	382,969
Colgate-Palmolive Co., 1.30%, 1/15/17	250,000	250,207
Consolidated Edison Company of New York, Inc., 4.45%, 6/15/20	300,000	337,941
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.375%, 1/19/17 .	400,000	408,936
Corning, Inc., 4.75%, 3/15/42	1,000,000	968,388
Crown Castle Towers LLC, 4.883%, 8/15/40 (e)	1,500,000	1,543,374
CVS Pass-Through Trust:
6.036%, 12/10/28	1,296,653	1,421,637
7.507%, 1/10/32 (e)	718,975	861,181
Discover Bank, 8.70%, 11/18/19	750,000	933,293
Discover Financial Services, 10.25%, 7/15/19	500,000	656,400
Dr Pepper Snapple Group, Inc., 3.20%, 11/15/21	200,000	198,066
Ecolab, Inc., 4.35%, 12/8/21	750,000	795,087
Enterprise Products Operating LLC:
4.85%, 8/15/42	400,000	382,064
7.034% to 1/15/18, floating rate thereafter to 1/15/68 (r)	1,250,000	1,343,750
ERP Operating LP, 4.625%, 12/15/21	500,000	526,468
FIA Card Services NA, 7.125%, 11/15/12	500,000	512,523
Ford Motor Credit Co. LLC:
4.25%, 2/3/17	300,000	303,224
5.875%, 8/2/21	700,000	755,013
France Telecom SA, 5.375%, 1/13/42	500,000	528,600
FUEL Trust:
4.207%, 4/15/16 (e)	1,300,000	1,334,160
3.984%, 12/15/22 (e)	1,100,000	1,116,038

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	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Gilead Sciences, Inc., 4.40%, 12/1/21	$150,000	$157,451
Glitnir Banki HF:
2.95%, 10/15/08 (y)*	2,000,000	540,000
6.693% to 6/15/11, floating rate thereafter to 6/15/16 (e)(r)(y)*	1,500,000	150
Goldman Sachs Group, Inc.:
3.625%, 2/7/16	700,000	699,801
6.15%, 4/1/18	500,000	539,315
5.375%, 3/15/20	300,000	304,973
5.75%, 1/24/22	1,500,000	1,543,110
Great River Energy, 5.829%, 7/1/17 (e)	273,846	297,087
Harley-Davidson Funding Corp., 5.25%, 12/15/12 (e)	1,000,000	1,026,329
HCA, Inc.:
6.95%, 5/1/12	500,000	501,250
6.30%, 10/1/12	500,000	507,500
Hershey Co., 1.50%, 11/1/16	150,000	151,048
Hewlett-Packard Co., 0.891%, 5/30/14 (r)	500,000	494,214
HSBC Finance Corp., 0.824%, 9/14/12 (r)	1,500,000	1,499,197
HSBC Holdings plc, 4.00%, 3/30/22	800,000	792,976
Intel Corp., 4.80%, 10/1/41	800,000	852,162
International Business Machines Corp.:
0.875%, 10/31/14	750,000	752,295
2.90%, 11/1/21	500,000	507,198
Jefferies Group, Inc., 5.125%, 4/13/18	250,000	242,500
John Deere Capital Corp.:
1.25%, 12/2/14	300,000	303,881
2.00%, 1/13/17	250,000	255,015
JPMorgan Chase & Co.:
1.599%, 9/22/15 (r)	1,000,000	999,182
4.35%, 8/15/21	800,000	817,387
4.50%, 1/24/22	2,000,000	2,080,678
JPMorgan Chase Capital XXV, 6.80%, 10/1/37	1,050,000	1,055,880
Kellogg Co., 1.875%, 11/17/16	200,000	201,796
LL & P Wind Energy, Inc. Washington Revenue Bonds,
6.192%, 12/1/27 (e)	2,000,000	1,678,900
Lowe’s Co.’s, Inc., 3.80%, 11/15/21	250,000	265,216
Lumbermens Mutual Casualty Co.:
9.15%, 7/1/26 (e)(m)*	1,696,000	4,240
8.30%, 12/1/37 (e)(m)*	6,130,000	15,325
8.45%, 12/1/49 (e)(m)*	2,560,000	6,400
Masco Corp., 5.85%, 3/15/17	600,000	614,909
Medtronic, Inc., 4.50%, 3/15/42	500,000	507,953
MMA Financial Holdings, Inc., 0.75%, 5/3/34 (b)	1,809,500	384,989
Nationwide Health Properties, Inc.:
6.25%, 2/1/13	800,000	828,305
6.90%, 10/1/37	1,000,000	1,070,854
New York Life Global Funding, 1.65%, 5/15/17 (e)	200,000	198,328
Ohana Military Communities LLC, 5.675%, 10/1/26 (e)	1,550,000	1,632,537
O’Reilly Automotive, Inc., 4.625%, 9/15/21	600,000	632,506

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	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Orkney Re II plc, Series B, 6.096%, 12/21/35 (b)(e)(r)(w)*	$1,100,000	—
Pacific Beacon LLC, 5.628%, 7/15/51 (e)	1,242,123	$990,692
PepsiCo, Inc.:
2.75%, 3/5/22	400,000	389,187
4.00%, 3/5/42	200,000	189,529
Pioneer Natural Resources Co., 5.875%, 7/15/16	945,000	1,048,436
Prudential Financial, Inc., 3.625%, 9/17/12	1,000,000	1,012,784
Redstone Arsenal Military Housing, 5.45%, 9/1/26 (e)	1,100,000	1,068,452
Royal Bank of Canada, 1.45%, 10/30/14	500,000	506,618
Safeway, Inc., 4.75%, 12/1/21	150,000	155,066
Salvation Army, 5.46%, 9/1/16	160,000	182,504
SBA Tower Trust:
4.254%, 4/15/40 (e)	1,000,000	1,042,652
5.101%, 4/15/42 (e)	220,000	237,433
Simon Property Group LP, 6.125%, 5/30/18	1,000,000	1,177,359
SPARCS Trust 99-1, STEP, 0.00% to 4/15/19, 7.697% thereafter
to 10/15/97 (b)(e)(r)	1,000,000	426,290
Spencer Spirit Holdings, Inc., 11.00%, 5/1/17 (e)	900,000	918,000
SSIF Nevada LP, 1.267%, 4/14/14 (e)(r)	2,390,000	2,371,774
St. Jude Medical, Inc., 2.50%, 1/15/16	1,000,000	1,030,199
SunTrust Bank:
0.782%, 8/24/15 (r)	500,000	456,345
7.25%, 3/15/18	500,000	571,817
Svenska Handelsbanken AB, 1.474%, 9/14/12 (e)(r)	1,500,000	1,504,494
Symantec Corp., 4.20%, 9/15/20	1,000,000	1,020,095
Target Corp., 2.90%, 1/15/22	550,000	543,603
Telefonica Emisiones SAU, 5.134%, 4/27/20	1,500,000	1,434,642
The Coca-Cola Co., 0.424%, 3/14/14 (r)	1,750,000	1,751,375
The Dun & Bradstreet Corp., 2.875%, 11/15/15	1,000,000	1,030,135
The Gap, Inc., 5.95%, 4/12/21	1,000,000	1,009,147
Time Warner Cable, Inc.:
4.00%, 9/1/21	500,000	512,293
5.50%, 9/1/41	400,000	419,011
Time Warner, Inc.:
4.00%, 1/15/22	350,000	363,550
5.375%, 10/15/41	500,000	525,345
Toll Road Investors Partnership II LP, Zero Coupon:
2/15/43 (b)(e)	5,000,000	542,500
2/15/45 (b)(e)	22,649,540	3,494,824
Toronto-Dominion Bank, 2.375%, 10/19/16	400,000	410,303
Toyota Motor Credit Corp.:
2.05%, 1/12/17	400,000	405,982
3.30%, 1/12/22	400,000	407,772
US Bank, 3.778% to 4/29/15, floating rate thereafter to 4/29/20 (r)	1,500,000	1,566,099
Volkswagen International Finance NV, 1.191%, 4/1/14 (e)(r)	1,500,000	1,495,309
Wachovia Capital Trust III, 5.57%, 12/31/49 (r)	2,250,000	2,126,250
Western Express, Inc., 12.50%, 4/15/15 (e)	500,000	207,500
Willis Group Holdings plc, 4.125%, 3/15/16	1,000,000	1,016,487

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	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Xerox Corp.:
5.50%, 5/15/12	$500,000	$502,549
1.874%, 9/13/13 (r)	500,000	504,428
4.50%, 5/15/21	1,000,000	1,028,744
Yara International ASA, 7.875%, 6/11/19 (e)	500,000	617,535

Total Corporate Bonds (Cost $116,479,944)		100,547,846

U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES - 0.6%
Fannie Mae:
3.50%, 4/12/12	1,250,000	1,283,594
4.00%, 4/12/12	1,640,000	1,719,437

Total U.S. Government Agency Mortgage-Backed
Securities (Cost $3,018,288)		3,003,031

MUNICIPAL OBLIGATIONS - 2.5%
Maryland Economic Development Corp. Revenue Bonds:
Series B, 6.00%, 7/1/48 (f)*	1,855,000	495,248
Series C, Zero Coupon, 7/1/48 (f)	2,534,053	25
Michigan Strategic Fund LO Revenue VRDN, 0.66%, 9/1/22 (r)	1,000,000	1,000,000
Moreno Valley California Public Financing Authority Revenue
Bonds, 5.549%, 5/1/27	750,000	758,993
Oakland California Redevelopment Agency Tax Allocation Bonds:
5.263%, 9/1/16	545,000	553,077
5.383%, 9/1/16	3,000,000	3,213,240
Palm Springs California Community Redevelopment Agency
Tax Allocation Bonds, 6.411%, 9/1/34	1,000,000	943,460
San Diego County California PO Revenue Bonds, Zero
Coupon, 8/15/12	1,790,000	1,781,587
Santa Fe Springs California Community Development Commission
Tax Allocation Bonds, 5.35%, 9/1/18	1,500,000	1,540,185
Wells Fargo Bank NA Custodial Receipts Revenue Bonds,
6.734%, 9/1/47 (e)	1,500,000	1,764,390
West Contra Costa California Unified School District COPs,
4.90%, 1/1/15	555,000	555,549

Total Municipal Obligations (Cost $15,638,094)		12,605,754

HIGH SOCIAL IMPACT INVESTMENTS - 0.8%
Calvert Social Investment Foundation Notes, 0.94%, 7/1/13 (b)(i)(r)	4,266,666	4,219,605

Total High Social Impact Investments (Cost $4,266,666)		4,219,605

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	PRINCIPAL
U.S. TREASURY - 9.3%	AMOUNT	VALUE
United States Treasury Bonds:
3.125%, 11/15/41	$260,000	$249,397
3.125%, 2/15/42	6,964,000	6,675,649
United States Treasury Notes:
0.375%, 3/15/15	320,000	318,775
0.875%, 2/28/17	775,000	769,551
2.00%, 2/15/22	39,736,000	38,972,314

Total U.S. Treasury (Cost $47,800,890)		46,985,686

TIME DEPOSIT - 5.2%
State Street Bank Time Deposit, 0.113%, 4/2/12	26,275,793	26,275,793

Total Time Deposit (Cost $26,275,793)		26,275,793

SOVEREIGN GOVERNMENT BONDS - 0.3%
Province of Ontario Canada, 3.00%, 7/16/18	1,200,000	1,270,284

Total Sovereign Government Bonds (Cost $1,257,599)		1,270,284

TOTAL INVESTMENTS (Cost $456,437,349) - 100.2%		504,596,202
Other assets and liabilities, net - (0.2%)		(1,143,349)
NET ASSETS - 100%		$503,452,853

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 15,249,674 shares outstanding		$432,343,754
Class B: 316,271 shares outstanding		11,377,267
Class C: 953,637 shares outstanding		28,500,489
Class I: 70,971 shares outstanding		2,697,606
Undistributed net investment income (loss)		(51,975)
Accumulated net realized gain (loss) on investments		(19,340,293)
Net unrealized appreciation (depreciation) on investments		47,926,005

NET ASSETS		$503,452,853

NET ASSET VALUE PER SHARE
Class A (based on net assets of $463,314,323)		$30.38
Class B (based on net assets of $9,516,285)		$30.09
Class C (based on net assets of $28,441,162)		$29.82
Class I (based on net assets of $2,181,083)		$30.73

See notes to statements of net assets and notes to financial statements.

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			UNDERLYING	UNREALIZED
	NUMBER OF	EXPIRATION	FACEAMOUNT	APPRECIATION
FUTURES	CONTRACTS	DATE	AT VALUE	(DEPRECIATION)
Purchased:.
10 Year U.S. Treasury Notes	65	6/12	$8,416,484	($113,847)
30 Year U.S. Treasury Bonds	30	6/12	4,132,500	(153,788)
Total Purchased				($267,635)

Sold:
2 Year U.S. Treasury Notes	163	6/12	$35,882,922	$17,624
5 Year U.S. Treasury Notes	20	6/12	2,450,781	17,163
Total Sold				$34,787

See notes to statements of net assets and notes to financial statements.

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BOND PORTFOLIO
STATEMENT OF NET ASSETS
MARCH 31, 2012

	PRINCIPAL
ASSET-BACKED SECURITIES - 2.5%	AMOUNT	VALUE
Bear Stearns Asset Backed Securities Trust, 0.462%, 12/25/35 (r)	$904,041	$871,855
Capital Auto Receivables Asset Trust, 8.30%, 2/18/14 (e)	3,493,000	3,543,727
Community Reinvestment Revenue Notes, 5.90%, 6/1/31 (e)	419,064	421,452
Countrywide Asset-Backed Certificates, 0.662%, 2/25/36 (r)	332,217	329,478
CPS Auto Trust:
6.48%, 7/15/13 (e)	1,180,153	1,192,818
5.60%, 1/15/14 (e)	614,641	615,540
DT Auto Owner Trust:
0.99%, 5/15/13 (e)	399,622	399,606
1.40%, 8/15/14 (e)	5,052,877	5,054,162
Enterprise Mortgage Acceptance Co. LLC, 7.649%, 1/15/27 (e)(r)	2,200,945	1,260,041
Marlin Leasing Receivables LLC, 2.44%, 1/15/16 (e)	1,357,271	1,362,898
Santander Drive Auto Receivables Trust:
1.01%, 7/15/13 (e)	1,597,852	1,598,817
1.37%, 8/15/13 (e)	2,479,689	2,483,541

Total Asset-Backed Securities (Cost $19,222,053)		19,133,935

COLLATERALIZED MORTGAGE-BACKED
OBLIGATIONS (PRIVATELY ORIGINATED) - 0.7%
Citicorp Mortgage Securities, Inc., 0.057%, 10/25/33 (r)	40,882,817	30,989
Countrywide Alternative Loan Trust, 4.968%, 7/25/35 (r)	1,282,779	1,293,838
CS First Boston Mortgage Securities Corp.:
Zero Coupon, 12/25/33 (r)	627,561	76,227
5.25%, 12/25/35	595,267	593,391
GMAC Mortgage Corp. Loan Trust, 5.50%, 10/25/33	1,863,817	1,883,411
JP Morgan Mortgage Trust:
2.807%, 7/25/35 (r)	379,432	359,707
4.233%, 7/25/35 (r)	168,173	167,966
Merrill Lynch Mortgage Investors, Inc., 2.572%, 12/25/35 (r)	175,969	174,954
Wells Fargo Mortgage Backed Securities Trust, 0.193%, 10/25/36	100,000,000	443,000

Total Collateralized Mortgage-Backed Obligations
(Privately Originated) (Cost $5,765,614)		5,023,483

COMMERICAL MORTGAGE-BACKED
SECURITIES - 3.0%
Banc of America Merrill Lynch Commercial Mortgage, Inc.:
6.186%, 6/11/35	31,237	31,279
4.576%, 7/10/42	1,047,558	1,057,675
Bear Stearns Commercial Mortgage Securities:
6.46%, 10/15/36	514,759	514,544
4.83%, 8/15/38	1,401,666	1,414,819
Commercial Mortgage Acceptance Corp., 6.21%, 7/15/31 (e)	4,323,000	4,408,211

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COMMERICAL MORTGAGE-BACKED	PRINCIPAL
SECURITIES - CONT’D	AMOUNT	VALUE
Credit Suisse First Boston Mortgage Securities Corp.:
5.253%, 8/15/36 (r)	$2,000,000	$2,070,766
4.889%, 11/15/37 (r)	3,200,000	3,331,792
GS Mortgage Securities Corp. II, 4.295%, 1/10/40	84,932	85,013
JP Morgan Chase Commercial Mortgage Securities Corp.,
6.162%, 5/12/34	848,907	848,636
Morgan Stanley Dean Witter Capital I, 6.55%, 7/15/33	2,000,000	2,035,710
Wachovia Bank Commercial Mortgage Trust, 4.566%, 4/15/35	6,643,091	6,805,900

Total Commercial Mortgage-Backed Securities (Cost $22,954,307)		22,604,345

CORPORATE BONDS - 72.9%
Airgas, Inc., 2.95%, 6/15/16	1,000,000	1,033,064
Alliance Mortgage Investments, Inc.:
12.61%, 6/1/10 (b)(r)(x)*	481,681	—
15.36%, 12/1/10 (b)(r)(x)*	207,840	—
Ally Financial, Inc., 4.50%, 2/11/14	2,500,000	2,503,125
America Movil SAB de CV, 2.375%, 9/8/16	2,000,000	2,024,650
American Express Bank FSB, 0.371%, 5/29/12 (r)	6,500,000	6,500,793
American Express Credit Corp.:
2.80%, 9/19/16	1,750,000	1,797,952
2.375%, 3/24/17	3,900,000	3,905,998
American Honda Finance Corp., 2.125%, 2/28/17 (e)	3,000,000	3,011,529
American National Red Cross:
5.392%, 11/15/12	2,000,000	2,012,380
5.567%, 11/15/17	1,500,000	1,576,290
American Tower Corp.:
4.50%, 1/15/18	1,500,000	1,576,050
5.90%, 11/1/21	5,200,000	5,732,064
AmerisourceBergen Corp., 3.50%, 11/15/21	750,000	765,155
Amgen, Inc.:
2.50%, 11/15/16	1,000,000	1,027,625
3.875%, 11/15/21	1,000,000	1,023,948
5.15%, 11/15/41	700,000	702,822
ANZ National International Ltd., 1.474%, 12/20/13 (e)(r)	1,000,000	995,271
APL Ltd., 8.00%, 1/15/24 (b)	3,610,000	2,202,100
Aristotle Holding, Inc.:
2.75%, 11/21/14 (e)	800,000	821,970
2.65%, 2/15/17 (e)	1,500,000	1,516,952
3.90%, 2/15/22 (e)	1,500,000	1,516,119
Asciano Finance Ltd.:
5.00%, 4/7/18 (e)	1,500,000	1,549,299
4.625%, 9/23/20 (e)	850,000	822,044
AT&T, Inc.:
1.60%, 2/15/17	1,500,000	1,491,486
3.875%, 8/15/21	5,800,000	6,134,672
3.00%, 2/15/22	2,500,000	2,450,038
5.55%, 8/15/41	3,000,000	3,325,269
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (b)(e)(p)*	3,500,000	—

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	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Bank of America Corp.:
1.973%, 1/30/14 (r)	$3,600,000	$3,534,505
4.50%, 4/1/15	1,500,000	1,553,646
5.625%, 10/14/16	2,500,000	2,657,967
5.00%, 5/13/21	4,220,000	4,226,511
5.70%, 1/24/22	7,700,000	8,151,097
Bank of America NA, 0.754%, 6/15/16 (r)	3,000,000	2,661,543
Bank of Montreal:
2.625%, 1/25/16 (e)	4,930,000	5,169,879
1.95%, 1/30/18 (e)	2,000,000	2,021,954
Bank of New York Mellon Corp.:
1.70%, 11/24/14	2,000,000	2,031,304
2.40%, 1/17/17	2,000,000	2,047,340
Bank of Nova Scotia:
1.25%, 11/7/14 (e)	8,850,000	8,921,234
2.55%, 1/12/17	2,500,000	2,563,167
1.95%, 1/30/17 (e)	2,000,000	2,021,958
BE Aerospace, Inc., 6.875%, 10/1/20	1,000,000	1,095,000
Becton Dickinson and Co., 3.125%, 11/8/21	1,475,000	1,496,654
Boston Properties LP, 3.70%, 11/15/18	2,000,000	2,068,544
Brookfield Asset Management, Inc., 7.125%, 6/15/12	6,000,000	6,071,742
Canadian Imperial Bank of Commerce, 2.75%, 1/27/16 (e)	2,000,000	2,106,712
Canadian National Railway Co.:
1.45%, 12/15/16	1,725,000	1,715,481
2.85%, 12/15/21	750,000	746,947
Capital One Bank, 8.80%, 7/15/19	1,500,000	1,834,034
Capital One Capital VI, 8.875%, 5/15/40	443,000	445,977
Capital One Financial Corp.:
2.15%, 3/23/15	2,000,000	2,003,088
4.75%, 7/15/21	1,690,000	1,778,255
CBS Corp., 3.375%, 3/1/22	2,000,000	1,930,638
CenturyLink, Inc.:
5.80%, 3/15/22	2,250,000	2,197,148
7.65%, 3/15/42	2,000,000	1,879,228
CIT Group, Inc.:
4.75%, 2/15/15 (e)	1,750,000	1,765,446
5.25%, 3/15/18	1,000,000	1,020,000
Colgate-Palmolive Co.:
1.30%, 1/15/17	1,000,000	1,000,827
2.45%, 11/15/21	2,000,000	1,971,574
Consolidated Edison Company of New York, Inc., 4.45%, 6/15/20	1,675,000	1,886,837
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA,
3.375%, 1/19/17	1,000,000	1,022,339
Corning, Inc., 4.75%, 3/15/42	6,500,000	6,294,522
Crown Castle Towers LLC:
5.495%, 1/15/37 (e)	3,000,000	3,273,894
4.883%, 8/15/40 (e)	3,000,000	3,086,748
CVS Caremark Corp., 6.125%, 8/15/16	1,642,000	1,925,752
CVS Pass-Through Trust:
5.789%, 1/10/26 (e)	758,248	817,012
6.036%, 12/10/28	2,593,306	2,843,274
6.943%, 1/10/30	3,174,636	3,653,308
7.507%, 1/10/32 (e)	2,995,728	3,588,253

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	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Darden Restaurants, Inc., 4.50%, 10/15/21	$1,950,000	$2,000,466
Delta Air Lines Pass Through Trust, 6.75%, 5/23/17	1,500,000	1,443,750
Deutsche Telekom International Finance BV, 4.875%, 3/6/42 (e)	4,000,000	3,778,752
Discover Bank, 8.70%, 11/18/19	4,000,000	4,977,564
Discover Financial Services, 10.25%, 7/15/19	3,000,000	3,938,400
Dr Pepper Snapple Group, Inc., 3.20%, 11/15/21	1,000,000	990,332
Ecolab, Inc.:
4.35%, 12/8/21	2,000,000	2,120,232
5.50%, 12/8/41	1,000,000	1,084,508
Enterprise Products Operating LLC:
4.85%, 8/15/42	2,600,000	2,483,413
7.034% to 1/15/18, floating rate thereafter to 1/15/68 (r)	10,005,000	10,755,375
ERP Operating LP, 4.625%, 12/15/21	3,500,000	3,685,279
FIA Card Services NA, 7.125%, 11/15/12	2,000,000	2,050,092
Fifth Third Bank, 0.605%, 5/17/13 (r)	4,000,000	3,965,284
First Niagara Financial Group, Inc., 6.75%, 3/19/20	1,000,000	1,095,300
Ford Motor Credit Co. LLC:
3.875%, 1/15/15	1,000,000	1,009,762
4.25%, 2/3/17	2,000,000	2,021,496
5.875%, 8/2/21	2,400,000	2,588,616
France Telecom SA, 5.375%, 1/13/42	3,150,000	3,330,180
FUEL Trust:
4.207%, 4/15/16 (e)	6,250,000	6,414,231
3.984%, 12/15/22 (e)	3,150,000	3,195,927
Gilead Sciences, Inc.:
4.40%, 12/1/21	1,000,000	1,049,675
5.65%, 12/1/41	1,000,000	1,068,203
Glitnir Banki HF:
2.95%, 10/15/08 (y)*	8,000,000	2,160,000
3.046%, 4/20/10 (e)(r)(y)*	4,000,000	1,080,000
3.226%, 1/21/11 (e)(r)(y)*	500,000	135,000
6.375%, 9/25/12 (e)(y)*	2,000,000	540,000
6.693% to 6/15/11, floating rate thereafter to 6/15/16 (e)(r)(y)*	750,000	75
Goldman Sachs Group, Inc.:
6.15%, 4/1/18	3,500,000	3,775,205
5.375%, 3/15/20	1,800,000	1,829,839
6.00%, 6/15/20	7,000,000	7,365,449
5.25%, 7/27/21	500,000	494,958
Great River Energy, 5.829%, 7/1/17 (e)	2,190,765	2,376,695
Grupo Bimbo SAB de CV, 4.50%, 1/25/22 (e)	1,000,000	1,018,379
Harley-Davidson Financial Services, Inc., 2.70%, 3/15/17 (e)	2,000,000	1,984,138
Harley-Davidson Funding Corp., 5.25%, 12/15/12 (e)	5,000,000	5,131,645
Hartford Financial Services Group, Inc., 6.10%, 10/1/41	3,844,000	3,720,058
HCA, Inc.:
6.95%, 5/1/12	2,000,000	2,005,000
6.30%, 10/1/12	2,535,000	2,573,025
HCP, Inc., 3.75%, 2/1/19	2,000,000	1,988,232
Hershey Co., 1.50%, 11/1/16	2,640,000	2,658,443
Hewlett-Packard Co.:
0.891%, 5/30/14 (r)	2,000,000	1,976,854
4.30%, 6/1/21	2,000,000	2,039,692
HSBC Finance Corp., 0.824%, 9/14/12 (r)	2,650,000	2,648,582
HSBC Holdings plc, 4.00%, 3/30/22	4,200,000	4,163,124

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	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
HSBC USA, Inc., 2.375%, 2/13/15	$2,000,000	$2,013,714
Intel Corp., 4.80%, 10/1/41	3,625,000	3,861,361
International Business Machines Corp.:
0.875%, 10/31/14	5,000,000	5,015,300
2.90%, 11/1/21	2,000,000	2,028,790
Irwin Land LLC, 4.51%, 12/15/15 (e)	1,715,000	1,735,631
Jefferies Group, Inc., 5.125%, 4/13/18	1,500,000	1,455,000
John Deere Capital Corp.:
2.00%, 1/13/17	1,500,000	1,530,089
2.75%, 3/15/22	2,000,000	1,964,322
Johnson Controls, Inc., 5.00%, 3/30/20	750,000	843,490
Jones Group, Inc., 6.875%, 3/15/19	2,000,000	1,957,500
JPMorgan Chase & Co.:
0.704%, 6/15/12 (r)	4,300,000	4,305,070
4.40%, 7/22/20	1,300,000	1,348,637
4.35%, 8/15/21	5,500,000	5,619,537
4.50%, 1/24/22	10,000,000	10,403,390
JPMorgan Chase Capital XXV, 6.80%, 10/1/37	4,810,000	4,836,936
Kaupthing Bank HF, 3.491%, 1/15/10 (e)(r)(y)*	1,000,000	265,000
Kellogg Co., 1.875%, 11/17/16	800,000	807,185
Kinder Morgan Energy Partners LP, 4.15%, 3/1/22	3,000,000	3,027,123
LL & P Wind Energy, Inc. Washington Revenue Bonds,
6.192%, 12/1/27 (e)	5,000,000	4,197,250
Lowe’s Co.’s, Inc., 3.80%, 11/15/21	1,250,000	1,326,080
Lumbermens Mutual Casualty Co.:
9.15%, 7/1/26 (e)(m)*	2,942,000	7,355
8.30%, 12/1/37 (e)(m)*	3,500,000	8,750
Masco Corp.:
5.875%, 7/15/12	1,000,000	1,007,613
4.80%, 6/15/15	2,000,000	2,048,910
5.85%, 3/15/17	2,000,000	2,049,696
Medtronic, Inc.:
3.125%, 3/15/22	1,500,000	1,507,148
4.50%, 3/15/42	1,000,000	1,015,907
MMA Financial Holdings, Inc., 0.75%, 5/3/34 (b)	1,809,500	384,989
Nationwide Building Society, 0.675%, 5/17/12 (e)(r)	4,000,000	3,999,816
Nationwide Health Properties, Inc.:
6.25%, 2/1/13	2,000,000	2,070,762
6.90%, 10/1/37	2,300,000	2,462,964
New York Life Global Funding, 1.65%, 5/15/17 (e)	1,500,000	1,487,460
Noble Holding International Ltd., 5.25%, 3/15/42	3,000,000	2,980,275
Ohana Military Communities LLC, 5.675%, 10/1/26 (e)	4,580,000	4,823,885
O’Reilly Automotive, Inc., 4.625%, 9/15/21	3,000,000	3,162,531
Orkney Re II plc, Series B, 6.096%, 12/21/35 (b)(e)(r)(w)*	1,700,000	—
Pacific Beacon LLC, 5.628%, 7/15/51 (e)	2,732,670	2,179,523
PepsiCo, Inc.:
2.75%, 3/5/22	4,000,000	3,891,868
4.00%, 3/5/42	2,000,000	1,895,288
Pioneer Natural Resources Co., 5.875%, 7/15/16	7,600,000	8,431,866
Private Export Funding Corp., 2.125%, 7/15/16	4,000,000	4,197,076

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	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Royal Bank of Canada:
1.45%, 10/30/14	$2,000,000	$2,026,472
3.125%, 4/14/15 (e)	2,800,000	2,964,147
Ryder System, Inc., 3.15%, 3/2/15	3,000,000	3,109,485
Safeway, Inc., 4.75%, 12/1/21	1,700,000	1,757,412
Salvation Army, 5.46%, 9/1/16	310,000	353,602
SBA Tower Trust, 4.254%, 4/15/40 (e)	5,000,000	5,213,260
Simon Property Group LP:
6.125%, 5/30/18	2,500,000	2,943,397
4.125%, 12/1/21	1,500,000	1,573,940
SPARCS Trust 99-1, STEP, 0.00% to 4/15/19, 7.697% thereafter
to 10/15/97 (b)(e)(r)	1,000,000	426,290
Spencer Spirit Holdings, Inc., 11.00%, 5/1/17 (e)	4,000,000	4,080,000
St. Jude Medical, Inc., 2.50%, 1/15/16	3,040,000	3,131,805
Stadshypotek AB, 1.02%, 9/30/13 (e)(r)	3,000,000	2,996,514
SunTrust Bank:
0.603%, 5/21/12 (r)	5,000,000	5,000,225
0.782%, 8/24/15 (r)	1,000,000	912,690
SunTrust Banks, Inc., 3.50%, 1/20/17	2,000,000	2,040,000
Svenska Handelsbanken AB, 1.474%, 9/14/12 (e)(r)	5,000,000	5,014,980
Symantec Corp.:
2.75%, 9/15/15	5,000,000	5,208,160
4.20%, 9/15/20	2,000,000	2,040,190
Target Corp., 2.90%, 1/15/22	3,000,000	2,965,110
TD Ameritrade Holding Corp., 5.60%, 12/1/19	2,000,000	2,192,876
Telefonica Emisiones SAU:
6.421%, 6/20/16	5,000,000	5,330,365
5.134%, 4/27/20	2,500,000	2,391,070
The Dun & Bradstreet Corp., 2.875%, 11/15/15	2,890,000	2,977,090
The Gap, Inc., 5.95%, 4/12/21	4,000,000	4,036,588
The Home Depot, Inc., 5.875%, 12/16/36	5,000,000	5,990,635
TIERS Trust, 8.45%, 12/1/17 (b)(e)(n)*	439,239	439
Time Warner Cable, Inc.:
4.00%, 9/1/21	2,800,000	2,868,841
5.50%, 9/1/41	1,400,000	1,466,539
Time Warner Entertainment Co. LP, 8.875%, 10/1/12	1,300,000	1,350,229
Time Warner, Inc.:
4.00%, 1/15/22	1,770,000	1,838,522
5.375%, 10/15/41	2,650,000	2,784,328
Toll Road Investors Partnership II LP, Zero Coupon:
2/15/43 (b)(e)	54,500,000	5,913,250
2/15/45 (b)(e)	45,238,758	6,980,340
Toronto-Dominion Bank, 2.375%, 10/19/16	1,900,000	1,948,938
Toyota Motor Credit Corp.:
2.05%, 1/12/17	2,000,000	2,029,908
3.30%, 1/12/22	2,000,000	2,038,860
Tyco Electronics Group SA:
1.60%, 2/3/15	1,000,000	1,001,759
3.50%, 2/3/22	1,000,000	974,903
US Bank, 3.778% to 4/29/15, floating rate thereafter to 4/29/20 (r)	9,000,000	9,396,594
Ventas Realty LP / Ventas Capital Corp., 4.25%, 3/1/22	3,000,000	2,915,100

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	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Viacom, Inc.:
3.50%, 4/1/17	$2,000,000	$2,144,598
3.875%, 12/15/21	1,000,000	1,029,075
4.50%, 2/27/42	1,500,000	1,419,108
Volkswagen International Finance NV, 1.191%, 4/1/14 (e)(r)	5,000,000	4,984,365
Wachovia Capital Trust III, 5.57%, 12/31/49 (r)	13,150,000	12,426,750
Wells Fargo & Co., 0.694%, 6/15/12 (r)	1,830,000	1,832,006
Western Express, Inc., 12.50%, 4/15/15 (e)	2,400,000	996,000
Willis Group Holdings plc, 4.125%, 3/15/16	1,500,000	1,524,731
Willis North America, Inc., 6.20%, 3/28/17	1,225,000	1,370,764
Xerox Corp.:
1.874%, 9/13/13 (r)	3,775,000	3,808,428
4.50%, 5/15/21	5,940,000	6,110,739
Yara International ASA, 7.875%, 6/11/19 (e)	1,500,000	1,852,607

Total Corporate Bonds (Cost $565,249,868)		551,650,345

MUNICIPAL OBLIGATIONS - 7.3%
Adams-Friendship Area Wisconsin School District GO Bonds:
5.28%, 3/1/14	155,000	166,544
5.32%, 3/1/15	165,000	180,555
5.47%, 3/1/18	190,000	219,859
California Statewide Communities Development Authority
Revenue Bonds:
Zero Coupon, 6/1/12	1,530,000	1,519,780
Zero Coupon, 6/1/13	1,585,000	1,503,357
5.58%, 8/1/13	1,085,000	1,135,778
Canyon Texas Regional Water Authority Revenue Bonds,
6.10%, 8/1/21	750,000	778,492
Connecticut Special Tax Obligation Revenue Bonds, 5.459%, 11/1/30	2,500,000	2,782,900
Cook County Illinois School District GO Bonds, Zero Coupon:
12/1/19	280,000	181,370
12/1/20	700,000	418,621
12/1/21	700,000	386,456
12/1/24	620,000	260,518
Dallas-Fort Worth Texas International Airport Facilities
Improvement Corp. Revenue Bonds, 6.60%, 11/1/12	515,000	515,304
Georgetown University Washington DC Revenue Bonds,
7.22%, 4/1/19	2,990,000	3,667,384
Lancaster Pennsylvania Parking Authority Revenue Bonds,
5.76%, 12/1/17	530,000	581,039
Lawrence Township Indiana School District GO Bonds,
5.80%, 7/5/18	1,095,000	1,245,584
Los Angeles California Community Redevelopment Agency
Tax Allocation Bonds, 5.27%, 7/1/13	970,000	992,009
Malibu California Integrated Water Quality Improvement
COPs, 5.64%, 7/1/21	1,160,000	1,247,731
Maryland Transportation Authority Revenue Bonds, 5.604%, 7/1/30	3,000,000	3,588,540
Monrovia California Redevelopment Agency Tax
Allocation Bonds, 5.30%, 5/1/17	1,160,000	1,170,069

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	PRINCIPAL
MUNICIPAL OBLIGATIONS - CONT’D	AMOUNT	VALUE
Moreno Valley California Public Financing Authority Revenue
Bonds, 5.549%, 5/1/27	$1,500,000	$1,517,985
Nekoosa Wisconsin School District GO Bonds, 5.74%, 4/1/16	245,000	267,533
Nevada Department of Business & Industry Lease Revenue
Bonds, 5.32%, 6/1/17	825,000	818,070
New York City IDA Revenue Bonds, 6.027%, 1/1/46	1,885,000	1,578,669
Oakland California PO Revenue Bonds, Zero Coupon, 12/15/20	1,490,000	916,901
Oakland California Redevelopment Agency Tax Allocation Bonds:
5.263%, 9/1/16	1,095,000	1,111,228
5.383%, 9/1/16	5,565,000	5,960,560
Palm Springs California Community Redevelopment Agency
Tax Allocation Bonds, 6.411%, 9/1/34	3,355,000	3,165,308
Placer County California Redevelopment Agency Tax Allocation
Bonds, 5.95%, 8/1/22	1,040,000	1,061,923
Pomona California Public Finance Authority Tax Allocation Bonds,
5.23%, 2/1/16	1,150,000	1,198,852
Redlands California PO Revenue Bonds, Zero Coupon:
8/1/18	120,000	85,993
8/1/19	135,000	90,667
8/1/20	145,000	90,326
8/1/21	160,000	91,477
San Diego County California PO Revenue Bonds, Zero
Coupon, 8/15/12	4,000,000	3,981,200
Santa Clara Valley California Transportation Authority Revenue
Bonds, 5.876%, 4/1/32	2,000,000	2,354,600
Santa Fe Springs California Community Development Commission
Tax Allocation Bonds, 5.35%, 9/1/18	2,500,000	2,566,975
Schenectady New York Metroplex Development Authority Revenue
Bonds, 5.33%, 8/1/16	445,000	487,907
Vacaville California Redevelopment Agency Housing Tax Allocation
Bonds, 6.00%, 9/1/18	1,185,000	1,213,452
Wells Fargo Bank NA Custodial Receipts Revenue Bonds,
6.734%, 9/1/47 (e)	3,000,000	3,528,780
West Contra Costa California Unified School District COPs,
4.82%, 1/1/13	500,000	500,640

Total Municipal Obligations (Cost $52,107,181)		55,130,936

SOVEREIGN GOVERNMENT BONDS - 0.8%
Province of Ontario Canada, 3.00%, 7/16/18	6,000,000	6,351,420

Total Sovereign Government Bonds (Cost $6,287,993)		6,351,420

U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES - 3.6%
Fannie Mae, 1.25%, 6/22/12	7,900,000	7,919,292
Federal Home Loan Bank:
1.75%, 8/22/12	15,000,000	15,093,255
5.00%, 11/17/17	3,480,000	4,169,290

Total U.S. Government Agencies And Instrumentalities
(Cost $26,535,994)		27,181,837

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U.S. GOVERNMENT AGENCY	PRINCIPAL
MORTGAGE-BACKED SECURITIES - 1.8%	AMOUNT	VALUE
Fannie Mae:
3.50%, 4/12/12	$5,645,000	$5,796,709
4.00%, 4/12/12	7,375,000	7,732,227

Total U.S. Government Agency Mortgage-Backed
Securities (Cost $13,597,706)		13,528,936

U.S. TREASURY - 4.7%
United States Treasury Bonds:
3.125%, 11/15/41	3,220,000	3,088,685
3.125%, 2/15/42	13,474,000	12,916,096
United States Treasury Notes:
0.875%, 2/28/17	200,000	198,594
2.00%, 2/15/22	19,491,000	19,116,402

Total U.S. Treasury (Cost $35,724,792)		35,319,777

FLOATING RATE LOANS(d) - 0.1%
Syniverse Holdings, Inc., Term Loan, 1.00%, 12/21/17 (r)	493,750	494,783

Total Floating Rate Loans (Cost $489,645)		494,783

HIGH SOCIAL IMPACT INVESTMENTS - 0.4%
Calvert Social Investment Foundation Notes, 0.94%, 7/1/12 (b)(i)(r)	3,087,393	3,053,338

Total High Social Impact Investments (Cost $3,087,393)		3,053,338

TIME DEPOSIT - 3.9%
State Street Bank Time Deposit, 0.113%, 4/2/12	29,553,983	29,553,982

Total Time Deposit (Cost $29,553,983)		29,553,982

EQUITY SECURITIES - 0.4%	SHARES
CoBank ACB, Preferred (e)*	2,700	1,974,375
Woodbourne Capital:
Trust I, Preferred (b)(e)	625,000	277,000
Trust II, Preferred (b)(e)	625,000	277,000
Trust III, Preferred (b)(e)	625,000	277,000
Trust IV, Preferred (b)(e)	625,000	277,000

Total Equity Securities (Cost $3,594,095)		3,082,375

TOTAL INVESTMENTS (Cost $784,170,623) - 102.1%		772,109,492
Other assets and liabilities, net - (2.1%)		(15,731,110)
NET ASSETS - 100%		$756,378,382

See notes to statements of net assets and notes to financial statements.

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NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:

Class A: 29,592,634 shares outstanding				$474,730,572
Class B: 301,324 shares outstanding				5,504,660
Class C: 2,968,575 shares outstanding				46,675,248
Class I: 13,122,188 shares outstanding				208,526,693
Class Y: 1,809,745 shares outstanding				28,483,422
Undistributed net investment income (loss)				(395,555)
Accumulated net realized gain (loss) on investments				5,878,874
Net unrealized appreciation (depreciation) on investments				(13,025,532)

NET ASSETS				$756,378,382

NET ASSET VALUE PER SHARE
Class A (based on net assets of $468,297,752)				$15.82
Class B (based on net assets of $4,733,207)				$15.71
Class C (based on net assets of $46,702,461)				$15.73
Class I (based on net assets of $207,845,540)				$15.84
Class Y (based on net assets of $28,799,422)				$15.91

			UNDERLYING	UNREALIZED
	NUMBER OF	EXPIRATION	FACEAMOUNT	APPRECIATION
	CONTRACTS	DATE	AT VALUE	(DEPRECIATION)
FUTURES
Purchased:
5 Year U.S. Treasury Notes	12	6/12	$1,470,469	$9,548
10 Year U.S. Treasury Notes	553	6/12	71,604,859	(1,038,254)
Total Purchased				($1,028,706)

Sold:
2 Year U.S. Treasury Notes	657	6/12	$144,632,391	$64,303

See notes to statements of net assets and notes to financial statements.

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EQUITY PORTFOLIO
STATEMENT OF NET ASSETS
MARCH 31, 2012

EQUITY SECURITIES - 96.6%	SHARES	VALUE
Air Freight & Logistics - 3.8%
C.H. Robinson Worldwide, Inc	770,513	$50,460,896
Expeditors International of Washington, Inc.	957,317	44,524,814
		94,985,710

Beverages - 3.6%
PepsiCo, Inc	595,309	39,498,752
The Coca-Cola Co	668,480	49,474,205
		88,972,957

Biotechnology - 2.0%
Gilead Sciences, Inc.*	1,025,398	50,090,692

Capital Markets - 2.1%
T. Rowe Price Group, Inc	778,943	50,864,978

Chemicals - 2.6%
Ecolab, Inc.	1,038,045	64,068,137

Commercial Banks - 3.8%
SunTrust Banks, Inc.	1,477,638	35,714,510
Wells Fargo & Co	1,719,497	58,703,628
		94,418,138

Communications Equipment - 6.7%
Acme Packet, Inc.*	741,842	20,415,492
Juniper Networks, Inc.*	1,358,700	31,087,056
QUALCOMM, Inc.	1,707,860	116,168,637
		167,671,185

Computers & Peripherals - 3.9%
Apple, Inc. (t)	160,682	96,324,038

Consumer Finance - 2.4%
American Express Co.	1,019,109	58,965,647

Diversified Financial Services - 1.4%
IntercontinentalExchange, Inc.*	256,990	35,315,566

Electrical Equipment - 1.9%
Cooper Industries plc	728,241	46,571,012

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Energy Equipment & Services - 4.9%
Cameron International Corp.*	1,614,948	$85,317,703
Noble Corp.*	996,959	37,356,054
		122,673,757

Food & Staples Retailing - 5.0%
Costco Wholesale Corp	457,877	41,575,232
CVS Caremark Corp.	1,819,549	81,515,795
		123,091,027

Food Products - 0.8%
Green Mountain Coffee Roasters, Inc.*	440,040	20,611,474

Health Care Equipment & Supplies - 2.4%
Edwards Lifesciences Corp.*	511,700	37,215,941
Intuitive Surgical, Inc.*	41,000	22,211,750
		59,427,691

Health Care Technology - 1.4%
Cerner Corp.*	469,200	35,734,272

Hotels, Restaurants & Leisure - 2.1%
Starbucks Corp.	948,292	53,000,040

Industrial Conglomerates - 4.0%
3M Co.	348,899	31,125,280
Danaher Corp.	1,199,196	67,154,976
		98,280,256

Insurance - 0.8%
Aflac, Inc.	435,026	20,006,846

Internet & Catalog Retail - 4.9%
Amazon.com, Inc.*	200,310	40,564,778
priceline.com, Inc.*	113,026	81,096,155
		121,660,933

Internet Software & Services - 4.4%
Google, Inc.*	99,280	63,662,307
MercadoLibre, Inc.	477,680	46,712,327
		110,374,634

IT Services - 4.7%
Cognizant Technology Solutions Corp.*	982,028	75,567,055
International Business Machines Corp.	199,708	41,669,074
		117,236,129

Multiline Retail - 2.0%
Kohl’s Corp.	986,674	49,363,300

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Oil, Gas & Consumable Fuels - 5.3%
QEP Resources, Inc.	1,601,901	$48,857,981
Suncor Energy, Inc.	2,534,606	82,881,616
		131,739,597

Pharmaceuticals - 7.3%
Allergan, Inc	1,142,666	109,044,616
Novartis AG (ADR)	721,257	39,964,850
Perrigo Co.	317,300	32,780,263
		181,789,729

Semiconductors & Semiconductor Equipment - 1.5%
Texas Instruments, Inc	1,110,670	37,329,619

Software - 7.3%
Informatica Corp.*	208,300	11,019,070
Intuit, Inc.	771,100	46,366,243
Microsoft Corp.	1,737,232	56,025,732
Salesforce.com, Inc.*	234,630	36,252,681
VMware, Inc.*	287,820	32,342,333
		182,006,059

Specialty Retail - 3.4%
CarMax, Inc.*	1,842,153	63,830,601
Lowe’s Co.’s, Inc	661,310	20,751,908
		84,582,509

Venture Capital - 0.2%
20/20 Gene Systems, Inc.:
Common Stock (b)(i)*	43,397	48,822
Warrants (strike price $.01/share, expires 8/27/13) (b)(i)*	30,000	33,450
Better Energy Systems, Inc.:
Series B, Preferred (b)(i)*	992,555	266,997
Series B, Preferred Warrants (strike price $0.75/share,
expires 8/3/13) (b)(i)*	133,333	—
Chesapeake PERL, Inc., Series A-2, Preferred (b)(i)*	240,000	5,553
Cylex, Inc.:
Common Stock (b)(i)*	285,706	—
Series B, Preferred (b)(i)*	1,134,830	—
Series C-1, Preferred (b)(i)*	2,542,915	592,937
Digital Directions International, Inc. (a)(b)(i)*	354,389	531,584
Envisionier Medical Technologies, Inc., Warrants (strike price
$.50/share, expires 8/6/20) (b)(i)*	50,000	—
Global Resource Options, Inc.:
Series A, Preferred (a)(b)(i)*	750,000	—
Series B, Preferred (a)(b)(i)*	244,371	—
Series C, Preferred (a)(b)(i)*	297,823	—
Series D, Preferred (a)(b)(i)*	228,138	848,272
Marrone Bio Innovations, Inc.:
Series A, Preferred (b)(i)*	240,761	407,853
Series B, Preferred (b)(i)*	181,244	307,030
Series C, Preferred (b)(i)*	295,157	500,000

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Napo Pharmaceuticals, Inc.:
Common Stock (b)(i)*	294,196	$187,550
Common Warrants (strike price $0.55/share, expires 9/15/14) (b)(i)*	54,061	4,730
NeoDiagnostix, Inc.:
Series AE, Preferred Contingent Deferred Distribution (b)(i)*	300,000	66,921
Series AE, Preferred Warrants Contingent Deferred
Distribution (b)(i)*	600,000	—
Series B, Preferred Contingent Deferred Distribution (b)(i)*	179,723	235,485
New Day Farms, Inc., Series B, Preferred (a)(b)(i)*	4,547,804	72,037
Orteq Bioengineering Ltd., Series A, Preferred (b)(i)*	74,910	598,756
PresenceLearning, Inc., Series A, Preferred (b)(i)*	600,000	300,000
Sword Diagnostics, Series B, Preferred (b)(i)*	640,697	—
Village Laundry Services, Inc. (b)(i)*	9,444	30,599
		5,038,576

Total Equity Securities (Cost $1,913,783,336)		2,402,194,508

VENTURE CAPITAL LIMITED	ADJUSTED
PARTNERSHIP INTEREST - 0.2%	BASIS
Blackstone Cleantech Venture Partners (b)(i)*	$340,901	245,755
China Environment Fund 2004 (b)(i)*	-	388,568
China Environment Fund III (b)(i)*	934,164	1,142,276
Core Innovations Capital I (b)(i)*	166,806	94,290
DBL Equity Fund - BAEF Il (b)(i)*	491,621	464,593
Ignia Fund I (b)(i)*	583,887	358,160
Impact Ventures II (b)(i)*	594,802	570,873
LeapFrog Financial Inclusion Fund (b)(i)*	318,794	232,624
New Markets Education Partners (a)(b)(i)*	175,000	124,968
New Markets Venture Partners II (b)(i)*	270,000	294,648
Renewable Energy Asia Fund (b)(i)*	717,762	580,615
SEAF India International Growth Fund (b)(i)*	374,476	384,030
SJF Ventures II (b)(i)*	486,152	919,177
SJF Ventures III (a)(b)(i)*	165,000	100,000
Westly Capital Partners Fund II LP (b)(i)*	199,457	179,138

Total Venture Capital Limited Partnership
Interest (Cost $5,818,823)		6,079,715

HIGH SOCIAL IMPACT	PRINCIPAL
INVESTMENTS - 0.4%	AMOUNT
Calvert Social Investment Foundation Notes,
0.94%, 7/1/12 (b)(i)(r)	10,833,877	10,714,379

Total High Social Impact Investments (Cost $10,833,877)		10,714,379

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	PRINCIPAL
VENTURE CAPITAL DEBT OBLIGATIONS - 0.2%	AMOUNT	VALUE
Envisionier Medical Technologies, Inc.:
Note I, 7.00%, 3/31/13 (b)(i)(xx)	$200,000	$100,000
Note II, 7.00%, 3/31/13 (b)(i)(xx)	100,000	50,000
Marrone Bio Innovations Note, 10.00%, 3/31/14 (b)(i)	200,000	200,000
New Day Farms Participation Interest Note, 9.00%, 9/1/12 (b)(i)	6,225	6,225
Quantum Intech, Inc., 11.50%, 9/10/15 (b)(i)	103,173	103,173
SEAF Global SME Facility:
9.00%, 12/16/14 (b)(i)	1,500,000	1,500,000
9.00%, 4/20/15 (b)(i)	1,000,000	1,000,000
9.00%, 11/5/15 (b)(i)	1,000,000	—
9.00%, 3/31/16 (b)(i)	450,000	450,000
9.00%, 6/14/16 (b)(i)	400,000	400,000
9.00%, 7/12/16 (b)(i)	650,000	650,000
Sword Diagnostics Series C Convertible Bridge Note,
10.00%, 6/30/12 (b)(i)(zz)	25,000	18,750
Sword Diagnostics Series C Convertible Bridge Note II,
10.00%, 6/30/12 (b)(i)(zz)	100,000	75,000

Total Venture Capital Debt Obligations (Cost $5,734,398)		4,553,148

TIME DEPOSIT - 2.6%
State Street Bank Time Deposit, 0.113%, 4/2/12	63,987,252	63,987,252

Total Time Deposit (Cost $63,987,252)		63,987,252

TOTAL INVESTMENTS (Cost $2,000,157,686) - 100.0%		2,487,529,002
Other assets and liabilities, net - (0.0%)		(1,043,197)
NET ASSETS - 100%		$2,486,485,805

See notes to statements of net assets and notes to financial statements.

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NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 40,730,012 shares outstanding	$1,275,601,589
Class B: 1,099,372 shares outstanding	19,075,020
Class C: 5,170,196 shares outstanding	142,414,928
Class I: 15,180,079 shares outstanding	599,950,533
Class Y: 2,471,012 shares outstanding	94,739,797
Undistributed net investment income (loss)	(296,174)
Accumulated net realized gain (loss) on investments	(132,371,204)
Net unrealized appreciation (depreciation) on investments	487,371,316

NET ASSETS	$2,486,485,805

NET ASSET VALUE PER SHARE
Class A (based on net assets of $1,568,451,289)	$38.51
Class B (based on net assets of $36,075,765)	$32.81
Class C (based on net assets of $156,114,296)	$30.20
Class I (based on net assets of $629,454,125)	$41.47
Class Y (based on net assets of $96,390,330)	$39.01

See notes to statements of net assets and notes to financial statements.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 71

ENHANCED EQUITY PORTFOLIO
STATEMENT OF NET ASSETS
MARCH 31, 2012

EQUITY SECURITIES - 92.4%	SHARES	VALUE
Air Freight & Logistics - 2.3%
FedEx Corp	23,233	$2,136,507

Biotechnology - 1.2%
Amgen, Inc.	16,536	1,124,283

Commercial Banks - 1.0%
Wells Fargo & Co	27,425	936,289

Computers & Peripherals - 4.7%
Apple, Inc.*	6,003	3,598,618
Dell, Inc.*	44,166	733,156
		4,331,774

Containers & Packaging - 1.4%
Ball Corp.	29,137	1,249,395

Diversified Financial Services - 3.3%
CME Group, Inc.	1,759	508,931
JPMorgan Chase & Co.	54,068	2,486,047
		2,994,978

Diversified Telecommunication Services - 2.9%
AT&T, Inc.	86,682	2,707,079

Electric Utilities - 1.9%
Portland General Electric Co.	70,590	1,763,338

Electrical Equipment - 2.5%
Roper Industries, Inc	23,617	2,341,862

Electronic Equipment & Instruments - 0.8%
Corning, Inc.	55,537	781,961

Energy Equipment & Services - 1.8%
SEACOR Holdings, Inc.*	17,721	1,697,317

Food & Staples Retailing - 4.4%
Costco Wholesale Corp	16,007	1,453,436
CVS Caremark Corp.	24,765	1,109,472
Walgreen Co.	44,460	1,488,965
		4,051,873

Food Products - 1.9%
General Mills, Inc.	43,520	1,716,864

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Gas Utilities - 1.1%
Atmos Energy Corp.	30,717	$966,357

Health Care Providers & Services - 3.1%
Cardinal Health, Inc.	21,945	946,049
CIGNA Corp	5,899	290,526
McKesson Corp.	18,748	1,645,512
		2,882,087

Household Products - 4.0%
Colgate-Palmolive Co.	13,232	1,293,825
Kimberly-Clark Corp.	32,187	2,378,297
		3,672,122

Industrial Conglomerates - 2.6%
3M Co.	27,339	2,438,912

Insurance - 9.6%
ACE Ltd.	34,910	2,555,412
American Financial Group, Inc	50,577	1,951,261
Prudential Financial, Inc.	44,088	2,794,738
XL Group plc	72,653	1,575,844
		8,877,255

IT Services - 6.0%
DST Systems, Inc.	14,330	777,116
International Business Machines Corp.	18,856	3,934,304
Visa, Inc	7,067	833,906
		5,545,326

Life Sciences - Tools & Services - 0.5%
Thermo Fisher Scientific, Inc	8,332	469,758

Media - 9.1%
CBS Corp., Class B	57,360	1,945,078
DIRECTV*	33,549	1,655,308
DISH Network Corp	15,803	520,393
John Wiley & Sons, Inc	35,992	1,712,859
Time Warner Cable, Inc.	31,457	2,563,745
		8,397,383

Multiline Retail - 1.3%
Target Corp.	19,979	1,164,176

Multi-Utilities - 2.2%
NiSource, Inc	81,938	1,995,190

Oil, Gas & Consumable Fuels - 5.6%
Chesapeake Energy Corp.	63,410	1,469,210
EnCana Corp	72,335	1,421,383
Energen Corp	2,962	145,582
Spectra Energy Corp.	68,724	2,168,242
		5,204,417

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Paper & Forest Products - 2.1%
MeadWestvaco Corp	60,186	$1,901,276

Pharmaceuticals - 6.2%
Bristol-Myers Squibb Co.	78,226	2,640,127
Johnson & Johnson	45,997	3,033,962
		5,674,089

Semiconductors & Semiconductor Equipment - 1.7%
Intel Corp.	54,424	1,529,859

Software - 4.3%
Microsoft Corp.	121,881	3,930,662

Specialty Retail - 0.0%
Lowe’s Co.’s, Inc	781	24,508

Trading Companies & Distributors - 2.9%
W.W. Grainger, Inc	12,576	2,701,451

Total Equity Securities (Cost $71,972,625)		85,208,348

	PRINCIPAL
TIME DEPOSIT - 4.1%	AMOUNT
State Street Bank Time Deposit, 0.113%, 4/2/12	$3,759,530	3,759,530

Total Time Deposit (Cost $3,759,530)		3,759,530

TOTAL INVESTMENTS (Cost $75,732,155) - 96.5%		88,967,878
Other assets and liabilities, net - 3.5%		3,191,281
NET ASSETS - 100%		$92,159,159

See notes to statements of net assets and notes to financial statements.

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N
ET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 2,355,717 shares outstanding	$41,311,358
Class B:108,474 shares outstanding	1,767,793
Class C: 437,037 shares outstanding	7,522,744
Class I: 2,124,953 shares outstanding	37,759,019
Undistributed net investment income	221,684
Accumulated net realized gain (loss) on investments	(9,659,162)
Net unrealized appreciation (depreciation) on investments and
assets and liabilities denominated in foreign currencies	13,235,723

NET ASSETS	$92,159,159

NET ASSET VALUE PER SHARE
Class A (based on net assets of $43,318,623)	$18.39
Class B (based on net assets of $1,788,205)	$16.49
Class C (based on net assets of $7,348,094)	$16.81
Class I (based on net assets of $39,704,237)	$18.68

See notes to statements of net assets and notes to financial statements.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 75

NOTES TO STATEMENTS OF NET ASSETS

(a)	Affiliated company.
(b)	This security was valued by the Board of Trustees. See Note A.
(c)	Colson Services Corporation is the collection and transfer agent for certain U.S. Government guaranteed variable rate loans. Each depository receipt pertains to a set, grouped by interest rate, of these loans.
(d)	Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. Floating rate loans generally pay interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate (LIBOR) or other short-term rates. The rate shown is the rate in effect at period end. Floating rate loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or Borrower prior to disposition of a floating rate loan.
(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(f)	Maryland State Economic Development Corp. Revenue Bonds Series B and C were issued in exchange for 3,750,000 par Maryland State Economic Development Corp. Revenue Bonds due 10/1/19 that were previously held by the Fund. Series B is not accruing interest.
(h)	Represents rate in effect at March 31, 2012, after regularly scheduled adjustments on such date. Interest rates adjust generally at the beginning of the month, calendar quarter, or semiannually based on prime plus contracted adjustments. As of March 31, 2012, the prime rate was 3.25%.
(i)	Restricted securities represent 2.5% of the net assets for Balanced Portfolio, 0.4% for Bond Portfolio, and 1.7% for Equity Portfolio.
(m)	The Illinois Insurance Department prohibited Lumbermens from making interest payments. This secu- rity is no longer accruing interest.
(n)	The Illinois Insurance Department prohibited Lumbermens from making interest payments. This TIERS security is based on interest payments from Lumbermens. This security is no longer accruing interest.
(p)	The State of New York Insurance Department has prohibited Atlantic Mutual Insurance Co. from making interest payments. This security is no longer accruing interest.
(r)	The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

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(s)	5,500 shares of Oneok, Inc. held by the Balanced Portfolio have been soft segregated in order to cover outstanding commitments to certain limited partnership investments within the Portfolio. There are no restrictions on the trading of this security.
(t)	30,000 shares of Apple Inc. held by the Equity Portfolio have been soft segregated in order to cover outstanding commitments to certain limited partnership investments within the Portfolio. There are no restrictions on the trading of this security.
(w)	Security is in default and is no longer accruing interest.
(x)	Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.
(y)	The government of Iceland took control of Glitnir Banki HF and Kaupthing Bank HF (the “Banks”) on October 8, 2008 and October 9, 2008, respectively. The government has prohibited the Banks from paying any claims owed to foreign entities. These securities are no longer accruing interest.
(xx)	Restructured from an original maturity date of September 15, 2010.
(zz)	Restructured from an original maturity date of September 30, 2010.
*	Non-income producing security.

Explanation of Guarantees:
C/LOC: Confirming Letter of Credit
CEI: Credit Enhancement Instrument
LOC: Letter of Credit

Abbreviations:

ADR: American Depositary Receipts
COPs: Certificates of Participation
FHLB: Federal Home Loan Bank
FSB: Federal Savings Bank
GO: General Obligation
HFA: Housing Finance Agency/Authority
IDA: Industrial Development Agency/Authority
LLC: Limited Liability Corporation
LO: Limited Obligation
LP: Limited Partnership
MFH: Multi-Family Housing
plc: Public Limited Company
PO: Pension Obligation
STEP: Stepped coupon bond for which the coupon rate of interest will adjust on specified future date(s)
VRDN: Variable Rate Demand Notes

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 77

BALANCED PORTFOLIO
RESTRICTED SECURITIES	ACQUISITION DATES	COST
Access Bank plc, 8.477%, 8/29/12	8/29/07	$250,000
Agraquest, Inc.:
Series B, Preferred	2/26/97	200,001
Series C, Preferred	3/11/98	200,000
Series H, Preferred	5/25/05 - 1/11/07	316,894
Angels With Attitude I LLC, LP	8/28/00 - 4/30/03	200,000
Calvert Social Investment Foundation Notes,
0.94%, 7/1/13	7/1/10	4,266,666
CFBanc Corp.	3/14/03	270,000
Coastal Venture Partners LP	6/7/96 - 6/22/00	100,976
Commons Capital LP	2/15/01 - 4/29/08	440,520
Consensus Orthopedics, Inc.:
Common Stock	2/10/06	504,331
Series A-1, Preferred	8/19/05	4,331
Series B, Preferred	2/10/06	139,576
Series C, Preferred	2/10/06	120,342
Drop The Chalk:
8.00%, 9/30/12	10/7/11	107,143
8.00%, 12/31/12	4/5/11	42,857
Environmental Private Equity Fund II, Liquidating
Trust LP	4/26/07	6,666
First Analysis Private Equity Fund IV LP	2/25/02 - 7/6/11	439,044
GEEMF Partners LP	2/28/97	-
Global Environment Emerging Markets Fund LP	1/14/94 - 12/1/95	-
Infrastructure and Environmental Private Equity
Fund III LP	4/16/97 - 2/12/01	156,083
Labrador Ventures III LP	8/11/98 - 4/2/01	360,875
Labrador Ventures IV LP	12/14/99 - 8/27/07	900,510
LearnZillion, Inc., Series A Preferred	3/27/12	100,000
Lumni, Inc., 6.00%, 10/5/15	10/6/10	100,000
Neighborhood Bancorp	6/25/97	100,000
New Markets Growth Fund LLC, LP	1/8/03 - 7/18/07	225,646
Rose Smart Growth Investment Fund I LP, 6.545%,
4/1/21	4/10/06	1,000,000
Seventh Generation, Inc.	4/12/00 - 5/6/03	230,500
SmarThinking, Inc. Contingent Deferred Distribution	4/5/11	-
Solstice Capital LP	6/26/01 - 6/17/08	288,705
Venture Strategy Partners LP	8/21/98 - 2/26/03	187,205
Wild Planet Entertainment, Inc.:
Series B, Preferred	7/12/94	200,000
Series E, Preferred	4/9/98	180,725
Wind Harvest Co., Inc.	5/16/94	100,000

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 78

EQUITY PORTFOLIO	ACQUISITION
RESTRICTED SECURITIES	DATES	COST
20/20 Gene Systems, Inc.:
Common Stock	8/1/08	$151,890
Warrants (strike price $.01/share, expires 8/27/13)	8/29/03	14,700
Better Energy Systems, Inc.:
Series B, Preferred	8/3/10	400,000
Series B, Preferred Warrants (strike price $0.75/share,
expires 8/3/13)	8/4/10	-
Blackstone Cleantech Venture Partners LP	7/29/10 - 1/25/12	340,901
Calvert Social Investment Foundation Notes,
0.94%, 7/1/12	7/1/09 - 7/1/10	10,833,877
Chesapeake PERL, Inc., Series A-2, Preferred	7/30/04 - 9/8/06	300,000
China Environment Fund 2004 LP	9/15/05 - 4/1/09	-
China Environment Fund III LP	1/24/08 - 1/17/12	934,164
Core Innovations Capital I LP	8/11/10 - 11/8/11	166,806
Cylex, Inc.:
Common Stock	11/22/06	16,382
Series B, Preferred	11/30/06	547,525
Series C-1, Preferred	11/30/06	471,342
DBL Equity Fund - BAEF II LP	3/30/11 - 3/6/12	491,621
Digital Directions International, Inc.	7/2/08 - 7/15/09	683,778
Envisionier Medical Technologies, Inc.:
Warrants (strike price $.50/share, expires 8/6/20)	8/6/10	-
Note I, 7.00%, 3/31/13	12/14/09	200,000
Note II, 7.00%, 3/31/13	8/5/10	100,000
Global Resource Options, Inc.:
Series A, Preferred	9/18/06	750,000
Series B, Preferred	12/5/07	750,000
Series C, Preferred	2/13/09	1,000,000
Series D, Preferred	12/30/10 - 5/24/11	700,178
Ignia Fund I LP	1/28/10 - 2/22/12	583,887
Impact Ventures II LP	9/8/10 - 2/27/12	594,802
LeapFrog Financial Inclusion Fund LP	1/20/10 - 3/2/12	318,794
Marrone Bio Innovations Note, 10.00%, 3/31/14	3/15/12	200,000
Marrone Bio Innovations, Inc.:
Series A, Preferred	4/25/07	200,000
Series B, Preferred	8/28/08	280,000
Series C, Preferred	11/19/10	500,000
Napo Pharmaceuticals, Inc.:
Common Stock	2/21/07 - 9/23/09	419,720
Common Warrants (strike price $0.55/share,
expires 9/15/14)	9/23/09	16,908
NeoDiagnostix, Inc.:
Series AE, Preferred Contingent Deferred Distribution	9/9/08	-
Series AE, Preferred Warrants Contingent
Deferred Distribution	9/23/08 - 9/18/09	-
Series B, Preferred Contingent Deferred Distribution	7/31/09	-
New Day Farms, Inc.:
Participation Interest Note, 9.00%, 9/1/12	11/25/09	6,225
Series B, Preferred	3/12/09	500,000
New Markets Education Partners, LP	9/27/11	175,000
New Markets Venture Partners II LP	7/21/08 - 12/12/11	270,000
Orteq Bioengineering Ltd., Series A, Preferred	7/19/07	998,102
PresenceLearning, Inc., Series A, Preferred	9/29/11	300,000

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EQUITY PORTFOLIO	ACQUISITION
RESTRICTED SECURITIES - CONT’D	DATES	COST
Quantum Intech, Inc., 11.50%, 9/10/15	10/5/10 - 12/30/11	$103,173
Renewable Energy Asia Fund LP	1/6/10 - 12/23/11	717,762
SEAF Global SME Facility:
9.00%, 12/16/14	12/16/09	1,500,000
9.00%, 4/20/15	4/20/10	1,000,000
9.00%, 11/5/15	11/4/10	1,000,000
9.00%, 3/31/16	3/29/11	450,000
9.00%, 6/14/16	6/13/11	400,000
9.00%, 7/12/16	7/11/11	650,000
SEAF India International Growth Fund LP	3/22/05 - 5/24/10	374,476
SJF Ventures II LP	2/14/060 - 6/8/11	486,152
SJF Ventures III LP	2/6/12	165,000
Sword Diagnostics:
Series B, Preferred	12/26/06	250,000
Series C Convertible Bridge Note, 10.00%,
6/30/12	10/29/09	25,000
Series C Convertible Bridge Note II, 10.00%,
6/30/12	11/9/10	100,000
Village Laundry Services, Inc.	7/22/09	500,000
Westly Capital Partners Fund II LP	12/27/11	199,457

BOND PORTFOLIO	ACQUISITION
RESTRICTED SECURITIES	DATES	COST
Calvert Social Investment Foundation Notes, 0.94%, 7/1/12	7/01/09	$3,087,393

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STATEMENTS OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 2012

	Money
	Market	Balanced	Bond
NET INVESTMENT INCOME	PortfolIo	PortfolIo	PortfolIo
Investment Income:
Interest income	$167,574	$3,018,167	$14,759,416
Dividend income	—	1,870,186	70,893
Total investment income	167,574	4,888,353	14,830,309
Expenses:
Investment advisory fee	214,736	1,009,242	1,411,618
Transfer agency fees and expenses	160,077	428,585	629,396
Administrative fees	143,157	651,578	980,395
Distribution Plan expenses:
Class A	—	509,000	497,633
Class B	—	47,174	26,246
Class C	—	131,779	234,006
Trustees’ fees and expenses	8,260	27,596	46,919
Custodian fees	14,149	70,610	60,494
Registration fees	9,417	22,854	31,892
Reports to shareholders	29,646	101,076	110,706
Professional fees	15,219	30,419	113,591
Miscellaneous	17,255	65,388	249,933
Total expenses	611,916	3,095,301	4,392,829
Reimbursement from Advisor:
Class O	(463,701)	—	—
Class B	—	—	(3,965)
Class I	—	(4,980)	—
Class Y	—	—	(1,117)
Fees paid indirectly	(2,340)	(90)	(158)
Net expenses	145,875	3,090,231	4,387,589

NET INVESTMENT INCOME	21,699	1,798,122	10,442,720

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(8)	13,179,748	6,244,444
Futures	—	440,894	3,198,198
	(8)	13,620,642	9,442,642

Change in unrealized appreciation (depreciation) on:
Investments	—	56,907,212	1,363,441
Futures	—	(458,497)	(2,591,498)
	—	56,448,715	(1,228,057)

NET REALIZED AND UNREALIZED
GAIN (LOSS)	(8)	70,069,357	8,214,585

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$21,691	$71,867,479	$18,657,305

See notes to financial statements.

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STATEMENTS OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 2012

		ENHANCED
	EQUITY	EQUITY
NET INVESTMENT INCOME	PORTFOLIO	PORTFOLIO
Investment Income:
Interest income	$254,206	$1,151
Dividend income (net of foreign taxes withheld of
$352,007 and $4,256, respectively)	12,285,094	969,645
Total investment income	12,539,300	970,796
Expenses:
Investment advisory fee	5,581,686	241,236
Transfer agency fees and expenses	1,742,139	62,845
Administrative fees	1,980,815	51,479
Distribution Plan expenses:
Class A	1,786,476	45,773
Class B	181,136	8,910
Class C	723,188	33,460
Trustees’ fees and expenses	130,996	4,656
Custodian fees	86,747	15,460
Registration fees	73,737	21,545
Reports to shareholders	355,093	18,447
Professional fees	83,029	12,429
Miscellaneous	111,613	8,618
Total expenses	12,836,655	524,858
Reimbursement from Advisor:
Class B	—	(1,195)
Class I	—	(643)
Fees waived	—	(40,206)
Fees paid indirectly	(373)	(13)
Net expenses	12,836,282	482,801

NET INVESTMENT INCOME (LOSS)	(296,982)	487,995

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	36,155,006	2,006,670
Foreign currency transactions	(2,236)	—
	36,152,770	2,006,670

Change in unrealized appreciation (depreciation) on:
Investments	431,997,946	13,690,591
Assets and liabilities denominated in foreign currencies	—	—
	431,997,946	13,690,591

NET REALIZED AND UNREALIZED
GAIN (LOSS)	468,150,716	15,697,261

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$467,853,734	$16,185,256

See notes to financial statements.

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MONEY MARKET PORTFOLIO STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS	2012	2011
Operations:
Net investment income	$21,699	$13,947
Net realized gain (loss)	(8)	(234)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	21,691	13,713

Distributions to shareholders from:
Net investment income	(7,170)	(14,219)

Capital share transactions:
Shares sold	40,246,520	85,896,069
Reinvestment of distributions	6,369	12,723
Shares redeemed	(40,943,463)	(87,888,366)
Total capital share transactions	(690,574)	(1,979,574)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(676,053)	(1,980,080)

NET ASSETS
Beginning of period	142,594,955	144,575,035
End of period (including undistributed net investment
income of $20,502 and $5,973, respectively)	$141,918,902	$142,594,955

CAPITAL SHARE ACTIVITY
Shares sold	40,246,520	85,896,069
Reinvestment of distributions	6,369	12,723
Shares redeemed	(40,943,463)	(87,888,366)
Total capital share activity	(690,574)	(1,979,574)

See notes to financial statements.

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BALANCED PORTFOLIO STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS	2012	2011
Operations:
Net investment income	$1,798,122	$4,594,860
Net realized gain (loss)	13,620,642	20,586,670
Change in unrealized appreciation (depreciation)	56,448,715	(15,512,073)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	71,867,479	9,669,457

Distributions to shareholders from:
Net investment income:
Class A shares	(1,892,201)	(4,155,692)
Class B shares	(1,243)	—
Class C shares	(13,807)	(25,083)
Class I shares	(13,663)	(24,050)
Total distributions	(1,920,914)	(4,204,825)

Capital share transactions
Shares sold:
Class A shares	16,421,004	26,784,861
Class B shares	140,223	289,119
Class C shares	2,360,859	3,683,371
Class I shares	258,458	472,201
Reinvestment of distributions:
Class A shares	1,765,281	3,863,611
Class B shares	1,155	—
Class C shares	10,641	19,672
Class I shares	13,663	24,050
Redemption fees:
Class A shares	429	793
Class C shares	631	24
Shares redeemed:
Class A shares	(24,985,184)	(49,239,050)
Class B shares	(1,319,512)	(3,377,957)
Class C shares	(2,143,071)	(3,886,379)
Class I shares	(195,117)	(199,209)
Total capital share transactions	(7,670,540)	(21,564,893)

TOTAL INCREASE (DECREASE) IN NET ASSETS	62,276,025	(16,100,261)

See notes to financial statements.

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BALANCED PORTFOLIO STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
NET ASSETS	2012	2011
Beginning of period	$441,176,828	$457,277,089
End of period (including distributions in excess of net
investment income of $51,975 and $70,817, respectively)	$503,452,853	$441,176,828

CAPITAL SHARE ACTIVITY
Shares sold:
Class A shares	575,104	970,314
Class B shares	4,854	10,699
Class C shares	84,198	136,042
Class I shares	8,739	17,081
Reinvestment of distributions:
Class A shares	61,349	140,309
Class B shares	42	—
Class C shares	390	738
Class I shares	467	864
Shares redeemed:
Class A shares	(876,936)	(1,788,298)
Class B shares	(47,040)	(123,648)
Class C shares	(77,030)	(143,497)
Class I shares	(6,937)	(7,145)
Total capital share activity	(272,800)	(786,541)

See notes to financial statements.

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BOND PORTFOLIO STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS	2012	2011
Operations:
Net investment income	$10,442,720	$23,399,681
Net realized gain (loss)	9,442,642	10,276,363
Change in unrealized appreciation (depreciation)	(1,228,057)	(9,288,336)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	18,657,305	24,387,708

Distributions to shareholders from:
Net investment income:
Class A shares	(6,351,533)	(14,921,479)
Class B shares	(42,211)	(118,524)
Class C shares	(411,168)	(956,692)
Class I shares	(3,640,706)	(7,631,583)
Class Y shares	(392,657)	(538,656)
Net realized gain:
Class A shares	(5,304,000)	(5,788,457)
Class B shares	(56,321)	(83,498)
Class C shares	(491,116)	(526,711)
Class I shares	(2,426,790)	(2,132,729)
Class Y shares	(285,072)	(136,077)
Total distributions	(19,401,574)	(32,834,406)

Capital share transactions
Shares sold:
Class A shares	52,094,403	99,956,413
Class B shares	189,882	297,117
Class C shares	4,409,024	8,343,018
Class I shares	42,440,771	54,644,226
Class Y shares	5,995,601	19,549,256
Reinvestment of distributions:
Class A shares	10,189,275	18,147,915
Class B shares	82,557	167,925
Class C shares	626,094	1,005,694
Class I shares	5,407,653	8,651,639
Class Y shares	251,107	173,057
Redemption fees:
Class A shares	7,540	7,782
Class B shares	—	80
Class C shares	85	518
Class I shares	—	944
Class Y shares	185	4,263

See notes to financial statements.

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BOND PORTFOLIO STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
INCREASE (DECREASE)IN NET ASSETS -	MARCH 31,	SEPTEMBER 30,
(CONT’D)	2012	2011
Capital share transactions (cont’d):
Shares redeemed:
Class A shares	($110,222,061)	($187,674,944)
Class B shares	(1,165,101)	(3,564,151)
Class C shares	(5,393,444)	(15,888,179)
Class I shares	(64,818,555)	(50,497,873)
Class Y shares	(4,394,095)	(6,984,045)
Total capital share transactions	(64,299,079)	(53,659,345)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(65,043,348)	(62,106,043)

NET ASSETS
Beginning of period	821,421,730	883,527,773
End of period (including distributions in excess of
net investment income of $395,555 and $0, respectively)	$756,378,382	$821,421,730

CAPITAL SHARE ACTIVITY
Shares sold:
Class A shares	3,291,407	6,350,011
Class B shares	12,111	18,860
Class C shares	280,306	533,781
Class I shares	2,682,602	3,480,624
Class Y shares	376,804	1,232,844
Reinvestment of distributions:
Class A shares	648,020	1,157,506
Class B shares	5,291	10,795
Class C shares	40,073	64,555
Class I shares	343,334	550,967
Class Y shares	15,875	10,938
Shares redeemed:
Class A shares	(6,959,007)	(11,950,283)
Class B shares	(74,201)	(228,188)
Class C shares	(342,670)	(1,017,899)
Class I shares	(4,084,345)	(3,181,179)
Class Y shares	(276,625)	(441,584)
Total capital share activity	(4,041,025)	(3,408,252)

See notes to financial statements.

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EQUITY PORTFOLIO STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS	2012	2011
Operations:
Net investment income (loss)	($296,982)	($3,614,622)
Net realized gain (loss)	36,152,770	90,161,832
Change in unrealized appreciation (depreciation)	431,997,946	(146,191,552)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	467,853,734	(59,644,342)

Distributions to shareholders from:
Net realized gain:
Class A shares	(66,707,379)	—
Class B shares	(2,017,682)	—
Class C shares	(8,512,284)	—
Class I shares	(26,124,236)	—
Class Y shares	(3,483,367)	—
Total distributions	(106,844,948)	—

Capital share transactions:
Shares sold:
Class A shares	147,372,584	367,600,818
Class B shares	254,565	958,072
Class C shares	9,273,875	17,434,588
Class I shares	64,776,449	176,644,543
Class Y shares	27,335,096	61,337,872
Shares issued from merger (See Note H):
Class A shares	—	234,905,369
Class B shares	—	13,254,598
Class C shares	—	35,121,331
Class I shares	—	252,743,032
Class Y shares	—	6,970,268
Reinvestment of distributions:
Class A shares	62,310,298	—
Class B shares	1,794,414	—
Class C shares	6,591,046	—
Class I shares	23,817,881	—
Class Y shares	2,139,558	—
Redemption fees:
Class A shares	12,407	35,642
Class C shares	148	139
Class I shares	4,865	2,555
Class Y shares	2,347	807

See notes to financial statements.

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EQUITY PORTFOLIO STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
INCREASE (DECREASE)IN NET ASSETS -	MARCH 31,	SEPTEMBER 30,
(CONT’D)	2012	2011
Capital share transactions (cont’d):
Shares redeemed:
Class A shares	($165,437,056)	($265,714,903)
Class B shares	(7,076,651)	(14,460,408)
Class C shares	(13,081,384)	(14,969,389)
Class I shares	(90,402,416)	(62,206,664)
Class Y shares	(12,242,908)	(6,671,865)
Total capital share transactions	57,445,118	802,986,405

TOTAL INCREASE (DECREASE) IN NET ASSETS	418,453,904	743,342,063

NET ASSETS
Beginning of period	2,068,031,901	1,324,689,838
End of period (including undistributed net
investment loss of $296,174 and $0, respectively)	$2,486,485,805	$2,068,031,901

CAPITAL SHARE ACTIVITY
Shares sold:
Class A shares	4,143,237	9,994,267
Class B shares	8,454	30,605
Class C shares	335,409	594,707
Class I shares	1,709,577	4,507,153
Class Y shares	758,604	1,624,415
Reinvestment of distributions:
Class A shares	1,828,354	—
Class B shares	61,600	—
Class C shares	246,026	—
Class I shares	650,052	—
Class Y shares	62,052	—
Shares issued from merger (See Note H):
Class A shares	—	6,547,519
Class B shares	—	428,050
Class C shares	—	1,227,352
Class I shares	—	6,582,940
Class Y shares	—	192,316
Shares redeemed:
Class A shares	(4,661,073)	(7,240,107)
Class B shares	(233,187)	(457,814)
Class C shares	(467,662)	(512,023)
Class I shares	(2,392,434)	(1,605,981)
Class Y shares	(345,832)	(180,806)
Total capital share activity	1,703,177	21,732,593

See notes to financial statements.

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ENHANCED EQUITY PORTFOLIO STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS	2012	2011
Operations:
Net investment income	$487,995	$638,129
Net realized gain (loss)	2,006,670	6,514,807
Change in unrealized appreciation (depreciation)	13,690,591	(5,530,378)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	16,185,256	1,622,558

Distributions to shareholders from:
Net investment income:
Class A shares	(269,316)	(179,467)
Class I shares	(443,599)	(322,434)
Total distributions	(712,915)	(501,901)

Capital share transactions:
Shares sold:
Class A shares	6,863,986	4,850,966
Class B shares	6,060	46,554
Class C shares	360,139	929,713
Class I shares	5,946,976	4,721,887
Reinvestment of distributions:
Class A shares	243,305	158,235
Class I shares	443,599	322,434
Redemption fees:
Class A shares	76	263
Class C shares	—	161
Shares redeemed:
Class A shares	(3,041,107)	(7,915,279)
Class B shares	(267,474)	(739,815)
Class C shares	(264,570)	(1,342,492)
Class I shares	(4,489,013)	(4,981,455)
Total capital share transactions	5,801,977	(3,948,828)

TOTAL INCREASE (DECREASE) IN NET ASSETS	21,274,318	(2,828,171)

NET ASSETS
Beginning of period	70,884,841	73,713,012
End of period (including undistributed net investment
income of $221,684 and $446,604, respectively)	$92,159,159	$70,884,841

See notes to financial statements.

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ENHANCED EQUITY PORTFOLIO STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
CAPITAL SHARE ACTIVITY	2012	2011
Shares sold:
Class A shares	399,007	294,752
Class B shares	416	3,130
Class C shares	22,864	61,404
Class I shares	346,391	287,722
Reinvestment of distributions:
Class A shares	14,863	9,714
Class I shares	26,707	19,506
Shares redeemed:
Class A shares	(181,127)	(482,143)
Class B shares	(17,504)	(49,239)
Class C shares	(17,367)	(87,928)
Class I shares	(257,213)	(293,935)
Total capital share activity	337,037	(237,017)

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: The Calvert Social Investment Fund (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund operates as a series fund with eight separate portfolios, five of which are reported herein: Money Market, Balanced, Bond, Equity, and Enhanced Equity. Money Market, Balanced, Equity, and Enhanced Equity are registered as diversified portfolios. Bond is registered as a non-diversified portfolio. The operations of each series are accounted for separately. Money Market offers Class O shares, which are sold without a sales charge. Balanced, Bond, Equity, and Enhanced Equity each offer Class A, Class B, Class C, and Class I shares. Bond and Equity also offer Class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75% (3.75% for Bond). Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class B shares are no longer offered for purchase, except through reinvestment of dividends and/or distributions and through certain exchanges. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees. In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

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The following securities were fair valued in good faith under the direction of the Board of Trustees as of March 31, 2012:

	TOTAL
	INVESTMENTS	% OF NET ASSETS
Balanced	$18,657,516	3.7%
Bond	20,068,746	2.7%
Equity	26,385,818	1.1%

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with Rule 2a-7 of the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of these securities, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Fund’s investments by major category are as follows.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, floating rate loans, municipal securities, and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy. For asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy. All securities held by Money Market are valued at amortized cost, which approximates fair value, in accordance with Rule 2a-7 of the Investment Company Act of 1940.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing ser-

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vices. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Equity securities, including restricted securities and venture capital securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

Venture capital securities for which market quotations are not readily available are fair valued by the Fund’s Board of Trustees and are categorized as Level 3 in the hierarchy. Venture capital direct equity securities are generally valued using the most appropriate and applicable method to measure fair value in light of each company’s situation. Methods may include market, income or cost approaches with discounts as appropriate based on assumptions of liquidation or exit risk. Examples of the market approach are subsequent rounds of financing, comparable transactions, and revenue times an industry multiple. An example of the income approach is the discounted cash flow. Examples of the cost approach are replacement cost, salvage value, or net asset percentage. Venture capital limited partnership (“LP”) securities are valued at the fair value reported by the general partner of the partnership adjusted as necessary to reflect subsequent capital calls and distributions and any other available information. In the absence of a reported LP unit value it may be estimated based on the Fund’s percentage equity in the partnership and/or other balance sheet information and portfolio value for the most recently available period reported by the general partner. In some cases adjustments may be made to account for daily pricing of material public holdings within the partnership. Venture capital debt securities are valued based on assumptions of credit and market risk. For venture capital securities denominated in foreign currency, the fair value is marked to the daily exchange rate.

The following is a summary of the inputs used to value the Fund’s net assets as of March 31, 2012.

Money Market	VALUATION INPUTS
Investments in Securities*	Level 1	Level 2	Level 3	Total
Depository receipts for U.S.
government guaranteed loans	—	$11,613	—	$11,613
Municipal obligations	—	4,016,665	—	4,016,665
Time deposit	—	272,662	—	272,662
U.S. government obligations	—	16,060,558	—	16,060,558
Variable rate demand notes	—	116,541,500	—	116,541,500
TOTAL	—	$136,902,998	—	$136,902,998

*For a complete listing of investments, please refer to the Statement of Net Assets.

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Balanced	VALUATION INPUTS
Investments in Securities	Level 1	Level 2	Level 3	Total
Asset-backed securities	—	$3,516,948	—	$3,516,948
Collateralized mortgage-backed obligations
	—	269,649	—	269,649
Commercial mortgage-backed securities
	—	5,250,419	—	5,250,419
Corporate bonds	—	96,125,533	$4,422,313	100,547,846
Equity securities*	$291,390,179	886,400	—	292,276,579	***
High social impact investments	—	—	4,219,605	4,219,605
Municipal obligations	—	12,605,754	—	12,605,754
Sovereign government bonds	—	1,270,284	—	1,270,284
Time deposit	—	26,275,793	—	26,275,793
U.S. government obligations	—	49,988,717	—	49,988,717
Venture capital	7,200	—	8,367,408	8,374,608
TOTAL	$291,397,379	$196,189,497	$17,009,326	$504,596,202
Other financial instruments**	($232,848)	—	—	($232,848)

* For further breakdown of equity securities by industry, please refer to the Statement of Net Assets.

** Other financial instruments are derivative instruments not reflected in the Statement of Net Assets, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

*** Exclusive of $4,779,909 venture capital equity shown in the venture capital heading.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	CORPORATE BONDS	HIGH SOCIAL IMPACT INVESTMENTS	VENTURE CAPITAL
Balance as of 9/30/11	$5,041,305	$4,111,359	$9,243,666
Accrued discounts/premiums	8,893	—	—
Realized gain (loss)	117,876	—	(148,612)
Change in unrealized appreciation (depreciation)	(495,761)	108,246	(10,565)
Purchases	—	—	232,143
Sales	(250,000)	—	(949,224)
Transfers in and/or out of Level 3[1]	—	—	—
Balance as of 3/31/12	$4,422,313	$4,219,605	$8,367,408

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Total
Balance as of 9/30/11	$18,396,330
Accrued discounts/premiums	8,893
Realized gain (loss)	(30,736)
Change in unrealized appreciation (depreciation)	(398,080)
Purchases	232,143
Sales	(1,199,224)
Transfers in and/or out of Level 3[1]	—
Balance as of 3/31/12	$17,009,326

1 The Fund’s policy is to recognize transfers into and transfers out of Level 3 as of the end of the reporting period.

For the six months ended March 31, 2012, total change in unrealized gain (loss) on Level 3 securities included in the change in net assets was ($398,080). Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

Bond	VALUATION INPUTS
Investments in Securities*	Level 1	Level 2	Level 3	Total
Asset-backed securities	—	$19,133,935	—	$19,133,935
Collateralized mortgage-backed obligations
	—	5,023,483	—	5,023,483
Commercial mortgage-backed securities
	—	22,604,345	—	22,604,345
Corporate bonds	—	538,371,327	$$13,279,018	551,650,345
Municipal obligations	—	55,130,936	—	55,130,936
Sovereign government bonds	—	6,351,420	—	6,351,420
U.S. government obligations	—	76,030,550	—	76,030,550
Floating rate loans	—	494,783	—	494,783
High social impact investments	—	—	3,053,338	3,053,338
Time deposit	—	29,553,982	—	29,553,982
Equity securities	$1,974,375	1,108,000	—	3,082,375
TOTAL	$1,974,375	$753,802,761	$$16,332,356	$772,109,492

Other financial instruments**	($964,403)	—	—	($964,403)

* For a complete listing of investments, please refer to the Statement of Net Assets.

** Other financial instruments are derivative instruments not reflected in the Statement of Net Assets, such as futures, which are valued at the unrealized appreciation/ depreciation on the instrument.

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The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	CORPORATE BONDS	HIGH SOCIAL IMPACT INVESTMENTS	TOTAL
Balance as of 9/30/11	$14,397,121	$2,975,011	$17,372,132
Accrued discounts/premiums	8,893	—	8,893
Realized gain (loss)	117,876	—	117,876
Change in unrealized appreciation (depreciation)	(994,872)	78,327	(916,545)
Purchases	—	—	—
Sales	(250,000)	—	(250,000)
Transfers in and/or out of Level 3[1]	—	—	—
Balance as of 3/31/12	$13,279,018	$3,053,338	$16,332,356

1 The Fund’s policy is to recognize transfers into and transfers out of Level 3 as of the end of the reporting period.

For the six months ended March 31, 2012, total change in unrealized gain (loss) on Level 3 securities included in the change in net assets was ($916,545). Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

	VALUATION INPUTS
EQUITY
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity securities*	$2,397,155,932	—	—	$2,397,155,932	**
High social impact investments	—	—	$10,714,379	10,714,379
Time deposit	—	$63,987,252	—	63,987,252
Venture capital	—	—	15,671,439	15,671,439
TOTAL	$2,397,155,932	$63,987,252	$26,385,818	$2,487,529,002

* For further breakdown of equity securities by industry, please refer to the Statement of Net Assets.

** Exclusive of $5,038,576 venture capital equity shown in the venture capital equities heading.

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The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	HIGH SOCIAL IMPACT INVESTMENTS	VENTURE CAPITAL	TOTAL
Balance as of 9/30/11	$10,439,524	$17,677,216	$28,116,740
Accrued discounts/premiums	—	—	—
Realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)	274,855	(2,874,184)	(2,599,329)
Purchases	—	1,010,801	1,010,801
Sales	—	(142,394)	(142,394)
Transfers in and/or out of Level 3[1]	—	—	—
Balance as of 3/31/12	$10,714,379	$15,671,439	$26,385,818

1 The Fund’s policy is to recognize transfers into and transfers out of Level 3 as of the end of the reporting period.

For the six months ended March 31, 2012, total change in unrealized gain (loss) on Level 3 securities included in the change in net assets was ($2,599,329). Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

ENHANCED EQUITY	VALUATION INPUTS
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity securities *	$85,208,348	—	—	$85,208,348
Time deposit	—	$3,759,530	—	3,759,530
TOTAL	$85,208,348	$3,759,530	—	$88,967,878

* For further breakdown of equity securities by industry, please refer to the Statement of Net Assets.

Loan Participations and Assignments: The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is

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entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.

Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and may use futures contracts to hedge against changes in the value of interest rates. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund. During the period, the Balanced and Bond Portfolios used U.S. Treasury Bond futures contracts to hedge against interest rate changes and to manage overall duration of the Fund. The Fund’s futures contracts, at period end are presented in the Statements of Net Assets.

During the six month period, the Bond Portfolio and Balanced Portfolio invested in 2 year, 5 year, 10 year and 30 year U.S. Treasury Bond Futures. The volume of activity varied throughout the period with a weighted average of 1,525 and 376 contracts and $3,137,955 and $7,693,469 weighted average notional value, respectively.

Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Statements of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with management’s understanding of the applicable

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country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See Notes to Statements of Net Assets on pages 76-77). A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. These fees are recorded as Income in the accompanying financial statements. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included in the net realized and unrealized gain or loss on securities.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are accrued daily and paid monthly by Money Market. Dividends from net investment income are paid monthly by Bond, quarterly by Balanced, and annually by Equity and Enhanced Equity. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Balanced, Bond, Equity, and Enhanced Equity Portfolios charge a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Portfolio (within seven days for all Class I shares). The redemption fee is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Portfolio.

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Expense Offset Arrangements: The Fund has arrangements with its custodian banks whereby the custodian’s fees may be paid indirectly by credits earned on each Portfolio’s cash on deposit with the banks. These credits are used to reduce the Portfolios’ expenses. Such deposit arrangements may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 requires disclosure of the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers. For Level 3 fair value measurements, ASU No. 2011-04 requires disclosure of quantitative information about the significant unobservable inputs used. In addition, for Level 3 fair value measurements, ASU No. 2011-04 requires a description of the valuation processes used by the reporting entity and requires a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs to a different amount might result in a significantly higher or lower fair value measurement. ASU No. 2011-04 is effective for financial statements issued for fiscal years and interim periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Portfolio’s financial statements and related disclosures.

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc. (“Calvert”), which is indirectly wholly owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates.

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For its services, the Advisor receives monthly fees based on the following annual rates of average daily net assets:

Money Market	30%
Balanced:
First $500 Million	.425%
Next $500 Million	.40%
Over $1 Billion	.375%
Bond:
First $1 Billion	.35%
Over $1 Billion	.325%
Equity:
First $2 Billion	.50%
Next $1 Billion	.475%
Over $3 Billion	.45%
Enhanced Equity:
First $250 Million	.60%
Over $250 Million	.55%

Under the terms of the agreement, $36,224, $179,537, $230,508, $1,005,496, and $38,562 was payable at period end for Money Market, Balanced, Bond, Equity, and Enhanced Equity, respectively. In addition, $82,695, $143,890, $308,851 and $15,158, was payable at period end for operating expenses paid by the Advisor during March 2012 for Balanced, Bond, Equity, and Enhanced Equity, respectively. In addition, $43,430 was receivable at period end from the Advisor for reimbursement of operating expenses for Money Market. For the six months ended March 31, 2012, the Advisor waived $40,206 of its fee In Enhanced Equity.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2013 for Money Market Class O, Balanced Class I, Bond Class Y, Equity Class Y, and Enhanced Equity Class I. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit any acquired fund fees and expenses. To the extent any expense offset credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

The contractual expense caps are as follows: .875% for Money Market Class O, .72% for Balanced Class I, .92% for Bond Class Y, .96% for Equity Class Y, and .81% for Enhanced Equity Class I.

During the six months ended March 31, 2012, the Advisor voluntarily reimbursed expenses of $463,701 in Class O shares of Money Market to maintain a positive yield. The Advisor also voluntarily reimbursed expenses of $3,965 for Class B shares of Bond during the six months ended March 31, 2012.

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Calvert Investment Administrative Services, Inc. (“CIAS”), an affiliate of the Advisor, provides administrative services for the Fund. For providing such services, CIAS receives an annual fee, payable monthly, based on the following annual rates of average daily net assets:

Money Market	.20%
Balanced (Class A, B, & C)	.275%
Balanced (Class I)	.125%
Bond (Class A, B, C & Y)	.30%
Bond (Class I)	.10%
Equity (Class A, B, C & Y)	.20%
Equity (Class I)	.10%
Enhanced Equity (Class A, B, & C)	.15%
Enhanced Equity (Class I)	.10%

Under the terms of the agreement $24,149, $115,902, $159,334, $360,960 and $9,885 was payable at period end for Money Market, Balanced, Bond, Equity, and Enhanced Equity, respectively.

Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, Class B, and Class C shares, allow the Portfolios to pay CID for expenses and services associated with distribution of shares. The distribution expenses of Money Market are limited to .25% of annual average daily net assets, however CID is not currently charging any Distribution Plan expenses for Money Market. The expenses paid for Class A may not exceed .35% of Balanced and Bond’s annual average daily net assets, and .25% of those of Equity and Enhanced Equity. The amount actually paid by Class A of Balanced, Bond, Equity, and Enhanced Equity is an annualized fee, payable monthly, of .25% (for Balanced only on assets over $30 million), .20%, .25%, and .25%, respectively, of each Classes’ average daily net assets. The expenses paid for Class B and Class C may not exceed 1.00% of the annual average daily net assets of Balanced, Bond, Equity, and Enhanced Equity. The amount actually paid, is an annualized fee, payable monthly of 1.00%, of each Classes’ average daily net assets. Class I for Balanced, Bond, Equity, and Enhanced Equity, and Class Y for Bond and Equity do not have Distribution Plan expenses. Under the terms of the agreement $122,768, $123,803, $486,560, and $16,620 was payable at period end for Balanced, Bond, Equity, and Enhanced Equity, respectively.

CID received the following amounts as its portion of the commissions charged on sales of the Funds’ Class A shares for the six months ended March 31, 2012: $59,187 for Balanced, $39,327 for Bond, $109,427 for Equity, and $5,474 for Enhanced Equity.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CIS received fees of $72,564, $96,196, $82,871, $265,695 and $13,055 for the six months ended March 31, 2012 for Money Market,

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Balanced, Bond, Equity, and Enhanced Equity, respectively. Under the terms of the agreement, $11,998, $16,207, $14,602, $45,993 and $2,227 was payable at period end for Money Market, Balanced, Bond, Equity, and Enhanced Equity, respectively. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

The Fund invests in Community Investment Notes issued by the Calvert Social Investment Foundation (the “CSI Foundation”). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from Calvert and its subsidiaries. The Fund has received from the Securities and Exchange Commission an exemptive order permitting the Fund to make investments in these notes under certain conditions.

Each Trustee of the Funds who is not an employee of the Advisor or its affiliates receives an annual retainer of $44,000 plus a meeting fee of $2,000 for each Board meeting attended. Additional fees of up to $5,000 annually may be paid to the Board chair and Committee chairs ($10,000 for Special Equities Committee chair) and $2,500 annually may be paid to Committee members, plus a Committee meeting fee of $500 for each Committee meeting attended. Trustee’s fees are allocated to each of the funds served.

NOTE C — INVESTMENT ACTIVITY

During the period, the cost of purchases and proceeds from sales of investments, other than U.S. Government and short-term securities, were:

				ENHANCED
	BALANCED	BOND	EQUITY	EQUITY
Purchases	$162,894,972	$416,000,303	$515,588,545	$3,228,964
Sales	193,137,744	299,624,722	555,029,723	4,666,975

U.S. Government security purchases and sales were:

	BALANCED	BOND
Purchases	$145,309,964	$485,244,719
Sales	122,750,777	548,946,864

Money Market held only short-term investments.

The Portfolios may purchase securities, typically short-term variable rate demand notes, from or sell to other Portfolios managed by the Advisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the six months ended March 31, 2012, Money Market engaged in such purchase and sales transactions were:

	BALANCED	BOND
Purchases	-	$4,311,028
Sales	$1,616,636	-

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CAPITAL LOSS CARRYFORWARDS
	MONEY			ENHANCED
EXPIRATION DATE	MARKET	BALANCED	EQUITY	EQUITY
30-Sep-13	($6,183)	-	-	-
30-Sep-14	(211)	-	-	-
30-Sep-15	(2,100)	-	-	-
30-Sep-17	-	-	($126,561,476)	-
30-Sep-18	-	($30,180,557)	-	($11,643,050)
30-Sep-19	(348)	-	-	-

Capital losses may be utilized to offset future capital gains until expiration; however Equity’s use of net capital loss carryforwards acquired from Calvert Large Cap Growth Fund may be limited under certain tax provisions. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward for an unlimited period. These losses will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Money Market and Bond have elected to defer net capital losses of $234 and $704,791, respectively, incurred from November 1, 2010 through September 30, 2011 and treat them as arising in the fiscal year ending September 30, 2012.

As of March 31, 2012, the tax basis components of unrealized appreciation/(depreciation) and the federal tax cost were as follows:

	Money
	Market	Balanced	Bond
Unrealized appreciation	—	$75,645,033	$24,084,134
Unrealized (depreciation)	—	(31,138,156)	(37,153,924)
Net unrealized appreciation/(depreciation)	—	$44,506,877	($13,069,790)

Federal income tax cost of investments	$136,902,998	$460,089,325	$785,179,283

		Enhanced
	Equity	Equity
Unrealized appreciation	$524,056,134	$14,265,749
Unrealized (depreciation)	(38,273,386)	(1,052,083)
Net unrealized appreciation/(depreciation)	$485,782,748	$13,213,666

Federal income tax cost of investments	$2,001,746,253	$75,754,212

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NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. Balanced, Bond, Equity, and Enhanced Equity had no borrowings under the agreement during the six months ended March 31, 2012. Money Market had no loans outstanding pursuant to this line of credit at March 31, 2012. For the six months ended March 31, 2012, borrowings by Money Market under the Agreement were as follows:

		WEIGHTED		MONTH OF
	AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
	DAILY	INTEREST	AMOUNT	AMOUNT
Portfolio	BALANCE	RATE	BORROWED	BORROWED
Money Market	$4,995	1.42%	$366,248	March 2012

NOTE E — AFFILIATED COMPANIES

An affiliated company is a company in which the Portfolios have a direct or indirect ownership of, control of, or voting power over 5 percent or more of the outstanding voting shares.

Affiliated companies of the Balanced Portfolio are as follows:

AFFILIATES	COST	VALUE
Angels With Attitude I LLC LP	$200,000	$76,451
GEEMF Partners LP	—	132,554
TOTALS	$200,000	$209,005

Affiliated companies of the Equity Portfolio are as follows:

AFFILIATES	COST	VALUE
Digital Directions International, Inc.	$683,778	$531,585
Global Resource Options, Inc.	3,200,178	1,942,390
New Day Farms, Inc.	506,225	78,262
New Markets Education Partners, LP	175,000	175,000
SJF Ventures III, LP	107,143	107,143
TOTALS	$4,672,324	$2,834,380

NOTE F – SUBSEQUENT EVENTS

In preparing the financial statements as of March 31, 2012, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

Effective May 2, 2012, UNIFI Mutual Holding Company changed its name to Ameritas Mutual Holding Company.

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NOTE G — OTHER

On October 19, 2011, the Advisor determined that it was necessary to change the price at which one of the Balanced and Bond portfolio holdings was then being fair valued. The Advisor subsequently determined that it was appropriate to change the fair value prices at which that portfolio holding as well as certain related holdings had been carried from March 2008 through the Portfolios’ fiscal year end. The adjustments also had the effect of changing the net asset value per share at which shareholder subscriptions and redemptions were executed during the period. Accordingly, in order to correct these shareholder trades, the Advisor contributed $206,623 and $3,320,907 to the Balanced and Bond Portfolios, respectively, on December 27, 2011, which will be provided for the benefit of affected shareholders.

NOTE H — CAPITAL COMMITMENTS

In connection with certain venture capital investments, the Balanced and Equity Portfolios are committed to future capital calls, which will increase the Portfolios’ investment in these securities. The aggregate amount of the future capital commitments totals $60,000 and $6,848,752 at March 31, 2012.

NOTE I — REORGANIZATION

On May 2, 2011, the Board of Directors approved an Agreement and Plan of Reorganization (the “Plan”) which provides for the transfer of all the assets of the Calvert Large Cap Growth Fund (“Large Cap”) for shares of the acquiring portfolio, Calvert Social Investment Fund, Equity Portfolio (“Equity”) and the assumption of the liabilities of Large Cap. Shareholders approved the Plan at a meeting on August 26, 2011 and the reorganization took place on September 16, 2011.

The acquisition was accomplished by a tax-free exchange of the following shares:

MERGED PORTFOLIO	SHARES	ACQUIRING PORTFOLIO	SHARES	VALUE
Large Cap, Class A	8,381,198	Equity, Class A	6,547,519	$234,905,369
Large Cap, Class B	522,123	Equity, Class B	428,050	$13,254,598
Large Cap, Class C	1,366,856	Equity, Class C	1,227,352	$35,121,331
Large Cap, Class I	8,503,334	Equity, Class I	6,582,940	$252,743,032
Large Cap, Class Y	246,689	Equity, Class Y	192,316	$6,970,268

For financial reporting purposes, assets received and shares issued by Equity were recorded at fair value; however, the cost basis of the investments received from Large Cap were carried forward to align ongoing reporting of Equity’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

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The net assets and net unrealized appreciation (depreciation) immediately before the acquisitions were as follows:

		UNREALIZED
MERGED		APPRECIATION
PORTFOLIO	NET ASSETS	(DEPRECIATION)	ACQUIRING PORTFOLIO	VALUE
Large Cap	$542,994,598	($11,945,691)	Equity	$1,710,197,022

Assuming the acquisition had been completed on October 1, 2010, Equity’s results of operations for the year ended September 30, 2011 would have been as follows:

Net investment income	($4,064,709)	(a)
Net realized and change in unrealized gain (loss) on investments	$12,216,526	(b)
Net increase (decrease) in assets from operations	$8,151,817

Because Equity and Large Cap sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of Large Cap that have been included in Equity’s Statement of Operations since September 16, 2011.

(a) ($3,614,622) as reported, plus ($450,087) from Large Cap pre-merger.

(b) ($56,029,720) as reported, plus $68,246,246 from Large Cap pre-merger.

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MONEY MARKET PORTFOLIO
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
	2012		2011	2010
Net asset value, beginning	$1.00		$1.00	$1.00
Income from investment operations:
Net investment income	****		****	****
Distributions from:
Net investment income	*****		*****	*****
Net asset value, ending	$1.00		$1.00	$1.00

Total return*	.005%		.01%	.01%
Ratios to average net assets:A
Net investment income	.03	% (a)	.01%	.01%
Total expenses	.85	% (a)	.84%	.83%
Expenses before offsets	.21	% (a)	.30%	.55%
Net expenses	.20	% (a)	.30%	.54%
Net assets, ending (in thousands)	$141,919		$142,595	$144,575

	YEARS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
	2009		2008	2007
Net asset value, beginning	$1.00		$1.00	$1.00
Income from investment operations:
Net investment income	.011		.029	.045
Distributions from:
Net investment income	(.011)		(.029)	(.045)
Net asset value, ending	$1.00		$1.00	$1.00

Total return*	1.15%		2.90%	4.64%
Ratios to average net assets:A
Net investment income	1.13%		2.83%	4.53%
Total expenses	.84%		.79%	.82%
Expenses before offsets	.84%		.79%	.82%
Net expenses	.84%		.78%	.80%
Net assets, ending (in thousands)	$169,485		$186,311	$187,210

See notes to financial highlights.

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BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS A SHARES	2012		2011 (z)	2010 (z)
Net asset value, beginning	$26.19		$25.94	$24.02
Income from investment operations:
Net investment income	.12		.29	.27
Net realized and unrealized gain (loss)	4.19		.25	1.91
Total from investment operations	4.31		.54	2.18
Distributions from:
Net investment income	(.12)		(.26)	(.26)
Net realized gain	—		—	—
Total distributions	(.12)		(.26)	(.26)
Total increase (decrease) in net asset value	4.19		.28	1.92
Net asset value, ending	$30.38		$26.22	$25.94

Total return*	16.50%		2.06%	9.12%
Ratios to average net assets: A
Net investment income	.82	% (a)	1.04%	1.08%
Total expenses	1.24	% (a)	1.22%	1.23%
Expenses before offsets	1.24	% (a)	1.22%	1.23%
Net expenses	1.24	% (a)	1.22%	1.23%
Portfolio turnover	68%		100%	75%
Net assets, ending (in thousands)	$463,314		$406,098	$419,363

	YEARS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS A SHARES	2009		2008	2007
Net asset value, beginning	$25.03		$31.37	$29.46
Income from investment operations:
Net investment income	.40		.57	.60
Net realized and unrealized gain (loss)	(1.03)		(4.72)	1.88
Total from investment operations	(.63)		(4.15)	2.48
Distributions from:
Net investment income	(.38)		(.56)	(.57)
Net realized gain	***		(1.63)	—
Total distributions	(.38)		(2.19)	(.57)
Total increase (decrease) in net asset value	(1.01)		(6.34)	1.91
Net asset value, ending	$24.02		$25.03	$31.37

Total return*	(2.29%)		(14.13%)	8.47%
Ratios to average net assets: A
Net investment income	1.87%		2.03%	1.94%
Total expenses	1.28%		1.21%	1.20%
Expenses before offsets	1.28%		1.21%	1.20%
Net expenses	1.28%		1.20%	1.19%
Portfolio turnover	57%		77%	81%
Net assets, ending (in thousands)	$404,542		$434,069	$542,659

See notes to financial highlights.

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BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS B SHARES	2012		2011 (z)	2010 (z)
Net asset value, beginning	$25.96		$25.73	$23.83
Income from investment operations:
Net investment income (loss)	(.09)		******	.01
Net realized and unrealized gain (loss)	4.22		.26	1.90
Total from investment operations	4.13		.26	1.91
Distributions from:
Net investment income	***		—	(.01)
Net realized gain	—		—	—
Total distributions	—		—	(.01)
Total increase (decrease) in net asset value	4.13		.26	1.90
Net asset value, ending	$30.09		$25.99	$25.73

Total return*	15.92%		1.01%	8.02%
Ratios to average net assets:A
Net investment income (loss)	(.19	%) (a)	.01%	.04%
Total expenses	2.26	% (a)	2.24%	2.27%
Expenses before offsets	2.26	% (a)	2.24%	2.27%
Net expenses	2.26	% (a)	2.24%	2.27%
Portfolio turnover	68%		100%	75%
Net assets, ending (in thousands)	$9,516		$9,315	$12,127

	YEARS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS B SHARES	2009		2008	2007
Net asset value, beginning	$24.84		$31.13	$29.24
Income from investment operations:
Net investment income	.13		.28	.28
Net realized and unrealized gain (loss)	(.99)		(4.66)	1.89
Total from investment operations	(.86)		(4.38)	2.17
Distributions from:
Net investment income	(.15)		(.28)	(.28)
Net realized gain	***		(1.63)	—
Total distributions	(.15)		(1.91)	(.28)
Total increase (decrease) in net asset value	(1.01)		(6.29)	1.89
Net asset value, ending	$23.83		$24.84	$31.13

Total return*	(3.35%)		(14.93%)	7.45%
Ratios to average net assets:A
Net investment income	.82%		1.05%	.99%
Total expenses	2.36%		2.19%	2.15%
Expenses before offsets	2.36%		2.19%	2.15%
Net expenses	2.35%		2.18%	2.14%
Portfolio turnover	57%		77%	81%
Net assets, ending (in thousands)	$14,294		$17,939	$24,767

See notes to financial highlights.

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BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS C SHARES	2012		2011 (z)	2010 (z)
Net asset value, beginning	$25.72		$25.47	$23.58
Income from investment operations:
Net investment income	—		.05	.05
Net realized and unrealized gain (loss)	4.11		.26	1.88
Total from investment operations	4.11		.31	1.93
Distributions from:
Net investment income	(.01)		(.03)	(.04)
Net realized gain	—		—	—
Total distributions	(.01)		(.03)	(.04)
Total increase (decrease) in net asset value	4.10		.28	1.89
Net asset value, ending	$29.82		$25.75	$25.47

Total return*	16.00%		1.20%	8.17%
Ratios to average net assets:A
Net investment income (loss)	(.02	%) (a)	.18%	.19%
Total expenses	2.08	% (a)	2.07%	2.12%
Expenses before offsets	2.08	% (a)	2.07%	2.12%
Net expenses	2.08	% (a)	2.07%	2.12%
Portfolio turnover	68%		100%	75%
Net assets, ending (in thousands)	$28,441		$24,359	$24,269

	YEARS ENDED
	SEPTEMBER 30,		SEPTEMBER 30.	SEPTEMBER 30,
CLASS C SHARES	2009		2008	2007
Net asset value, beginning	$24.58		$30.83	$28.95
Income from investment operations:
Net investment income	.19		.32	.32
Net realized and unrealized gain (loss)	(1.01)		(4.64)	1.85
Total from investment operations	(.82)		(4.32)	2.17
Distributions from:
Net investment income	(.18)		(.30)	(.29)
Net realized gain	***		(1.63)	—
Total distributions	(.18)		(1.93)	(.29)
Total increase (decrease) in net asset value	(1.00)		(6.25)	1.88
Net asset value, ending	$23.58		$24.58	$30.83

Total return*	(3.22%)		(14.88%)	7.53%
Ratios to average net assets:A
Net investment income	.95%		1.15%	1.07%
Total expenses	2.21%		2.08%	2.07%
Expenses before offsets	2.21%		2.08%	2.07%
Net expenses	2.21%		2.08%	2.06%
Portfolio turnover	57%		77%	81%
Net assets, ending (in thousands)	$21,810		$24,631	$30,340

See notes to financial highlights.

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BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS I SHARES	2012		2011 (z)	2010 (z)
Net asset value, beginning	$26.49		$26.22	$24.25
Income from investment operations:
Net investment income	.20		.43	.42
Net realized and unrealized gain (loss)	4.24		.26	1.93
Total from investment operations	4.44		.69	2.35
Distributions from:
Net investment income	(.20)		(.39)	(.38)
Net realized gain	—		—	—
Total distributions	(.20)		(.39)	(.38)
Total increase (decrease) in net asset value	4.24		.30	1.97
Net asset value, ending	$30.73		$26.52	$26.22

Total return*	16.80%		2.57%	9.72%
Ratios to average net assets:A
Net investment income	1.34	% (a)	1.54%	1.62%
Total expenses	1.23	% (a)	1.33%	1.09%
Expenses before offsets	.72	% (a)	.72%	.72%
Net expenses	.72	% (a)	.72%	.72%
Portfolio turnover	68%		100%	75%
Net assets, ending (in thousands)	$2,181		$1,822	$1,518

	YEARS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS I SHARES	2009		2008	2007
Net asset value, beginning	$25.27		$31.64	$29.70
Income from investment operations:
Net investment income	.52		.70	.76
Net realized and unrealized gain (loss)	(1.04)		(4.75)	1.90
Total from investment operations	(.52)		(4.05)	2.66
Distributions from:
Net investment income	(.50)		(.69)	(.72)
Net realized gain	***		(1.63)	—
Total distributions	(.50)		(2.32)	(.72)
Total increase (decrease) in net asset value	(1.02)		(6.37)	1.94
Net asset value, ending	$24.25		$25.27	$31.64

Total return*	(1.76%)		(13.69%)	9.00%
Ratios to average net assets:A
Net investment income	2.42%		2.52%	2.40%
Total expenses	.89%		.80%	.77%
Expenses before offsets	.73%		.72%	.73%
Net expenses	.72%		.72%	.72%
Portfolio turnover	57%		77%	81%
Net assets, ending (in thousands)	$5,875		$5,905	$8,721

See notes to financial highlights.

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BOND PORTFOLIO
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS A SHARES	2012		2011	2010
Net asset value, beginning	$15.85		$16.01	$15.22
Income from investment operations:
Net investment income	.19		.43	.41
Net realized and unrealized gain (loss)	.15		.04	.86
Total from investment operations	.34		.47	1.27
Distributions from:
Net investment income	(.20)		(.43)	(.38)
Net realized gain	(.17)		(.16)	(.10)
Total distributions	(.37)		(.59)	(.48)
Total increase (decrease) in net asset value	(.03)		(.12)	.79
Net asset value, ending	$15.82		$15.89	$16.01

Total return*	2.18%		3.03%	8.54%
Ratios to average net assets:A
Net investment income	2.46	% (a)	2.72%	2.63%
Total expenses	1.22	% (a)	1.13%	1.14%
Expenses before offsets	1.22	% (a)	1.13%	1.14%
Net expenses	1.22	% (a)	1.13%	1.14%
Portfolio turnover	115%		203%	78%
Net assets, ending (in thousands)	$468,298		$518,052	$593,364

	YEARS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS A SHARES	2009		2008	2007
Net asset value, beginning	$15.14		$15.92	$15.83
Income from investment operations:
Net investment income	.53		.69	.69
Net realized and unrealized gain (loss)	.32		(.54)	.13
Total from investment operations	.85		.15	.82
Distributions from:
Net investment income	(.51)		(.68)	(.70)
Net realized gain	(.26)		(.25)	(.03)
Total distributions	(.77)		(.93)	(.73)
Total increase (decrease) in net asset value	.08		(.78)	.09
Net asset value, ending	$15.22		$15.14	$15.92

Total return*	6.11%		.86%	5.31%
Ratios to average net assets:A
Net investment income	3.71%		4.40%	4.41%
Total expenses	1.15%		1.10%	1.12%
Expenses before offsets	1.15%		1.10%	1.12%
Net expenses	1.14%		1.10%	1.11%
Portfolio turnover	77%		147%	190%
Net assets, ending (in thousands)	$600,995		$610,869	$453,813

See notes to financial highlights.

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BOND PORTFOLIO
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS B SHARES	2012		2011	2010
Net asset value, beginning	$15.74		$15.91	$15.12
Income from investment operations:
Net investment income	.12		.28	.25
Net realized and unrealized gain (loss)	.15		.02	.86
Total from investment operations	.27		.30	1.11
Distributions from:
Net investment income	(.13)		(.27)	(.22)
Net realized gain	(.17)		(.16)	(.10)
Total distributions	(.30)		(.43)	(.32)
Total increase (decrease) in net asset value	(.03)		(.13)	.79
Net asset value, ending	$15.71		$15.78	$15.91

Total return*	1.71%		1.91%	7.47%
Ratios to average net assets:A
Net investment income	1.50	% (a)	1.65%	1.60%
Total expenses	2.34	% (a)	2.21%	2.18%
Expenses before offsets	2.19	% (a)	2.19%	2.18%
Net expenses	2.19	% (a)	2.19%	2.18%
Portfolio turnover	115%		203%	78%
Net assets, ending (in thousands)	$4,733		$5,650	$8,854

	YEARS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS B SHARES	2009		2008	2007
Net asset value, beginning	$15.06		$15.84	$15.76
Income from investment operations:
Net investment income	.40		.54	.54
Net realized and unrealized gain (loss)	.29		(.54)	.12
Total from investment operations	.69		—	.66
Distributions from:
Net investment income	(.37)		(.53)	(.55)
Net realized gain	(.26)		(.25)	(.03)
Total distributions	(.63)		(.78)	(.58)
Total increase (decrease) in net asset value	.06		(.78)	.08
Net asset value, ending	$15.12		$15.06	$15.84

Total return*	5.00%		(.09%)	4.29%
Ratios to average net assets:A
Net investment income	2.81%		3.43%	3.43%
Total expenses	2.13%		2.07%	2.09%
Expenses before offsets	2.13%		2.07%	2.09%
Net expenses	2.11%		2.06%	2.08%
Portfolio turnover	77%		147%	190%
Net assets, ending (in thousands)	$11,878		$17,298	$14,834

See notes to financial highlights.

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BOND PORTFOLIO
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS C SHARES	2012		2011	2009
Net asset value, beginning	$15.76		$15.92	$15.13
Income from investment operations:
Net investment income	.13		.30	.29
Net realized and unrealized gain (loss)	.15		.03	.86
Total from investment operations	.28		.33	1.15
Distributions from:
Net investment income	(.14)		(.30)	(.26)
Net realized gain	(.17)		(.16)	(.10)
Total distributions	(.31)		(.46)	(.36)
Total increase (decrease) in net asset value	(.03)		(.13)	.79
Net asset value, ending	$15.73		$15.79	$15.92

Total return*	1.77%		2.14%	7.73%
Ratios to average net assets:A
Net investment income	1.66	% (a)	1.92%	1.85%
Total expenses	2.01	% (a)	1.93%	1.91%
Expenses before offsets	2.01	% (a)	1.93%	1.91%
Net expenses	2.01	% (a)	1.93%	1.91%
Portfolio turnover	115%		203%	78%
Net assets, ending (in thousands)	$46,702		$47,231	$54,288

	YEARS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS C SHARES	2008		2008	2007
Net asset value, beginning	$15.06		$15.83	$15.75
Income from investment operations:
Net investment income	.42		.56	.56
Net realized and unrealized gain (loss)	.31		(.53)	.12
Total from investment operations	.73		.03	.68
Distributions from:
Net investment income	(.40)		(.55)	(.57)
Net realized gain	(.26)		(.25)	(.03)
Total distributions	(.66)		(.80)	(.60)
Total increase (decrease) in net asset value	.07		(.77)	.08
Net asset value, ending	$15.13		$15.06	$15.83

Total return*	5.22%		.11%	4.41%
Ratios to average net assets:A
Net investment income	2.93%		3.60%	3.61%
Total expenses	1.94%		1.90%	1.92%
Expenses before offsets	1.94%		1.90%	1.92%
Net expenses	1.92%		1.89%	1.91%
Portfolio turnover	77%		147%	190%
Net assets, ending (in thousands)	$56,578		$52,869	$36,202

See notes to financial highlights.

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BOND PORTFOLIO
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS I SHARES	2012		2011	2010
Net asset value, beginning	$15.85		$16.03	$15.23
Income from investment operations:
Net investment income	.24		.52	.50
Net realized and unrealized gain (loss)	.17		.03	.88
Total from investment operations	.41		.55	1.38
Distributions from:
Net investment income	(.25)		(.52)	(.48)
Net realized gain	(.17)		(.16)	(.10)
Total distributions	(.42)		(.68)	(.58)
Total increase (decrease) in net asset value	(.01)		(.13)	.80
Net asset value, ending	$15.84		$15.90	$16.03

Total return*	2.63%		3.58%	9.26%
Ratios to average net assets:A
Net investment income	3.07	% (a)	3.35%	3.24%
Total expenses	.60	% (a)	.52%	.52%
Expenses before offsets	.60	% (a)	.52%	.52%
Net expenses	.60	% (a)	.52%	.52%
Portfolio turnover	115%		203%	78%
Net assets, ending (in thousands)	$207,846		$225,482	$213,621

	YEARS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS I SHARES	2009		2008	2007
Net asset value, beginning	$15.16		$15.94	$15.85
Income from investment operations:
Net investment income	.63		.78	.78
Net realized and unrealized gain (loss)	.31		(.54)	.13
Total from investment operations	.94		.24	.91
Distributions from:
Net investment income	(.61)		(.77)	(.79)
Net realized gain	(.26)		(.25)	(.03)
Total distributions	(.87)		(1.02)	(.82)
Total increase (decrease) in net asset value	.07		(.78)	.09
Net asset value, ending	$15.23		$15.16	$15.94

Total return*	6.74%		1.45%	5.89%
Ratios to average net assets:A
Net investment income	4.35%		4.98%	4.99%
Total expenses	.54%		.52%	.53%
Expenses before offsets	.54%		.52%	.53%
Net expenses	.52%		.51%	.52%
Portfolio turnover	77%		147%	190%
Net assets, ending (in thousands)	$187,496		$208,076	$152,871

See notes to financial highlights.

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BOND PORTFOLIO
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,
CLASS Y SHARES	2012		2011
Net asset value, beginning	$15.93		$16.08
Income from investment operations:
Net investment income	.22		.48
Net realized and unrealized gain (loss)	.16		.03
Total from investment operations	.38		.51
Distributions from:
Net investment income	(.23)		(.46)
Net realized gain	(.17)		(.16)
Total distributions	(.40)		(.62)
Total increase (decrease) in net asset value	(.02)		(.11)
Net asset value, ending	$15.91		$15.97

Total return*	2.39%		3.30%
Ratios to average net assets:A
Net investment income	2.77	% (a)	3.05%
Total expenses	.91	% (a)	.83%
Expenses before offsets	.91	% (a)	.83%
Net expenses	.91	% (a)	.83%
Portfolio turnover	115%		203%
Net assets, ending (in thousands)	$28,799		$27,044

	YEARS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,
CLASS Y SHARES	2011		2010
Net asset value, beginning	$16.08		$15.25
Income from investment operations:
Net investment income	.48		.41
Net realized and unrealized gain (loss)	.03		.91
Total from investment operations	.51		1.32
Distributions from:
Net investment income	(.46)		(.39)
Net realized gain	(.16)		(.10)
Total distributions	(.62)		(.49)
Total increase (decrease) in net asset value	(.11)		.83
Net asset value, ending	$15.97		$16.08

Total return*	3.30%		8.83%
Ratios to average net assets:A
Net investment income	3.05%		2.71%
Total expenses	.83%		1.00%
Expenses before offsets	.83%		.92%
Net expenses	.83	%.	92%
Portfolio turnover	203%		78%
Net assets, ending (in thousands)	$27,044		$14,336

See notes to financial highlights.

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EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS A SHARES	2012		2011 (z)	2010 (z)
Net asset value, beginning	$32.91		$32.56	$29.25
Income from investment operations:
Net investment income (loss)	(.02)		(.09)	(.04)
Net realized and unrealized gain (loss)	7.32		.44	3.39
Total from investment operations	7.30		.35	3.35
Distributions from:
Net investment income	—		—	(.04)
Net realized gain	(1.70)		—	—
Total distributions	(1.70)		—	(.04)
Total increase (decrease) in net asset value	5.60		.35	3.31
Net asset value, ending	$38.51		$32.91	$32.56

Total return*	22.84%		1.07%	11.44%
Ratios to average net assets:A
Net investment income (loss)	(.12	%) (a)	(.25%)	(.13%)
Total expenses	1.22	% (a)	1.20%	1.22%
Expenses before offsets	1.22	% (a)	1.20%	1.22%
Net expenses	1.22	% (a)	1.20%	1.22%
Portfolio turnover	23%		41%	39%
Net assets, ending (in thousands)	$1,568,451		$1,297,315	$980,605

	YEARS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS A SHARES	2009	(z)	2008	2007
Net asset value, beginning	$32.92		$41.06	$37.15
Income from investment operations:
Net investment income (loss)	.06		(.02)	**
Net realized and unrealized gain (loss)	(1.81)		(5.69)	5.50
Total from investment operations	(1.75)		(5.71)	5.50
Distributions from:
Net realized gain	(1.92)		(2.43)	(1.59)
Total distributions	(1.92)		(2.43)	(1.59)
Total increase (decrease) in net asset value	(3.67)		(8.14)	3.91
Net asset value, ending	$29.25		$32.92	$41.06

Total return*	(3.46%)		(14.85%)	15.23%
Ratios to average net assets:A
Net investment income (loss)	.23%		(.05%)	(.01%)
Total expenses	1.28%		1.21%	1.21%
Expenses before offsets	1.28%		1.21%	1.21%
Net expenses	1.28%		1.20%	1.21%
Portfolio turnover	38%		51%	35%
Net assets, ending (in thousands)	$837,205		$834,312	$1,000,992

See notes to financial highlights.

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EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS B SHARES	2012		2011 (z)	2010 (z)
Net asset value, beginning	$28.40		$28.34	$25.67
Income from investment operations:
Net investment income (loss)	(.17)		(.36)	(.28)
Net realized and unrealized gain (loss)	6.28		.42	2.95
Total from investment operations	6.11		.06	2.67
Distributions from:
Net realized gain	(1.70)		—	—
Total distributions	(1.70)		—	—
Total increase (decrease) in net asset value	4.41		.06	2.67
Net asset value, ending	$32.81		$28.40	$28.34

Total return*	22.26%		.21%	10.40%
Ratios to average net assets:A
Net investment income (loss)	(1.03	%) (a)	(1.14%)	(1.03%)
Total expenses	2.12	% (a)	2.08%	2.13%
Expenses before offsets	2.12	% (a)	2.08%	2.13%
Net expenses	2.12	% (a)	2.08%	2.13%
Portfolio turnover	23%		41%	39%
Net assets, ending (in thousands)	$36,076		$35,852	$35,761

	YEARS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS B SHARES	2009	(z)	2008	2007
Net asset value, beginning	$29.46		$37.29	$34.15
Income from investment operations:
Net investment income (loss)	(.15)		(.33)	(.33)
Net realized and unrealized gain (loss)	(1.72)		(5.07)	5.06
Total from investment operations	(1.87)		(5.40)	4.73
Distributions from:
Net realized gain	(1.92)		(2.43)	(1.59)
Total distributions	(1.92)		(2.43)	(1.59)
Total increase (decrease) in net asset value	(3.79)		(7.83)	3.14
Net asset value, ending	$25.67		$29.46	$37.29

Total return*	(4.34%)		(15.56%)	14.28%
Ratios to average net assets:A
Net investment income (loss)	(.69%)		(.89%)	(.84%)
Total expenses	2.22%		2.05%	2.04%
Expenses before offsets	2.22%		2.05%	2.04%
Net expenses	2.22%		2.05%	2.04%
Portfolio turnover	38%		51%	35%
Net assets, ending (in thousands)	$45,648		$59,438	$87,476

See notes to financial highlights.

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EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS C SHARES	2012		2011 (z)	2010 (z)
Net asset value, beginning	$26.24		$26.15	$23.65
Income from investment operations:.
Net investment income (loss)	(.12)		(.29)	(.23)
Net realized and unrealized gain (loss)	5.78		.38	2.73
Total from investment operations	5.66		.09	2.50
Distributions from:
Net realized gain	(1.70)		—	—
Total distributions	(1.70)		—	—
Total increase (decrease) in net asset value	3.96		.09	2.50
Net asset value, ending	$30.20		$26.24	$26.15

Total return*	22.38%		.34%	10.57%
Ratios to average net assets:A
Net investment income (loss)	(.86	%) (a)	(1.01%)	(.92%)
Total expenses	1.96	% (a)	1.95%	2.01%
Expenses before offsets	1.96	% (a)	1.95%	2.01%
Net expenses	1.96	% (a)	1.95%	2.01%
Portfolio turnover	23%		41%	39%
Net assets, ending (in thousands)	$156,114		$132,658	$97,961

	YEARS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS C SHARES	2009	(z)	2008	2007
Net asset value, beginning	$27.32		$34.73	$31.89
Income from investment operations:.
Net investment income (loss)	(.11)		(.25)	(.25)
Net realized and unrealized gain (loss)	(1.64)		(4.73)	4.68
Total from investment operations	(1.75)		(4.98)	4.43
Distributions from:
Net realized gain	(1.92)		(2.43)	(1.59)
Total distributions	(1.92)		(2.43)	(1.59)
Total increase (decrease) in net asset value	(3.67)		(7.41)	2.84
Net asset value, ending	$23.65		$27.32	$34.73

Total return*	(4.23%)		(15.49%)	14.35%
Ratios to average net assets:A
Net investment income (loss)	(.57%)		(.81%)	(.76%)
Total expenses	2.09%		1.97%	1.96%
Expenses before offsets	2.09%		1.97%	1.96%
Net expenses	2.08%		1.96%	1.96%
Portfolio turnover	38%		51%	35%
Net assets, ending (in thousands)	$87,512		$97,327	$119,917

See notes to financial highlights.

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EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS I SHARES	2012		2011 (z)	2010 (z)
Net asset value, beginning	$35.22		$34.66	$31.04
Income from investment operations:
Net investment income	.08		.10	.14
Net realized and unrealized gain (loss)	7.87		.46	3.59
Total from investment operations	7.95		.56	3.73
Distributions from:
Net investment income	—		—	(.11)
Net realized gain	(1.70)		—	—
Total distributions	(1.70)		—	(.11)
Total increase (decrease) in net asset value	6.25		.56	3.62
Net asset value, ending	$41.47		$35.22	$34.66

Total return*	23.20%		1.62%	12.04%
Ratios to average net assets:A
Net investment income	.43	% (a)	.28%	.42%
Total expenses	.67	% (a)	.67%	.68%
Expenses before offsets	.67	% (a)	.67%	.68%
Net expenses	.67	% (a)	.67%	.68%
Portfolio turnover	23%		41%	39%
Net assets, ending (in thousands)	$629,454		$535,829	$198,553

	YEARS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS I SHARES	2009	(z)	2008	2007
Net asset value, beginning	$34.58		$42.79	$38.44
Income from investment operations:
Net investment income	.21		.20	.21
Net realized and unrealized gain (loss)	(1.83)		(5.98)	5.73
Total from investment operations	(1.62)		(5.78)	5.94
Distributions from:
Net realized gain	(1.92)		(2.43)	(1.59)
Total distributions	(1.92)		(2.43)	(1.59)
Total increase (decrease) in net asset value	(3.54)		(8.21)	4.35
Net asset value, ending	$31.04		$34.58	$42.79

Total return*	(2.88%)		(14.39%)	15.88%
Ratios to average net assets:A
Net investment income	.79%		.49%	.53%
Total expenses	.70%		.67%	.67%
Expenses before offsets	.70%		.67%	.67%
Net expenses	.70%		.67%	.66%
Portfolio turnover	38%		51%	35%
Net assets, ending (in thousands)	$156,430		$118,423	$170,767

See notes to financial highlights.

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EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,
CLASS Y SHARES	2012		2011	(z)
Net asset value, beginning	$33.25		$32.78
Income from investment operations:
Net investment income	.04		.04
Net realized and unrealized gain	7.42		.43
Total from investment operations	7.46		.47
Distributions from:
Net investment income	—		—
Net realized gain	(1.70)		—
Total distributions	(1.70)		—
Total increase (decrease) in net asset value	5.76		.47
Net asset value, ending	$39.01		$33.25

Total return*	23.10%		1.43%
Ratios to average net assets:A
Net investment income	.28	% (a)	.10%
Total expenses	.83	% (a)	.84%
Expenses before offsets	.83	% (a)	.84%
Net expenses	.83	% (a)	.84%
Portfolio turnover	23%		41%
Net assets, ending (in thousands)	$96,390		$66,377

	PERIODS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,
CLASS Y SHARES	2010	(z)	2009	# (z)
Net asset value, beginning	$29.35		$27.35
Income from investment operations:
Net investment income	.02		.08
Net realized and unrealized gain	3.42		3.84
Total from investment operations	3.44		3.92
Distributions from:
Net investment income	(.01)		—
Net realized gain	—		(1.92)
Total distributions	(.01)		(1.92)
Total increase (decrease) in net asset value	3.43		2.00
Net asset value, ending	$32.78		$29.35

Total return*	11.73%		16.59%
Ratios to average net assets:A
Net investment income	.08%		.34	% (a)
Total expenses	1.14%		11.72	% (a)
Expenses before offsets	.96%		.96	% (a)
Net expenses	.96%		.96	% (a)
Portfolio turnover	39%		35%
Net assets, ending (in thousands)	$11,811		$483

See notes to financial highlights.

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ENHANCED EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS A SHARES	2012	(z)	2011 (z)	2010 (z)
Net asset value, beginning	$15.16		$15.02	$13.62
Income from investment operations:
Net investment income	.09		.11	.07
Net realized and unrealized gain (loss)	3.27		.11	1.44
Total from investment operations	3.36		.22	1.51
Distributions from:
Net investment income	(.13)		(.08)	(.11)
Total distributions	(.13)		(.08)	(.11)
Total increase (decrease) in net asset value	3.23		.14	1.40
Net asset value, ending	$18.39		$15.16	$15.02

Total return*	22.25%		1.43%	11.10%
Ratios to average net assets:A
Net investment income	1.07	% (a)	.68%	.47%
Total expenses	1.54	% (a)	1.44%	1.48%
Expenses before offsets	1.34	% (a)	1.34%	1.38%
Net expenses	1.34	% (a)	1.34%	1.38%
Portfolio turnover	4%		111%	109%
Net assets, ending (in thousands)	$43,319		$32,184	$34,563

	YEARS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS A SHARES	2009	(z)	2008 (z)	2007 (z)
Net asset value, beginning	$14.93		$20.49	$19.75
Income from investment operations:
Net investment income	.12		.15	.13
Net realized and unrealized gain (loss)	(1.25)		(4.52)	1.53
Total from investment operations	(1.13)		(4.37)	1.66
Distributions from:
Net investment income	(.18)		(.11)	(.09)
Net realized gain	—		(1.08)	(.83)
Total distributions	(.18)		(1.19)	(.92)
Total increase (decrease) in net asset value	(1.31)		(5.56)	.74
Net asset value, ending	$13.62		$14.93	$20.49

Total return*	(7.22%)		(22.57%)	8.58%
Ratios to average net assets:A
Net investment income	1.10%		.84%	.66%
Total expenses	1.54%		1.36%	1.33%
Expenses before offsets	1.44%		1.26%	1.23%
Net expenses	1.43%		1.24%	1.20%
Portfolio turnover	111%		46%	56%
Net assets, ending (in thousands)	$33,040		$45,345	$65,209

See notes to financial highlights.

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ENHANCED EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS B SHARES	2012	(z)	2011 (z)	2010 (z)
Net asset value, beginning	$13.57		$13.57	$12.36
Income from investment operations:
Net investment income (loss)	(.02)		(.10)	(.11)
Net realized and unrealized gain (loss)	2.94		.10	1.32
Total from investment operations	2.92		—	1.21
Total increase (decrease) in net asset value	2.92		—	1.21
Net asset value, ending	$16.49		$13.57	$13.57

Total return*	21.52%		.00%	9.79%
Ratios to average net assets:A
Net investment income (loss)	(.22	%) (a)	(.65%)	(.82%)
Total expenses	3.00	% (a)	2.80%	2.78%
Expenses before offsets	2.67	% (a)	2.67%	2.67%
Net expenses	2.67	% (a)	2.67%	2.67%
Portfolio turnover	4%		111%	109%
Net assets, ending (in thousands)	$1,788		$1,704	$2,329

	YEARS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS B SHARES	2009	(z)	2008 (z)	2007 (z)
Net asset value, beginning	$13.51		$18.72	$18.20
Income from investment operations:
Net investment income (loss)	(.03)		(.04)	(.06)
Net realized and unrealized gain (loss)	(1.12)		(4.09)	1.41
Total from investment operations	(1.15)		(4.13)	1.35
Distributions from:
Net realized gain	—		(1.08)	(.83)
Total distributions	—		(1.08)	(.83)
Total increase (decrease) in net asset value	(1.15)		(5.21)	.52
Net asset value, ending	$12.36		$13.51	$18.72

Total return*	(8.51%)		(23.36%)	7.55%
Ratios to average net assets:A
Net investment income (loss)	(.26%)		(.23%)	(.30%)
Total expenses	2.97%		2.41%	2.29%
Expenses before offsets	2.83%		2.31%	2.19%
Net expenses	2.83%		2.30%	2.16%
Portfolio turnover	111%		46%	56%
Net assets, ending (in thousands)	$2,768		$4,003	$7,257

See notes to financial highlights.

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ENHANCED EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS C SHARES	2012	(z)	2011 (z)	2010 (z)
Net asset value, beginning	$13.82		$13.75	$12.48
Income from investment operations:
Net investment income (loss)	.02		(.03)	(.06)
Net realized and unrealized gain (loss)	2.97		.10	1.33
Total from investment operations	2.99		.07	1.27
Total increase (decrease) in net asset value	2.99		.07	1.27
Net asset value, ending	$16.81		$13.82	$13.75

Total return*	21.64%		.51%	10.18%
Ratios to average net assets:A
Net investment income (loss)	.20	% (a)	(.22%)	(.46%)
Total expenses	2.40	% (a)	2.33%	2.42%
Expenses before offsets	2.20	% (a)	2.23%	2.32%
Net expenses	2.20	% (a)	2.23%	2.32%
Portfolio turnover	4%		111%	109%
Net assets, ending (in thousands)	$7,348		$5,962	$6,297

	YEARS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS C SHARES	2009	(z)	2008 (z)	2007 (z)
Net asset value, beginning	$13.61		$18.82	$18.27
Income from investment operations:
Net investment income (loss)	.01		—	(.04)
Net realized and unrealized gain (loss)	(1.12)		(4.13)	1.42
Total from investment operations	(1.11)		(4.13)	1.38
Distributions from:
Net realized gain	(.02)		(1.08)	(.83)
Total distributions	(.02)		(1.08)	(.83)
Total increase (decrease) in net asset value	(1.13)		(5.21)	.55
Net asset value, ending	$12.48		$13.61	$18.82

Total return*	(8.09%)		(23.23%)	7.69%
Ratios to average net assets:A
Net investment income (loss)	.12%		(.03%)	(.20%)
Total expenses	2.52%		2.22%	2.19%
Expenses before offsets	2.41%		2.12%	2.09%
Net expenses	2.41%		2.10%	2.06%
Portfolio turnover	111%		46%	56%
Net assets, ending (in thousands)	$5,767		$6,631	$10,089

See notes to financial highlights.

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ENHANCED EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS I SHARES	2012	(z)	2011 (z)	2010 (z)
Net asset value, beginning	$15.45		$15.29	$13.83
Income from investment operations:
Net investment income	.14		.21	.15
Net realized and unrealized gain (loss)	3.31		.11	1.47
Total from investment operations	3.45		.32	1.62
Distributions from:
Net investment income	(.22)		(.16)	(.16)
Total distributions	(.22)		(.16)	(.16)
Total increase (decrease) in net asset value	3.23		.16	1.46
Net asset value, ending	$18.68		$15.45	$15.29

Total return*	22.52%		2.02%	11.77%
Ratios to average net assets:A
Net investment income	1.62	% (a)	1.22%	1.04%
Total expenses	.99	% (a)	.89%	.91%
Expenses before offsets	.79	% (a)	.79%	.81%
Net expenses	.79	% (a)	.79%	.81%
Portfolio turnover	4%		111%	109%
Net assets, ending (in thousands)	$39,704		$31,035	$30,524

	YEARS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS I SHARES	2009	(z)	2008 (z)	2007 (z)
Net asset value, beginning	$15.13		$20.67	$19.83
Income from investment operations:
Net investment income	.20		.24	.22
Net realized and unrealized gain (loss)	(1.27)		(4.56)	1.55
Total from investment operations	(1.07)		(4.32)	1.77
Distributions from:
Net investment income	(.23)		(.14)	(.10)
Net realized gain	—		(1.08)	(.83)
Total distributions	(.23)		(1.22)	(.93)
Total increase (decrease) in net asset value	(1.30)		(5.54)	.84
Net asset value, ending	$13.83		$15.13	$20.67

Total return*	(6.64%)		(22.13%)	9.09%
Ratios to average net assets:A
Net investment income	1.70%		1.36%	1.09%
Total expenses	.95%		.85%	.88%
Expenses before offsets	.81%		.75%	.78%
Net expenses	.81%		.74%	.76%
Portfolio turnover	111%		46%	56%
Net assets, ending (in thousands)	$25,174		$23,364	$24,663

See notes to financial highlights.

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A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

** Amount was less than (.01) per share.

*** Distribution was less than .01 per share.

**** Amount was less than .001 per share.

***** Distribution was less than .001 per share.

****** Amount was less than .01 per share.

# From October 31, 2008 inception.

(a) Annualized.

(z) Per share figures are calculated using the Average Shares Method.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

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STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio.

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PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACTS

Money Market Portfolio, Bond Portfolio, and Enhanced Equity Portfolio:

At meetings held on December 6, 2011 and, in the case of the Bond Portfolio, December 29, 2011, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between the Fund and the Advisor with respect to each Portfolio.

In evaluating the Investment Advisory Agreement with respect to the Portfolios, the Board considered, on a Portfolio-by-Portfolio basis, a variety of information relating to the Portfolios and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Portfolios by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Portfolios, and a separate report prepared by an independent third party, which provided a statistical analysis comparing each Portfolio’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement with respect to each Portfolio. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with respect to each Portfolio with management and also met in private sessions with their counsel at which

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no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement with respect to the Portfolios, the Board considered, on a Portfolio-by-Portfolio basis, the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing each Portfolio’s advisory fee; comparative performance, fee and expense information for each Portfolio; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with each Portfolio; the effect of each Portfolio’s growth and size on the Portfolio’s performance and expenses; the affiliated distributor’s process for monitoring sales load breakpoints, if applicable; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided to the Portfolios by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with management through Board of Trustees’ meetings, discussions and other reports. The Board considered the Advisor’s management style and its performance in employing its investment strategies for each Portfolio, as applicable, as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for each Portfolio, were also considered. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board also took into account the environmental, social, sustainability and governance research and analysis provided by the Advisor to the Portfolios. The Board also took into consideration issues with respect to certain of the portfolio holdings held by the Bond Portfolio and the Advisor’s actions in regard to those portfolio holdings, as well as the Advisor’s plans with respect to certain valuation matters. The Board concluded that it was satisfied with the nature, extent and quality of services provided to each Portfolio by the Advisor under the Investment Advisory Agreement.

In considering each Portfolio’s performance, the Board noted that it reviewed on a quarterly basis detailed information about each Portfolio’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement with respect to each Portfolio, including, among other informa-

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tion, a comparison of each Portfolio’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This data, and the conclusions of the Board with respect to that data, included the following:

Money Market Portfolio. For the three- and five-year periods ended June 30, 2011, the Portfolio performed above the median of its peer group and for the one-year period ended June 30, 2011, the Portfolio performed below the median of its peer group. The Portfolio performed below its Lipper index for the one-year period ended June 30, 2011, outperformed its Lipper index for the three-year period ended June 30, 2011, and performed at its Lipper index for the five-year period ended June 30, 2011. The Board took into account management’s discussion of the Portfolio’s performance, including the impact expense reimbursements had on the relative performance of the funds in the Portfolio’s peer group. Based upon its review of various factors, the Board concluded that the Portfolio’s performance was satisfactory.

Bond Portfolio. For the one-, three- and five-year periods ended June 30, 2011, the Portfolio performed below the median of its peer group. The Portfolio underperformed its Lipper index for the one-, three- and five-year periods ended June 30, 2011. The Board also took into account management’s discussion of the Portfolio’s performance and its continued monitoring of the Portfolio’s performance. The Board also noted that the Advisor had changed the composition of the portfolio management team in September 2011 and took into account management’s plans with respect to the positioning of the Portfolio. Based upon its review, the Board concluded that appropriate action was being taken with respect to the Portfolio’s performance.

Enhanced Equity Portfolio. For the three-year period ended June 30, 2011, the Portfolio performed above the median of its peer group, and the Portfolio performed below the median of its peer group for the one- and five-year periods ended June 30, 2011. The Portfolio outperformed its Lipper index for the three-year period ended June 30, 2011 and underperformed its Lipper index for the one- and five-year periods ended June 30, 2011. The Board noted management’s discussion of the Portfolio’s performance since the Advisor assumed day-to-day management of the Portfolio in September 2009 as well as the Portfolio’s recent underperformance. Based upon its review, the Board concluded that the Portfolio’s overall performance was satisfactory.

In considering the Portfolios’ fees and expenses, the Board compared each Portfolio’s fees and total expense ratio with various comparative data for the funds in its peer group. This data, and the conclusions of the Board with respect to that data, included the following:

Money Market Portfolio. The Portfolio’s advisory fee was below the median of its peer group and the Portfolio’s total expenses were above the median of its peer group The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer group. The Board took into account the Advisor’s current undertaking to maintain expense limitations for the Portfolio. The Board also noted management’s discussion of the Portfolio’s expenses and certain factors that affected the level of such expenses, including the cost of providing the environmental, social, sustainability and governance research and analysis provided by the Advisor. Based upon its review, the

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Board determined that the advisory fee was reasonable in view of the high quality of services received by the Portfolio from the Advisor and the other factors considered.

Bond Portfolio. The Portfolio’s advisory fee (after taking into account waivers and/or reimbursements) was below the median of its peer group and total expenses (net of waivers and/or reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer group. The Board took into account the Advisor’s current undertaking to maintain expense limitations for some classes. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board noted management’s discussion of the Portfolio’s expenses and certain factors that affected the level of such expenses, including the cost of providing the environmental, social, sustainability and governance research and analysis provided by the Advisor. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services received by the Portfolio from the Advisor and the other factors considered.

Enhanced Equity Portfolio. The Portfolio’s advisory fee and total expenses were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer group. The Board also noted the Advisor’s current undertaking to maintain expense limitations for the Portfolio’s Class I shares, as well as the Advisor’s voluntary waiver of a portion of its advisory fee (for all classes) of the Portfolio. The Board also noted management’s discussion of the Portfolio’s expenses and certain factors that affected the level of such expenses, including the cost of providing the environmental, social, sustainability and governance research and analysis provided by the Advisor. Based upon its review, the Board determined that the advisory fee was reasonable in view of the high quality of services received by the Portfolio from the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a Portfolio-by-Portfolio basis. In reviewing the overall profitability of each advisory fee to the Portfolios’ Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing, administrative and distribution services to each Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with each Portfolio in terms of the total amount of annual advisory fees it received with respect to that Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board noted that the Advisor had reimbursed expenses of the Money Market and Bond Portfolios. With respect to the Bond Portfolio, the Trustees also noted the Advisor’s current undertaking to maintain expense limitations for some classes. With respect to the Enhanced Equity Portfolio, the Board also noted the Advisor’s current undertaking to maintain expense limitations for the Fund’s Class I shares and the Advisor’s voluntary waiver of a portion of its advisory fee (for all classes). The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with each Portfolio. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their rela-

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tionship with each Portfolio was reasonable.

The Board considered the effect of each Portfolio’s current size and its potential growth on its performance and fees. The Board took into account that the Bond Portfolio’s and Enhanced Equity Portfolio’s advisory fee schedule contained breakpoints that would reduce the advisory fee rate on assets above certain specified assets levels as the Portfolio’s assets increased. The Board noted that neither the Bond Portfolio nor the Enhanced Equity Portfolio had yet reached the specified asset level at which a breakpoint to its advisory fee would be triggered. With respect to the Money Market Portfolio, the Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time given the Portfolio’s current size. With respect to all of the Portfolios, the Board also noted that if a Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement with respect to each Portfolio, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its determinations were made separately with respect to each Portfolio.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement with respect to each Portfolio, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) with respect to the Money Market Portfolio and Enhanced Equity Portfolio, the performance of each Portfolio was satisfactory relative to the performance of funds with similar investment objectives and to relevant indices, and with respect to the Bond Portfolio, appropriate action is being taken with respect to the performance of the Portfolio; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) each Portfolio’s advisory fee is reasonable in relation to those of similar funds and to the services to be provided by the Advisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the best interests of each Portfolio and its shareholders.

Balanced Portfolio and Equity Portfolio:

At meetings held on December 6, 2011 and, in the case of the Balanced Portfolio, December 29, 2011, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved with respect to each Portfolio the continuance of the Investment Advisory Agreement between the Fund and the Advisor and the respective Investment Subadvisory Agreement(s) between the Advisor and the respective Subadvisor(s).

In evaluating the Investment Advisory Agreement with respect to the Portfolios, the Board considered, on a Portfolio-by-Portfolio basis, a variety of information relating to the Portfolios and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Portfolios by the Advisor and its

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affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Portfolios, and a separate report prepared by an independent third party, which provided a statistical analysis comparing each Portfolio’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreements. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement and the Investment Subadvisory Agreements with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement with respect to the Portfolios, the Board considered, on a Portfolio-by-Portfolio basis, the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing each Portfolio’s advisory fee; comparative performance, fee and expense information for each Portfolio; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of each Portfolio’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with each Portfolio; the effect of each Portfolio’s growth and size on the Portfolio’s performance and expenses; the affiliated distributor’s process for monitoring sales load breakpoints; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided to the Portfolios by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with the Advisor’s management through Board of Trustees’ meetings, discussions and other reports. With respect to the Balanced Portfolio, the Board considered the Advisor’s management style and its performance in employing its investment strategies for the fixed-income portion of the Portfolio, as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for each Portfolio, were also considered. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board also took into account the environmental, social, sustainability and governance research and analysis provided by the Advisor to the Portfolios. The Board discussed the Advisor’s effectiveness in monitoring the performance of each Portfolio’s Subadvisor(s) and its timeliness in respond-

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ing to performance issues. The Board also took into consideration issues with respect to certain of the portfolio holdings held by the Balanced Portfolio and the Advisor’s actions in regard to those portfolio holdings, as well as the Advisor’s plans with respect to certain valuation matters. The Board concluded that it was satisfied with the nature, extent and quality of services provided to each Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolios’ performance, the Board noted that it reviewed on a quarterly basis detailed information about each Portfolio’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement with respect to each Portfolio, including, among other information, a comparison of each Portfolio’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This data, and the conclusions of the Board with respect to that data, included the following:

Balanced Portfolio. For the one-, three- and five-year periods ended June 30, 2011, the Portfolio performed below the median of its peer group. The Portfolio underper-formed its Lipper index for the one-, three- and five-year periods ended June 30, 2011. The Board took into account management’s discussion of the Portfolio’s performance and its continued monitoring of the Portfolio’s performance. The Board also noted that the Advisor had changed the composition of the portfolio management team that managed the fixed income portion of the Portfolio in September 2011 and took into account management’s plans with respect to the positioning of the fixed income portion of the Portfolio. Based upon its review, the Board concluded that appropriate action was being taken with respect to the Portfolio’s performance.

Equity Portfolio. For the one-, three- and five-year periods ended June 30, 2011, the Portfolio performed above the median of its peer group. The Portfolio outperformed its Lipper Index for the same one-, three- and five-year periods. Based upon its review, the Board concluded that the Portfolio’s performance was satisfactory.

In considering the Portfolios’ fees and expenses, the Board compared each Portfolio’s fees and total expense ratio with various comparative data for the funds in its peer group. This data and the conclusions of the Board with respect to that data, included the following:

Balanced Portfolio. The Portfolio’s advisory fee was below the median of its peer group and total expenses were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer group. The Board took into account the Advisor’s current undertaking to maintain expense limitations for the Portfolio’s Class I shares. The Board also noted the Advisor’s current undertaking to voluntarily waive a portion of its advisory fee (for all classes) above a certain asset level. The Board also noted management’s discussion of the Portfolio’s expenses and certain factors that affected the level of such expenses, including the cost of providing the environmental, social, sustainability and governance research and analysis provided by the Advisor. Based upon its review, the Board determined that the advisory fee was rea-

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sonable in view of the quality of services received by the Portfolio from the Advisor and the other factors considered.

Equity Portfolio. The Portfolio’s advisory fee and total expenses were below the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Portfolio’s Class Y shares. The Board also noted management’s discussion of the Portfolio’s expenses and certain factors that affected the level of such expenses, including the cost of providing the environmental, social, sustainability and governance research and analysis provided by the Advisor. Based upon its review, the Board determined that the advisory fee was reasonable in view of the high quality of services received by the Portfolio from the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a Portfolio-by-Portfolio basis. In reviewing the overall profitability of each advisory fee to the Portfolios’ Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing, administrative and distribution services to each Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with each Portfolio in terms of the total amount of annual advisory fees it received with respect to that Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. With respect to the Balanced Portfolio, the Board noted that the Advisor had reimbursed expenses of the Portfolio. With respect to the Balanced Portfolio, the Board also noted the Advisor’s current undertaking to maintain expense limitations for the Portfolio’s Class I shares and the Advisor’s current undertaking to voluntarily waive a portion of its advisory fee (for all classes). With respect to Equity Portfolio, the Board noted the Advisor’s current undertaking to maintain expense limitations for the Portfolio’s Class Y shares. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with each Portfolio. The Board also noted that the Advisor paid the Subadvisors’ subadvisory fees out of the advisory fees it received from the Portfolios. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with each Portfolio was reasonable.

The Board considered the effect of each Portfolio’s current size and its potential growth on its performance and fees. The Board took into account that each Portfolio’s advisory fee schedule contained breakpoints that would reduce the advisory fee rate on assets above specified asset levels as the Portfolio’s assets increased. With respect to both of the Portfolios, the Board also noted that if a Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement with respect to each Portfolio, the Board, including the disinterested Trustees, did not identify any single factor as control-

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ling, and each Trustee may have attributed different weight to various factors. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its determinations were made separately with respect to each Portfolio.

In evaluating the Investment Subadvisory Agreement(s) with respect to each Portfolio, the disinterested Trustees reviewed information provided by each Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, each Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Advisor and each Subadvisor based on a number of factors relating to the Subadvisor’s ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated on a Portfolio-by-Portfolio basis, among other factors: the nature, extent and the quality of the services to be provided by each Subadvisor; each Subadvisor’s management style and long-term performance record; the performance record of the Portfolio that each Subadvisor subadvised and each Subadvisor’s performance in employing its investment strategies; each Subadvisor’s current level of staffing and its overall resources; the qualifications and experience of each Subadvisor’s personnel; each Subadvisor’s financial condition with respect to its ability to perform the services required under the respective Investment Subadvisory Agreement(s); each Subadvisor’s risk management processes; each Subadvisor’s compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to each Portfolio under its respective Investment Subadvisory Agreement(s).

As noted above, the Board considered each Portfolio’s performance during the one-, three-and five-year periods ended June 30, 2011 as compared to that Portfolio’s peer group and noted that it reviewed on a quarterly basis detailed information about each Portfolio’s performance results, portfolio composition and investment strategies. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of each Subadvisor.

In considering the cost of services to be provided by each Subadvisor and the profitability to each Subadvisor of its relationship with the respective Portfolio, the Board noted that the subadvisory fees under the Investment Subadvisory Agreements were paid by the Advisor out of the advisory fees that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreements and the corresponding subadvisory fees at arm’s length. In addition, the Board took into account the fees the Portfolios’ Subadvisors charged to their other clients and considered these fee comparisons in light of the differences in managing these other accounts. Based upon its review, the Board determined that the subadvisory fees were reasonable. Because the Advisor pays the respective Subadvisor’s subadvisory fee and the subadvisory fee was negotiated at arm’s length by the Advisor, the cost of services to be provided by each Subadvisor and the profitability to each Subadvisor of its relationship with the respective Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential

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economies of scale in each Subadvisor’s management of the respective Portfolio to be a material factor in its consideration, although the Board noted that the subadvisory fees for each Subadvisor contained breakpoints.

In reapproving each Investment Subadvisory Agreement, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its determinations were made separately with respect to each Portfolio.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement(s) with respect to each Portfolio, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor (with respect to the fixed income portion of the Balanced Portfolio) and Subadvisor are qualified to manage the respective Portfolio’s assets in accordance with the Portfolio’s investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Advisor (with respect to the fixed income portion of Balanced Portfolio) and the Subadvisor are likely to execute their investment strategies consistently over time; (e) with respect to Equity Portfolio, the performance of the Portfolio is satisfactory relative to the performance of funds with similar investment objectives and to relevant indices and with respect to Balanced Portfolio, appropriate action was being taken with respect to the Portfolio’s performance; and (f) each Portfolio’s advisory and subadvisory fees are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement(s) with respect to each Portfolio would be in the best interests of the Portfolio and its shareholders.

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CALVERT	CALVERT’S	Equity Funds
SOCIAL	FAMILY OF FUNDS	Enhanced Equity Portfolio
INVESTMENT		Equity Portfolio
FUND	Tax-Exempt Money	Large Cap Value Fund
	Market Funds	Social Index Fund
	CTFR Money Market Portfolio	Capital Accumulation Fund
International Equity Fund
	Taxable Money Market	Small Cap Fund
	Funds	Global Alternative Energy Fund
	First Government Money Market	Global Water Fund
	Fund	International Opportunities Fund
	Money Market Portfolio	Equity Income Fund

	Municipal Funds	Balanced and Asset
	Tax-Free Bond Fund	Allocation Funds
Balanced Portfolio
	Taxable Bond Funds	Conservative Allocation Fund
	Bond Portfolio	Moderate Allocation Fund
	Income Fund	Aggressive Allocation Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
Government Fund
High-Yield Bond Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

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TABLE
OFCONTENTS

4	President’s Letter
7	SRI Update
10	Portfolio Management Discussion
20	Shareholder Expense Example
23	Statements of Net Assets
26	Statements of Operations
27	Statements of Changes in Net Assets
32	Notes to Financial Statements
39	Financial Highlights
48	Explanation of Financial Tables
50	Proxy Voting and
Availability of Quarterly Portfolio Holdings
50	Basis for Board's Approval of Investment Advisory Contracts

Dear Shareholder:

After a difficult summer of 2011, investor sentiment improved toward the end of 2011, and many investors clearly breathed a sigh of relief in early 2012. Headlines about Europe’s sovereign debt crisis had reached a fever pitch during the final months of 2011 and investors worldwide held their breath, concerned about the potential fallout on markets near and far.

However, long-term refinancing operations agreed to in December 2011 by the European Central Bank that enabled the region’s banks to borrow at very low interest rates as well as progress on a Greek bailout seemed to pull the eurozone back from the brink of collapse and reassured investors. As a result, the broad international markets of the MSCI EAFE Index improved, returning 14.73% for the reporting period.

Overall, key U.S. economic indicators such as the unemployment rate, manufacturing data, housing market fundamentals, and consumer confidence showed gradual improvement. But consumer spending remained weak, and gasoline prices topping $4.00 a gallon in some areas in March did not help. As a result, economic growth continued at a snail’s pace.

In contrast to the fourth quarter, when the Standard & Poor’s (S&P) 500 Index earned nearly all of its return during October, the S&P 500 Index had a strong and mostly steady climb in the first quarter of 2012 to end the reporting period at 25.89%. Investors became more open to risk over the reporting period as well.

Broadening the Reach of SRI

It’s worth noting that corporate responsibility is just as relevant today as it’s always been—and perhaps even more so in these times of economic uncertainty. At Calvert, we have long believed that a company’s environmental, sustainability, and governance policies correlate strongly with its risk management and financial performance. It’s clear that more and more investors, consumers, and companies are reaching the same conclusions, and that the use of shareholder advocacy to effect change is becoming an increasingly powerful tool.

However, we always welcome additional proof of this, especially from venerable sources such as Ernst & Young. In a new white paper, the management consulting firm noted that social and environmental issues accounted for 40% of shareholder proposals on proxy ballots last year, up one-third from 2010. Ernst & Young also predicts these issues will dominate proposals for the third consecutive year in 2012, thanks to a convergence of factors drawing attention to companies’ actions on sustainability and environmental issues.1 Perhaps even more important is the broadening of support. Sustainability proposals overall received favorable votes from a record 21% of shareholders in 2011, and nearly one-third of the proposals had support exceeding 30%—a critical level where corporate boards can’t help but take notice. This is on par with Calvert’s own experiences,

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where 38% of resolutions we filed or co-filed that resulted in a vote last year received support of more than 30%.

If you’re interested in learning more about our shareholder advocacy efforts this year, visit us online at www.calvert.com/sri-resolutions.html.

Calvert’s Women’s Principles and Diversity

In March, Calvert helped mark the two-year anniversary of the United Nation’s Women’s Empowerment Principles (WEP) at the U.N. Gender Equality for Sustainable Business Event, which emphasized the business case for promoting gender equality in the workplace. More than 400 chief executives have now publicly committed to implementing the WEP, which were adapted from the Calvert’s Women’s Principles® in 2010. We’re also participating in the WEP Leadership Group, comprised of 30 leading companies, investors, and women-focused organizations seeking to encourage broader adoption of the Principles.

We filed six shareholder resolutions for the upcoming annual meeting season asking companies to add specific considerations of race and gender diversity to their desired director characteristics. Five were successfully withdrawn after management agreed. Notably, this includes American Financial Group, whose resistance last year led to a vote supported by 27% of shareholders. So, persistence does indeed pay off. The lone holdout is Urban Outfitters, where company resistance led to a vote last year that received 22% support.

Leading the Path to Sustained Sustainability in the Next Economy

In October, Calvert had the privilege of co-hosting the 2011 United Nations Environment Programme Finance Initiative (UNEP-FI) Global Roundtable in Washington, D.C. More than 500 attendees from the investment, banking, and insurance industries discussed the tipping point for linking global sustainability and market stability as the cornerstone of the “next economy.” In my opening remarks as UNEP-FI co-chair of the Global Steering Committee, I highlighted the importance of the financial community working together. This is necessary not only to restore trust in financial systems, but also to make a meaningful impact on the pressing challenges facing the world today so that a sustainable future will exist for all. This is an idea that’s been at the heart of Calvert Investments for more than 30 years. Calvert’s leadership on these topics was evident at the event, with Calvert team members speaking on panels about human rights, water, and ecosystem services.

Other Calvert News

As you may know, we launched Calvert Equity Income Fund2 last fall to offer the potential for attractive income generation and competitive total return by investing in a portfolio of large-cap, dividend-paying stocks that we believe provide compelling value. Calvert Large Cap Value Fund co-portfolio managers James McGlynn, CFA and Yvonne Bishop, CFA are managing the new Fund. Both Funds feature Calvert’s SAGE strategy,

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which involves Calvert actively engaging with companies held in the Funds to engender positive change.

A Variety of Ways to Stay Informed

We are cautiously optimistic about the continued economic recovery, but much uncertainty and the potential for renewed volatility remains. That’s why we always feel it’s best to maintain a well-diversified mix of U.S. and international stocks, bonds, and cash appropriate for your goals and risk tolerance. And of course, we suggest you consult your financial advisor if you have questions or concerns.

We also invite you to visit our website, www.calvert.com, for fund information, portfolio updates, and commentary from Calvert professionals. And now, you can get the same information on the go with Calvert’s new iPhone® app, which is available for free from iTunes.

As always, we thank you for investing with Calvert.

Barbara J. Krumsiek
President and CEO
Calvert Investments, Inc.

May 2012

1 Ernst & Young, Leading Corporate Sustainability Issues in the 2012 Proxy Season: Is your board prepared?

2 Investment in mutual funds involves risk, including possible loss of principal invested. For more information on any Calvert fund, please contact Calvert at 800.368.2748 for a free summary prospectus and/or prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The summary prospectus and prospectus contain this and other information. Read them carefully before you invest or send money. Calvert mutual funds are underwritten and distributed by Calvert Investment Distributors, Inc., member FINRA and subsidiary of Calvert Investments, Inc.

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As always, Calvert continues to work hard to ensure you have a say in the responsible management of environmental, social, and governance (ESG) factors for the companies in which we invest. Below are highlights of our accomplishments during the reporting period.

Overall Shareholder Advocacy Efforts

Through March 31, 2012, Calvert had filed 23 shareholder proposals in the 2012 proxy season. The most popular topics were board diversity, sustainability disclosure, climate change, and loan servicing. Several of these are discussed in more detail below. Through March 31, 2012, we had successfully withdrawn 14 resolutions after companies agreed to the terms.

Setting a Fair and Sustainable Table

Many food crops are already showing vulnerability to climate change. For example, higher temperatures and extreme rainfall are expected to increase disease and stress in Central and South American coffee bean crops, resulting in lower output. Last year, our shareholder resolution asked J.M. Smucker to disclose the climate-related risks for its Folgers Coffee and other coffee brands, which reflect 40% of the company’s revenue. We have re-filed the proposal this year in the hope that last year’s strong support of 30% persuades the company to reconsider its position.

We also filed a resolution with Colgate-Palmolive about palm oil sourcing. Despite some sustainability advantages to using palm oil in food, lotions, soaps, and shampoo, significant problems exist in the way palm oil trees are grown in some countries—resulting in significant greenhouse gas emissions, displacement of local and Indigenous Peoples, and destruction of endangered species. After discussions with company management, Colgate announced a goal of purchasing only certified sustainable palm oil by 2015, and we successfully withdrew the proposal.

Finally, Calvert began working with Oxfam America, farm worker unions, and consumer groups to develop a new certification system for on-farm sustainability of fruits and vegetables grown in the United States. The pilot project evaluates farm worker welfare, pesticide reduction, and product safety.

Rooting Out Supply Chain Abuses

Calvert co-authored a guide with Christian Brothers Investments and the Interfaith Center on Corporate Responsibility to help companies comply with the California Transparency in Supply Chain Act (SB 657). This ground-breaking U.S. law requires manufacturers and retailers with global gross receipts exceeding $100 million that operate in California to disclose efforts to eliminate slavery and human trafficking from their direct supply chains on their corporate website. The guide also serves as an advocacy tool for more effective manage-

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ment of labor and human rights risks within global supply chains.

On a related note, Calvert is greatly concerned by news reports about factory conditions for some of Apple’s suppliers, especially in China. We have been working with a larger investor coalition to engage Apple’s senior management, and we believe the company has made significant strides in the last few months toward full supply chain transparency and “zero tolerance” for workplace abuses. Apple has also moved aggressively to have the Fair Labor Association conduct third-party audits of its suppliers and is posting the results of these monthly audits on its website. We will continue to monitor the situation and work with Apple to remedy its supply chain issues.

Improving Regulation of ESG Issues

Clean Air Act. Calvert coordinated an investor letter to congressional leaders urging timely implementation of new Clean Air Act rules under development at the Environmental Protection Agency (EPA). These rules would help modernize and improve the efficiency of electric utilities, reduce cross-state air pollution, lower emissions of mercury and air toxins, and create well-paid construction, engineering, and manufacturing jobs. The EPA announced the new Mercury and Air Toxics rule in December—a victory for the health of both the public and the economy.

Dodd-Frank Reform & Consumer Protection Act of 2010. We continue to participate in a complicated Securities and Exchange Commission (SEC) rule-making process for this law, particularly regarding section 1502 on “conflict minerals.” This section requires companies that use gold, tin, tantalum, and tungsten in their products to disclose whether these metals are coming from specific mines in the Democratic Republic of Congo and adjoining countries. Profits from these mines have been used to fuel the weapon supply for one of the world’s bloodiest conflicts since World War II.

An early supporter of the legislation, Calvert is working with a coalition of investors, human rights organizations, and major multinational corporations that recently met with the SEC chairman as well as several commissioners and their staff. We also presented the investor perspective at an SEC roundtable in October 2011 and have submitted a series of letters and comments about the complex and controversial issues involved. We hope to see a final rule in the coming months.

Community Investments

Many of our Funds participate in Calvert’s High Social Impact Investing program, which is administered through the Calvert Foundation. This community investment program may allocate a small percentage of Fund assets at below-market interest rates to investments that provide economic opportunity for struggling populations.1 One such investment is Pride Industries, which creates jobs for people with disabilities and is an up-and-coming leader in helping individuals overcome barriers to employment. In fiscal year 2010, the organization employed 4,100 individuals, 60% of whom were disabled.

Another example is Via Verde, an innovative and award-winning affordable housing development in the South Bronx. This complex combines urgently needed low- to moderate-income

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housing with a new model for affordable, green, and healthy urban living in a design that improves the attractiveness of the community around it.

Special Equities

A modest but important portion of certain funds is allocated to small private companies developing products or services that address important sustainability or environmental issues. One recent investment was LearnZillion, a Washington, D.C.-based group using video technology to provide individualized learning in primary schools.2 “Best of class” video modules allow the teacher to track each student’s progress, give the right lessons at the right time, and provide timely support—all with interactive feedback. We are unsure if this approach will be the breakthrough learning improvement the schools need, but all agree innovative solutions need to be tried.

Calvert was also instrumental in getting the U.S. State Department to focus attention on the importance of “impact investing,” by way of a conference with an address by Secretary of State Hillary Clinton. We are gratified the U.S. government is manifesting the best of American values by becoming involved in supporting social entrepreneurs.

1 As of March 31, 2012, Calvert Social Investment Foundation (“Calvert Foundation” or “Foundation”) Community Investment Notes represented the following percentages of Fund net assets: Calvert Balanced Portfolio 0.84%, Calvert Bond Portfolio 0.40%, Calvert Equity Portfolio 0.43%, Calvert Capital Accumulation Fund 0.55%, Calvert International Equity Fund 1.37%, and Calvert Small Cap Fund 0.50%. The Calvert Foundation is a 501(c)(3) nonprofit organization. The Foundation’s Community Investment Note Program is not a mutual fund and should not be confused with any Calvert Investments-sponsored investment product.

2 As of March 31, 2012, LearnZillion represented 0.02% of Calvert Balanced Portfolio. Holdings are subject to change.

As of March 31, 2012, the following companies represented the following percentages of net assets: J.M. Smucker 0.11% of Calvert Social Index Fund, Colgate-Palmolive 0.51% of Calvert Social Index Fund, and Apple 6.52% of Calvert Social Index Fund. Holdings are subject to change.

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Investment Performance

For the six-month period ended March 31, 2012, Calvert Conservative Allocation Fund (Class A Shares at NAV) outperformed the Barclays U.S. Credit Index due to the strong performance of stocks relative to bonds, since the Fund allocates approximately 30% to 40% of its assets to stocks. Calvert Moderate Allocation Fund (Class A Shares at NAV) and Calvert Aggressive Allocation Fund (Class A Shares at NAV) underperformed their benchmark, the Russell 3000 Index, due to their larger exposure to the bond market, which performed worse than the stock market during the reporting period.

CALVERT
CONSERVATIVE ALLOCATION FUND
MARCH 31, 2012

		% of Total
ASSET ALLOCATION		Investments
Domestic Equity Mutual Funds		29%
International and Global
Equity Mutual Funds		11%
Fixed Income Mutual Funds		60%
Total		100%

INVESTMENT
PERFORMANCE	6 Months	12 Months
	ended	ended
(total return at nav*)	3/31/12 #	3/31/12

Class A	9.69%	6.99%

Class C	9.03%	5.77%

Barclays U.S.
Credit Index	3.77%	9.58%

Conservative Allocation
Composite Index**	9.28%	6.91%

Lipper Mixed-Asset
Target Alloc.
Conservative
Funds Avg.	8.89%	4.36%

In the Portfolio Strategy discussion below, we provide analyses of the performance relative to secondary benchmarks that are more representative of the stock and bond allocations of these Funds. All three Funds invest in both stocks and bonds through investments in a variety of Calvert mutual funds.

* Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charge.

** Calvert Conservative Allocation Composite Index: 60% Barclays U.S. Credit Index, 22% Russell 3000 Index, 8% MSCI EAFE IMI Index, 10% 3-month Barclays T-Bill Bellwether Index.

# The investment performance/return at NAV has been calculated in accordance with Generally Accepted Accounting Principles (GAAP) and includes certain adjustments. As a result of these adjustments, the investment return may be higher than the shareholder received during the reporting period. See Note E - Other in Notes to Financial Statements.

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CALVERT MODERATE ALLOCATION FUND MARCH 31, 2012

		% of Total
ASSET ALLOCATION		Investments
Domestic Equity Mutual Funds		51%
International and Global
Equity Mutual Funds		19%
Fixed Income Mutual Funds		30%
Total		100%

INVESTMENT
PERFORMANCE	6 Months	12 Months
	ended	ended
(total return at nav*)	3/31/12 #	3/31/12

Class A	15.79%	4.42%
Class C	15.33%	3.63%

Russell 3000 Index	26.55%	7.18%
Moderate Allocation
Composite Index**	16.25%	5.29%
Lipper Mixed-Asset
Target Alloc. Growth
Funds Avg.	17.06%	3.19%

CALVERT AGGRESSIVE ALLOCATION FUND MARCH 31, 2012

		% of Total
ASSET ALLOCATION		Investments
Domestic Equity Mutual Funds		68%
International and Global Equity
Mutual Funds		27%
Fixed Income Mutual Funds		5%
Total		100%

INVESTMENT
PERFORMANCE	6 Months	12 Months
	ended	ended
(total retUrn at nav*)	3/31/12 #	3/31/12

Class A	20.43%	2.35%
Class C	19.75%	1.09%

Russell 3000 Index	26.55%	7.18%
Aggressive Allocation Composite Index***	21.19%	4.16%
Lipper Multi-Cap
Core Funds Avg.	24.67%	2.95%

* Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charge.

** Calvert Moderate Allocation Composite Index: 30% Barclays U.S. Credit Index, 47% Russell 3000 Index, 18% MSCI EAFE IMI Index, 5% 3-month Barclays T-Bill Bellwether Index.

*** Calvert Aggressive Allocation Composite Index: 10% Barclays U.S. Credit Index, 64% Russell 3000 Index, 26% MSCI EAFE IMI Index.

# The investment performance/return at NAV has been calculated in accordance with Generally Accepted Accounting Principles (GAAP) and includes certain adjustments. As a result of these adjustments, the investment return may be higher than the shareholder received during the reporting period. See Note E - Other in Notes to Financial Statements.

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Investment Climate

During the six-month reporting period, strong earnings from U.S. companies, continued improvements in U.S. macroeconomic data, and aggressive accommodative monetary policy worldwide helped equity markets rally hard off their lows posted last fall, albeit on low volume. For the trailing six-month period, the Russell 1000, Russell 2000, MSCI EAFE, and MSCI Emerging Markets Indices returned 26.27%, 29.83%, 14.73%, and 19.20%, respectively.

The growth investment style slightly outperformed the value style, and within the Russell 1000 Index, Financials, Information Technology, and Consumer Discretionary were the top-performing sectors. The Utilities, Telecommunications, and Consumer Staples sectors lagged as the risk-on trade returned with a vengeance.

In the United States, improving jobs data were a significant boost to equity market performance with the recent and welcome improvements in the unemployment rate and jobless claims compounding the positive effects from strong corporate earnings. The falling unemployment rate also helped drive continued improvement in consumer confidence and consumer spending, which were not as heavily impacted by rising gasoline prices as they could have been had the stock market and the job market not been improving.

The manufacturing sector continued to provide significant support to the U.S. economic recovery, with a weak U.S. dollar supporting strong exports and the national Purchasing Manager's Index firmly in an expansionary mode. Vehicle sales and production both looked encouraging as well. However, deepening recession in Europe and the overall slowdown in the global economy will de-emphasize the contribution of exports to U.S. gross domestic product (GDP). Therefore, the continued recovery of the U.S. consumer will be important for a self-sustained U.S. economic recovery. The service sector has been showing signs of improvement recently--a sign the manufacturing-led recovery in the United States may be spreading to other sectors.

U.S. bank lending continued to improve despite regulatory pressures threatening the long-term profitability of the banking industry. An improving consumer balance sheet allowed banks to increase lending while adhering to higher lending standards. The U.S. housing market continued to bottom out and showed signs of improvement, though it is not out of the woods yet, especially with foreclosed inventories still high. The housing sector, while not providing much growth, is not likely to be the drag on the economy that it has been for many quarters since the bursting of the housing bubble.

Despite visible improvements in the macroeconomic data, in January the U.S. Federal Reserve (Fed) announced an extension of its low interest rate policy through the end of 2014. It also adopted a formal inflation target of 2% and suggested that balance sheet expansion (QE3) is not out of the question should economic conditions deteriorate, though this is less likely in the near term. The move appeared to reflect the Fed's heightened focus on unemployment, which has become an increasingly important part of the Fed's dual mandate of price stability and maximum employment this election year.

This aggressively accommodative monetary policy is likely to create an environment conducive to imbalances and bubbles in the economy and markets. With U.S. interest

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rates and the dollar at historic lows, U.S. dollar-denominated commodities like oil have been rising in price to levels where the demand destruction begins to create negative feedback on both commodity prices and economic growth globally. Interestingly, this negative feedback may be disproportionately higher for the commodity-hungry emerging-market economies than for the United States itself. Therefore, it could be that the United States will end up "exporting" the recessionary pressures outside its borders to more commodity-intensive economies like China and Brazil.

Still, with global economic challenges keeping inflation in check, policymakers around the globe continued their efforts toward easing monetary policies, which should help stimulate economic growth. Unfortunately for the global economy and consumers, the rate of increase in oil prices kept pace with the stock market, exacerbated by the geopolitical tensions in the Middle East. This rising oil price trend, if not reversed, will likely put a damper on global economic growth.

In the Eurozone, investors increasingly worried about the currency’s potential collapse during the fourth quarter of 2011, though there was some stability to start 2012. Yields on the sovereign debt of Spain, Greece, Italy, and France soared in November, but have gradually declined since then, signaling that the LTRO (long term refinanc-ing operation) may have helped the eurozone sovereign bond markets by driving down short-term yields and, for the time being, reduced investor perception of the probability of a global financial crisis.

Despite the positive impact of the LTRO, Europe continued to provide a negative backdrop to investor confidence and was a drag on the global economy. Eurozone GDP contracted 0.3% in the fourth quarter of 2011, while the unemployment rate in the eurozone reached a 15-year high of 10.8%. These data confirmed our concerns about the eurozone’s economic outlook and the worsening recession in Europe, including the core economies.

A deal on the Greek bailout was reached by all involved parties with the resulting Greek bond swap reducing Greece’s debt burden by 100 billion euros. Even with the bond swap, debt in Greece is becoming an increasingly larger percentage of GDP due to the rate at which Greece’s GDP is contracting, a trend that will continue to jeopardize the country’s credit health.

A positive inflation trend allowed the Chinese government to continue to reposition its economic policy from contractionary for most of 2011 to stimulative. The Chinese economy continued to decelerate during the quarter as foreign direct investment, one of the major drivers of economic growth in China, declined on a year-over-year basis for four consecutive months. Increasing domestic consumption in the country will be key to offsetting this effect. China cut its economic growth target from 8% to 7.5%, signaling the country’s need to transition to a more sustainable, consumer-driven, economic model.

The Fed took additional actions to hold down the yields on Treasuries, encouraging investors to take more risk. However, yields on safe-haven government bonds still edged up, with the yield on the benchmark 10-year Treasury note increasing by 0.20 percentage points to 2.22%. Corporate bonds fared better, with investment-grade bonds returning 3.77% as measured by the Barclays U.S. Credit Index, and high-yield

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Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Classes A and C shares and reflect the deduction of the maximum front-end Class A sales charge of 4.75%, or deferred sales charge, as applicable and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.35%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

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CALVERT
CONSERVATIVE
ALLOCATION FUND
MARCH 31, 2012
AVERAGE ANNUAL TOTAL RETURNS

CLASS A SHARES	(with max. load)
One year	1.89%
Five year	2.93%
Since inception (4/29/2005)	4.02%

CLASS C SHARES	(with max. load)
One year	4.77%
Five year	2.57%
Since inception (4/29/2005)	3.43%

bonds returning 11.65% for the the BofA Merrill Lynch High Yield Master II Index. Money-market rates remain very low, pinned down by Fed policy.

Portfolio Strategy

Calvert Conservative Allocation Fund outperformed the 9.28% blended return from a mix of market indices (Composite Index) that more closely reflects how Calvert manages the Fund. It benefited from modest but well-timed shifts in its stock and bond allocations--particularly the decisions to increase equity exposure during the stock market’s October rally and to increase equity exposure again in the first two months of 2012. However, the poor relative performance of Calvert Bond Portfolio, which represents approximately 60% to 70% of assets, hurt the Fund’s overall relative performance.

     Calvert Moderate Allocation Fund underperformed the 16.25% blended return from a mix of market indices (Composite Index) that more closely reflects how Calvert manages the Fund. The Fund benefited from modest but well-timed shifts in the stock and bond allocations as well as the good relative performance of the international equity holdings, such as Calvert International Equity Fund and Calvert International Opportunities Fund. However, the poor relative performance of Calvert Bond Portfolio and some of the U.S. equity holdings, such as Calvert Equity Portfolio and Calvert Enhanced Equity Portfolio, hurt the Fund’s overall relative performance.

Calvert Aggressive Allocation Fund also slightly underperformed the 21.19% blended return from a mix of market indices (Composite Index) that more closely reflects how Calvert manages the Fund. Again, the Fund benefited from modest but well-timed shifts in the stock and bond allocations, as well as good relative performance of international equity holdings, such as Calvert International Equity Fund and Calvert International Opportunities Fund. However, the poor relative performance of Calvert Bond Portfolio and some of the U.S. equity holdings, such as Calvert Equity Portfolio and Calvert Enhanced Equity Portfolio, hurt the Fund’s overall relative performance.

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Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Classes A and C shares and reflect the deduction of the maximum front-end Class A sales charge of 4.75%, or deferred sales charge, as applicable and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.45%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

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CALVERT MODERATE ALLOCATION FUND
MARCH 31, 2012

AVERAGE ANNUAL TOTAL RETURNS
CLASS A SHARES	(with max. load)
One year	-0.53%
Five year	0.63%
Since inception (4/29/2005)	3.14%

CLASS C SHARES	(with max. load)
One year	2.63%
Five year	0.83%
Since inception (4/29/2005)	3.02%

Market Outlook

A sharp slowdown or, more importantly, a hard economic landing in China, fueled by a possible bursting of a real-estate bubble there, will certainly create strong ripple effects throughout the global economy, including the United States, but this indirect impact may be less damaging than a domestic recession in the United States.

If U.S. economic recovery proves robust enough to withstand the negative headwinds from Europe and China in 2012, U.S. equities may significantly outperform Treasuries given the relative valuation of the two asset classes. Highly bid-up dividend-yielding securities may also underperform as investor risk aversion subsides. However, if more investors refocus on the underlying economic fundamentals in Europe, the risk aversion trade may return for some time during the year. In this environment, despite stronger economic data in the United States, one thing is certain--equity market volatility is likely to be here to stay for most of 2012.

May 2012

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Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Classes A and C shares and reflect the deduction of the maximum front-end Class A sales charge of 4.75%, or deferred sales charge, as applicable and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s/Portfolio’s distributions or the redemption of the Fund/Portfolio shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.67%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s/ Portfolio’s operating expenses.

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CALVERT AGGRESSIVE ALLOCATION FUND
STATISTICS
MARCH 31, 2012

AVERAGE ANNUAL TOTAL RETURNS
CLASS A SHARES	(with max. load)
One year	-2.51%
Five year	-1.03%
Since inception (6/30/2005)	2.13%

CLASS C SHARES	(with max. load)
One year	0.09%
Five year	-1.40%
Since inception (6/30/2005)	1.55%

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2011 to March 31, 2012).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. In addition, each Fund, as a shareholder in underlying Calvert funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Calvert funds. These fees and expenses are not included in each Fund’s annualized expense ratio used to calculate the expense estimates in the table below. If they were, the estimate of expense you paid during the period would be higher, and your ending account value lower.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in underlying Calvert funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Calvert funds. These fees and expenses are not included in each Fund’s annualized expense ratio used to calculate the expense estimates in the table below. If they were, the estimate of expense you paid during the period would be higher, and your ending account value lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
	ACCOUNT VALUE	VALUE	DURING PERIOD*
CONSERVATIVE	10/1/11	3/31/12	10/1/11 - 3/31/12

CLASS A
Actual	$1,000.00	$1,084.70	$2.29
Hypothetical	$1,000.00	$1,022.80	$2.23
(5% return per
year before expenses)

CLASS C
Actual	$1,000.00	$1,078.70	$8.06
Hypothetical	$1,000.00	$1,017.25	$7.82
(5% return per
year before expenses)

*Expenses for Conservative are equal to the annualized expense ratios of 0.44% and 1.55% for Class A and Class C, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The fees and expenses of the underlying Calvert funds in which the Fund invests are not included in the annualized expense ratios.

	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
	ACCOUNT VALUE	VALUE	DURING PERIOD*
MODERATE	10/1/11	3/31/12	10/1/11 - 3/31/12
CLASS A
Actual	$1,000.00	$1,151.50	$3.99
Hypothetical	$1,000.00	$1,021.29	$3.75
(5% return per
year before expenses)

CLASS C
Actual	$1,000.00	$1,146.90	$7.96
Hypothetical	$1,000.00	$1,017.58	$7.48
(5% return per
year before expenses)

*Expenses for Moderate are equal to the annualized expense ratios of 0.74% and 1.48% for Class A and Class C, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The fees and expenses of the underlying Calvert funds in which the Fund invests are not included in the annualized expense ratios.

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	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
	ACCOUNT VALUE	VALUE	DURING PERIOD*
AGGRESSIVE	10/1/11	3/31/12	10/1/11 - 3/31/12

CLASS A
Actual	$1,000.00	$1,202.60	$2.37
Hypothetical	$1,000.00	$1,022.85	$2.17
(5% return per
year before expenses)

CLASS C
Actual	$1,000.00	$1,195.60	$9.52
Hypothetical	$1,000.00	$1,016.33	$8.74
(5% return per
year before expenses)

*Expenses for Aggressive are equal to the annualized expense ratios of 0.43% and 1.73% for Class A and Class C respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The fees and expenses of the underlying Calvert funds in which the Fund invests are not included in the annualized expense ratios.

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CONSERVATIVE ALLOCATION FUND
STATEMENT OF NET ASSETS
MARCH 31, 2012

MUTUAL FUNDS - 100.1%		shares	VALUE
Calvert Impact Fund, Inc.:
Calvert Small Cap Fund, Class I		41,578	$808,274
Calvert Social Index Series, Inc.:
Calvert Social Index Fund, Class I		246,371	3,264,420
Calvert Social Investment Fund:
Calvert Bond Portfolio, Class I (a)		2,323,756	36,808,291
Calvert Enhanced Equity Portfolio, Class I		350,461	6,546,613
Calvert Equity Portfolio, Class I*		118,316	4,906,560
Calvert World Values Fund, Inc.:
Calvert Capital Accumulation Fund, Class I*		70,768	2,427,340
Calvert International Equity Fund, Class I		442,735	6,486,075

Total Mutual Funds (Cost $57,750,004)			61,247,573

TOTAL INVESTMENTS (Cost $57,750,004) - 100.1%			61,247,573
Other assets and liabilities, net - (0.1%)			(41,500)
NET ASSETS - 100%			$61,206,073

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 2,993,913 shares outstanding			$45,308,466
Class C: 850,196 shares outstanding			12,794,461
Undistributed net investment income			973
Accumulated net realized gain (loss) on investments			(395,396)
Net unrealized appreciation (depreciation) on investments			3,497,569

NET ASSETS			$61,206,073

NET ASSET VALUE PER SHARE
Class A	(based on net assets of $47,751,920)		$15.95
Class C	(based on net assets of $13,454,153 )		$15.82

(a)	The Fund’s investment in the Calvert Social Investment Fund Bond Portfolio, Class I represents 60% of the Fund’s total investments. The Calvert Conservative Allocation Fund seeks current income and capital appreciation, consistent with the preservation of capital. For further financial information, available upon request at no charge, on the Calvert Social Investment Fund Bond Portfolio please go to the U.S. Securities and Exchange Commission’s website at http://www.sec.gov or call 1-800-368-2745.
*	Non-income producing security.

See notes to financial statements.

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MODERATE ALLOCATION FUND
STATEMENT OF NET ASSETS
MARCH 31, 2012

MUTUAL FUNDS - 100.0%	SHARES	VALUE
Calvert Impact Fund, Inc.:
Calvert Global Alternative Energy Fund, Class I	491,972	$2,853,439
Calvert Small Cap Fund, Class I	444,942	8,649,676
Calvert Social Index Series, Inc.:
Calvert Social Index Fund, Class I	439,377	5,821,739
Calvert Social Investment Fund:
Calvert Bond Portfolio, Class I	2,565,258	40,633,679
Calvert Enhanced Equity Portfolio, Class I	1,093,614	20,428,703
Calvert Equity Portfolio, Class I*	668,173	27,709,126
Calvert World Values Fund, Inc.:
Calvert Capital Accumulation Fund, Class I*	168,242	5,770,686
Calvert International Opportunities Fund, Class I	241,032	2,909,252
International Equity Fund, Class I	1,381,710	20,242,051

Total Mutual Funds (Cost $122,192,767)		135,018,351

TOTAL INVESTMENTS (Cost $122,192,767) - 100.0%		135,018,351
Other assets and liabilities, net - 0.0%		47,487
NET ASSETS - 100%		$135,065,838

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 6,699,818 shares outstanding		$108,107,300
Class C: 1,461,371 shares outstanding		23,185,123
Undistributed net investment income		38,659
Accumulated net realized gain (loss) on investments		(9,090,828)
Net unrealized appreciation (depreciation) on investments		12,825,584

NET ASSETS		$135,065,838

NET ASSET VALUE PER SHARE
Class A (based on net assets of $111,264,387)		$16.61
Class C (based on net assets of $23,801,451)		$16.29

* Non-income producing security. See notes to financial statements.

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AGGRESSIVE ALLOCATION FUND
STATEMENT OF NET ASSETS
MARCH 31, 2012

MUTUAL FUNDS - 99.7%	SHARES	VALUE
Calvert Impact Fund, Inc.:
Calvert Global Alternative Energy Fund, Class I	367,651	$2,132,377
Calvert Small Cap Fund, Class I	443,283	8,617,418
Calvert Social Index Series, Inc.:
Calvert Social Index Fund, Class I	218,885	2,900,226
Calvert Social Investment Fund:
Calvert Bond Portfolio, Class I	217,301	3,442,041
Calvert Enhanced Equity Portfolio, Class I	680,878	12,718,807
Calvert Equity Portfolio, Class I*	437,896	18,159,536
Calvert World Values Fund, Inc.:
Calvert Capital Accumulation Fund, Class I*	115,224	3,952,181
Calvert International Opportunities Fund, Class I	180,091	2,173,699
Calvert International Equity Fund, Class I	983,176	14,403,534

Total Mutual Funds (Cost $64,119,617)		68,499,819

TOTAL INVESTMENTS (Cost $64,119,617) - 99.7%		68,499,819
Other assets and liabilities, net - 0.3%		194,747
NET ASSETS - 100%		$68,694,566

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 3,748,134 shares outstanding		$61,100,331
Class C: 561,556 shares outstanding		8,598,630
Undistributed net investment income		54,877
Accumulated net realized gain (loss) on investments		(5,439,474)
Net unrealized appreciation (depreciation) on investments		4,380,202

NET ASSETS		$68,694,566

NET ASSET VALUE PER SHARE
Class A (based on net assets of $60,311,385)		$16.09
Class C (based on net assets of $8,383,181)		$14.93

*Non-income producing security.

See notes to financial statements.

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STATEMENTS OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 2012

	CONSERVATIVE	MODERATE	AGGRESSIVE
	ALLOCATION	ALLOCATION	ALLOCATION
NET INVESTMENT INCOME	FUND	FUND	FUND
Investment Income:
Dividend income	$1,150,822	$1,964,627	$745,604
Total investment income	1,150,822	1,964,627	745,604
Expenses:
Transfer agency fees and expenses	54,111	127,191	85,879
Administrative fees	41,676	95,738	47,881
Distribution Plan expenses:
Class A	54,392	130,190	69,981
Class C	60,267	112,492	39,282
Trustees' fees and expenses	3,267	7,444	3,702
Registration fees	12,404	17,529	13,107
Reports to shareholders	10,589	30,175	19,882
Professional fees	11,660	14,005	11,968
Accounting fees	15,232	17,468	17,446
Miscellaneous	5,551	8,152	6,840
Total expenses	269,149	560,384	315,968
Reimbursement from Advisor:
Class A	(79,945)	—	(127,455)
Class I	—	(5,609)	—
Net expenses	189,204	554,775	188,513

NET INVESTMENT INCOME	961,618	1,409,852	557,091

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss)	2,119,222	(1,726,450)	(714,667)
Change in unrealized appreciation (depreciation)	1,786,772	18,598,817	11,892,237

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS	3,905,994	16,872,367	11,177,570

INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$4,867,612	$18,282,219	$11,734,661

See notes to financial statements.

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CONSERVATIVE ALLOCATION FUND STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS	2012	2011
Operations:
Net investment income	$961,618	$1,122,453
Net realized gain (loss)	2,119,222	(5,587)
Change in unrealized appreciation (depreciation)	1,786,772	(535,664)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	4,867,612	581,202

Distributions to shareholders from:
Net investment income:
Class A shares	(805,034)	(1,054,986)
Class C shares	(155,611)	(190,929)
Net realized gain:
Class A shares	(564,244)	—
Class C shares	(158,834)	—
Total distributions	(1,683,723)	(1,245,915)

Capital share transactions:
Shares sold:
Class A shares	9,187,814	14,958,241
Class C shares	2,561,940	3,623,591
Reinvestment of distributions:
Class A shares	1,295,039	995,395
Class C shares	257,214	151,048
Redemption fees:
Class A shares	67	103
Class C shares	—	5
Shares redeemed:
Class A shares	(3,559,527)	(9,697,385)
Class C shares	(541,604)	(1,502,063)
Total capital share transactions	9,200,943	8,528,935

TOTAL INCREASE (DECREASE) IN NET ASSETS	12,384,832	7,864,222

NET ASSETS
Beginning of period	48,821,241	40,957,019
End of period (including undistributed net
investment income of $973 and $0, respectively)	$61,206,073	$48,821,241

CAPITAL SHARE ACTIVITY
Shares sold:
Class A shares	584,375	970,978
Class C shares	163,952	236,173
Reinvestment of distributions:
Class A shares	84,530	64,984
Class C shares	16,987	9,895
Shares redeemed:
Class A shares	(228,277)	(628,955)
Class C shares	(35,005)	(97,739)
Total capital share activity	586,562	555,336

See notes to financial statements.

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MODERATE ALLOCATION FUND STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS	2012	2011
Operations:
Net investment income	$1,409,852	$1,085,206
Net realized gain (loss)	(1,726,450)	(1,715,077)
Change in unrealized appreciation or (depreciation)	18,598,817	(962,417)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	18,282,219	(1,592,288)

Distributions to shareholders from:
Net investment income:
Class A shares	(1,150,300)	(1,251,345)
Class C shares	(207,905)	(276,709)
Class I shares	(12,988)	(12,914)
Return of capital:
Class A shares	—	(124,053)
Class C shares	—	(27,432)
Class I shares	—	(1,280)
Total distributions	(1,371,193)	($1,693,733)

Capital share transactions:
Shares sold:
Class A shares	8,366,848	22,021,107
Class C shares	1,803,407	4,752,287
Class I shares	1,259	142,205
Reinvestment of distributions:
Class A shares	1,089,880	1,379,190
Class C shares	172,964	170,885
Class I shares	12,988	36,393
Redemption fees:
Class A shares	304	406
Class C shares	43	102
Shares redeemed:
Class A shares	(7,951,774)	(17,660,817)
Class C shares	(1,965,812)	(4,404,778)
Class I shares	(1,141,484)	(972,417)
Total capital share transactions	388,623	5,464,563

TOTAL INCREASE (DECREASE) IN NET ASSETS	17,299,649	2,178,542

NET ASSETS
Beginning of period	117,766,189	115,587,647
End of period (including undistributed net investment
income of $38,659 and $0, respectively)	$135,065,838	$117,766,189

See notes to financial statements.

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MODERATE ALLOCATION FUND STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
CAPITAL SHARE ACTIVITY	2012	2011
Shares sold:
Class A shares	525,651	1,400,913
Class C shares	116,057	308,140
Class I shares	—	9,315
Reinvestment of distributions:
Class A shares	72,082	87,097
Class C shares	11,640	10,985
Class I shares	855	2,290
Shares redeemed:
Class A shares	(507,053)	(1,126,122)
Class C shares	(127,801)	(283,594)
Class I shares	(69,064)	(63,430)
Total capital share activity	22,367	345,594

See notes to financial statements.

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AGGRESSIVE ALLOCATION FUND STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS	2012	2011
Operations:
Net investment income	$557,091	$109,451
Net realized gain (loss)	(714,667)	(1,335,519)
Change in unrealized appreciation (depreciation)	11,892,237	(771,227)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	11,734,661	(1,997,295)

Distributions to shareholders from:
Net investment income:
Class A shares	(440,401)	(107,567)
Class C shares	(61,813)	(16,457)
Class I shares	—	(2)
Total distributions	(502,214)	(124,026)

Capital share transactions:
Shares sold:
Class A shares	4,770,225	10,037,159
Class C shares	563,280	1,380,077
Reinvestment of distributions:
Class A shares	417,347	101,258
Class C shares	56,791	14,993
Class I shares	—	2
Redemption fees:
Class A shares	278	126
Class C shares	2	210
Shares redeemed:
Class A shares	(5,874,861)	(9,362,001)
Class C shares	(803,030)	(2,024,424)
Class I shares	—	(990)
Total capital share transactions	(869,968)	146,410

TOTAL INCREASE (DECREASE) IN NET ASSETS	10,362,479	(1,974,911)

NET ASSETS
Beginning of period	58,332,087	60,306,998
End of period (including undistributed net
investment income of $54,877 and $0, respectively)	$68,694,566	$58,332,087

See notes to financial statements.

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AGGRESSIVE ALLOCATION FUND STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
CAPITAL SHARE ACTIVITY	2012	2011
Shares sold:
Class A shares	317,974	661,914
Class C shares	40,371	96,274
Reinvestment of distributions:
Class A shares	29,267	6,728
Class C shares	4,276	1,057
Shares redeemed:
Class A shares	(393,842)	(612,445)
Class C shares	(57,996)	(142,396)
Class I shares	—	(64)
Total capital share activity	(59,950)	11,068

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: The Calvert Social Investment Fund (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund operates as a series fund with eight separate portfolios, three of which are reported herein: The Calvert Conservative Allocation Fund ("Conservative"), Calvert Moderate Allocation Fund ("Moderate"), and Calvert Aggressive Allocation Fund ("Aggressive") (together, the “Funds”). The Funds are registered under the Investment Company Act of 1940 as non-diversified, open-end management investment companies. The operations of each series are accounted for separately. The Funds invest primarily in a combination of other Calvert equity and fixed income funds (the “Underlying Funds”). Each Fund offers Class A and Class C shares. Moderate and Aggressive also offer Class I shares. The last remaining shareholder in Aggressive and Moderate Class I shares redeemed out on February 24, 2011 and March 22, 2012, respectively. Shares are still available for public sale and operations will resume upon shareholder investment. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts where it is believed to be in the best interest of the Funds and their shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Funds use independent pricing services approved by the Board of Trustees to value their investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees. In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2012, no securities were fair valued in good faith under the direction of the Board of Trustees.

The Funds utilize various methods to measure the fair value of their investments.

Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that

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categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Funds' investments by major category are as follows.

Investments in the Underlying Funds are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

The following is a summary of the inputs used to value the Funds’ net assets as of March 31, 2012:

CONSERVATIVE		VALUATION INPUTS
Investments in Securities*	Level 1	Level 2	Level 3	Total
Mutual Funds	$61,247,573	-	-	$61,247,573
TOTAL	$61,247,573	-	-	$61,247,573

MODERATE		VALUATION INPUTS
Investments in Securities*	Level 1	Level 2	Level 3	Total
Mutual Funds	$135,018,351	-	-	$135,018,351
TOTAL	$135,018,351	-	-	$135,018,351

AGGRESSIVE		VALUATION INPUTS
Investments in Securities*	Level 1	Level 2	Level 3	Total
Mutual Funds	$68,499,819	-	-	$68,499,819
TOTAL	$68,499,819	-	-	$68,499,819

*  For a complete listing of investments, please refer to the Statement of Net Assets.

Security Transactions and Net Investment Income: Security transactions, normally purchases and sales of shares of the Underlying Funds, are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets

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of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Expenses included in the accompanying financial statements reflect the expenses of each of the Funds and do not include any expenses associated with the Underlying Funds.

Distributions to Shareholders: Distributions to shareholders are recorded by the Funds on ex-dividend date. Dividends from net investment income are paid quarterly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Funds’ capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Funds charge a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Funds have an arrangement with their custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on each Fund’s cash on deposit with the bank. These credits are used to reduce the Fund’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Funds intend to continue to qualify as regulated investment companies under the Internal Revenue Code and to distribute substantially all taxable earnings.

Management has analyzed the Funds' tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Funds' financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 requires disclosure of the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers. For Level 3 fair value measurements, ASU No. 2011-04 requires disclosure of quantitative information about the significant unobservable inputs used. In addition, for Level

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3 fair value measurements, ASU No. 2011-04 requires a description of the valuation processes used by the reporting entity and requires a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs to a different amount might result in a significantly higher or lower fair value measurement. ASU No. 2011-04 is effective for financial statements issued for fiscal years and interim periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Funds' financial statements and related disclosures.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc. (“Calvert”), which is indirectly wholly owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services for the Funds and the Underlying Funds in which the Funds invest. The Advisor also pays the salaries and fees of officers and Trustees of the Funds who are employees of the Advisor or its affiliates. The Funds do not pay advisory fees to the Advisor for performing investment advisory services. The Advisor, however, will receive advisory fees from managing the Underlying Funds. At period end, $11,754, $29,419, and $1,466 was payable to the Advisor from Conservative, Moderate and Aggressive, respectively, for operating expenses paid by the Advisor during March 2012.

The Advisor has contractually agreed to limit direct ordinary operating expenses through January 31, 2013. The contractual expense cap is .44%, .80%, and .43% for Class A shares of Conservative, Moderate, and Aggressive, respectively. The contractual expense cap is 2.00% for Class C shares of each of the Funds. The contractual expense cap is .23% for Class I Shares of both Moderate and Aggressive. This expense limitation does not include the Underlying Fund expenses indirectly incurred by the Funds. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Investment Administrative Services, Inc. ("CIAS"), an affiliate of the Advisor, provides administrative services to the Funds for an annual fee. Classes A, C, and I of each of the Funds pay an annual rate of .15%, based on their average daily net assets. Under the terms of the agreement, $7,702, $17,076, and $8,605 was payable at period end for Conservative, Moderate, and Aggressive, respectively.

Calvert Investment Distributors, Inc. ("CID"), an affiliate of the Advisor, is the distributor and principal underwriter for the Funds. Distribution Plans, adopted by Class A and Class C shares, allow the Funds to pay CID for expenses and services associated with distribution of shares. The expenses paid may not exceed .35% and 1.00% annually of average daily net assets of Class A and C, respectively, for each of the Funds. The amount actually paid by the Funds is an annualized fee, payable monthly of .25% and 1.00% of the Funds’ average daily net assets of Class A and C, respectively. Class I shares do not

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have Distribution Plan expenses. Under the terms of the agreement, $21,280, $43,284, and $19,593 was payable at period end for Conservative, Moderate, and Aggressive, respectively.

CID received $19,582, $30,896, and $17,000 as its portion of the commissions charged on the sales of Conservative, Moderate, and Aggressive Class A shares, respectively, for the six months ended March 31, 2012.

Calvert Investment Services, Inc. ("CIS"), an affiliate of the Advisor, acts as shareholder servicing agent for the Funds. For its services, CIS received fees of $8,926, $28,374, and $20,044 for the six months ended March 31, 2012 for Conservative, Moderate, and Aggressive, respectively. Under the terms of the agreement, $1,597, $4,851, and $3,372 was payable at period end for Conservative, Moderate and Aggressive, respectively. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Funds who is not an employee of the Advisor or its affiliates receives an annual retainer of $44,000 plus a meeting fee of $2,000 for each Board meeting attended. Additional fees of up to $5,000 annually may be paid to the Board chair and Committee chairs ($10,000 for Special Equities Committee chair) and $2,500 annually may be paid to Committee members, plus a Committee meeting fee of $500 for each Committee meeting attended. Trustee’s fees are allocated to each of the funds served.

NOTE C – INVESTMENT ACTIVITY

During the period, the cost of purchases and proceeds from sales of the Underlying Funds were:

	CONSERVATIVE	MODERATE	AGGRESSIVE
Purchases	$21,412,436	$27,012,412	$10,951,828
Sales	12,725,046	25,341,342	11,086,397

CAPITAL LOSS CARRYFORWARDS
EXPIRATION DATE	CONSERVATIVE	MODERATE	AGGRESSIVE
30-Sep-17	—	($63,978)	($102,434)
30-Sep-18	—	(244,394)	(2,287)

Capital losses may be utilized to offset future capital gains until expiration. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward for an unlimited period. These losses will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

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As of March 31, 2012, the tax basis components of unrealized appreciation/(depreciation) and the federal tax cost were as follows:

	CONSERVATIVE	MODERATE	AGGRESSIVE
Unrealized appreciation	$2,083,159	$7,764,394	$3,406,124
Unrealized (depreciation)	—	(5,257,363)	(5,413,649)
Net unrealized appreciation/(depreciation)	$2,083,159	$2,507,031	($2,007,525)

Federal income tax cost of investments	$59,164,414	$132,511,320	$70,507,344

NOTE D – LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Funds had no borrowings under the agreement during the six months ended March 31, 2012.

NOTE E – OTHER

On December 27, 2011, Conservative, Moderate and Aggressive recorded receivables due from the Advisor in the amounts of $161,779, $154,365, and $19,812, respectively, resulting from a settlement between the Advisor and certain underlying funds regarding differences in the underlying fund’s NAV at the Funds’ fiscal year end and throughout certain fiscal years. These NAV differences resulted from valuation differences detected in certain of the underlying fund’s portfolio holdings. The Advisor settled the recorded receivable balances on the same day.

NOTE F – SUBSEQUENT EVENTS

In preparing the financial statements as of March 31, 2012, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

Effective April 30, 2012, Moderate and Aggressive Class I shares were closed and deregistered with the Securities and Exchange Commission ("SEC").

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Effective May 2, 2012, UNIFI Mutual Holding Company changed its name to Ameritas Mutual Holding Company.

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CONSERVATIVE ALLOCATION FUND FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS A SHARES	2012		2011	2010
Net asset value, beginning	$15.01		$15.17	$14.29
Income from investment operations:
Net investment income	.28		.42	.35
Net realized and unrealized gain (loss)	1.15		(.13)	.88
Total from investment operations	1.43		.29	1.23
Distributions from:
Net investment income	(.28)		(.45)	(.35)
Net realized gain	(.21)		—	—
Total distributions	(.49)		(.45)	(.35)
Total increase (decrease) in net asset value	.94		(.16)	.88
Net asset value, ending	$15.95		$15.01	$15.17
Total return*	9.69%		1.86%	8.69%
Ratios to average net assets:A,B
Net investment income	3.70	% (a)	2.65%	2.37%
Total expenses	.81	% (a)	.84%	.90%
Expenses before offsets	.44	% (a)	.44%	.44%
Net expenses	.44	% (a)	.44%	.44%
Portfolio turnover	23%		22%	9%
Net assets, ending (in thousands)	$47,752		$38,329	$32,565

	YEARS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS A SHARES	2009		2008	2007
Net asset value, beginning	$14.52		$16.45	$15.81
Income from investment operations:
Net investment income	.45		.62	.55
Net realized and unrealized gain (loss)	(.04)		(1.70)	.74
Total from investment operations	.41		(1.08)	1.29
Distributions from:
Net investment income	(.45)		(.62)	(.55)
Net realized gain	(.19)		(.23)	(.10)
Total distributions	(.64)		(.85)	(.65)
Total increase (decrease) in net asset value	(.23)		(1.93)	.64
Net asset value, ending	$14.29		$14.52	$16.45
Total return*	3.48%		(6.90%)	8.27%
Ratios to average net assets:A,B
Net investment income	3.41%		3.92%	3.55%
Total expenses	1.04%		1.07%	1.35%
Expenses before offsets	.44%		.44%	.44%
Net expenses	.44%		.44%	.44%
Portfolio turnover	24%		13%	11%
Net assets, ending (in thousands)	$23,300		$17,551	$12,265

See notes to financial highlights.

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CONSERVATIVE ALLOCATION FUND
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS C SHARES	2012		2011	2010
Net asset value, beginning	$14.90		$15.10	$14.23
Income from investment operations:
Net investment income	.20		.25	.17
Net realized and unrealized gain (loss)	1.13		(.14)	.87
Total from investment operations	1.33		.11	1.04
Distributions from:
Net investment income	(.20)		(.31)	(.17)
Net realized gain	(.21)		—	—
Total distributions	(.41)		(.31)	(.17)
Total increase (decrease) in net asset value	.92		(.20)	.87
Net asset value, ending	$15.82		$14.90	$15.10

Total return*	9.03%		0.67%	7.39%
Ratios to average net assets:A,B
Net investment income	2.60	% (a)	1.47%	1.12%
Total expenses	1.55	% (a)	1.59%	1.68%
Expenses before offsets	1.55	% (a)	1.59%	1.68%
Net expenses	1.55	% (a)	1.59%	1.68%
Portfolio turnover	23%		22%	9%
Net assets, ending (in thousands)	$13,454		$10,492	$8,393

	YEARS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS C SHARES	2009		2008	2007
Net asset value, beginning	$14.45		$16.40	$15.77
Income from investment operations:
Net investment income	.26		.41	.31
Net realized and unrealized gain (loss)	(.03)		(1.72)	.73
Total from investment operations	.23		(1.31)	1.04
Distributions from:
Net investment income	(.26)		(.41)	(.31)
Net realized gain	(.19)		(.23)	(.10)
Total distributions	(.45)		(.64)	(.41)
Total increase (decrease) in net asset value	(.22)		(1.95)	.63
Net asset value, ending	$14.23		$14.45	$16.40

Total return*	2.05%		(8.28%)	6.67%
Ratios to average net assets:A,B
Net investment income	1.99%		2.54%	1.99%
Total expenses	1.88%		1.85%	2.09%
Expenses before offsets	1.88%		1.85%	2.00%
Net expenses	1.88%		1.85%	2.00%
Portfolio turnover	24%		13%	11%
Net assets, ending (in thousands)	$5,747		$4,408	$4,036

See notes to financial highlights.

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MODERATE ALLOCATION FUND
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS A SHARES	2012	(z)	2011	2010
Net asset value, beginning	$14.51		$14.87	$13.94
Income from investment operations:
Net investment income	.18		.15	.16
Net realized and unrealized gain (loss)	2.09		(.29)	.92
Total from investment operations	2.27		(.14)	1.08
Distributions from:
Net investment income	(.17)		(.20)	(.15)
In excess of net investment income	—		(.02)	—
Total distributions	(.17)		(.22)	(.15)
Total increase (decrease) in net asset value	2.10		(.36)	.93
Net asset value, ending	$16.61		$14.51	$14.87

Total return*	15.79%		(1.03%)	7.76%
Ratios to average net assets:A,B
Net investment income	2.34	% (a)	.97%	1.06%
Total expenses	.74	% (a)	.73%	.76%
Expenses before offsets	.74	% (a)	.73%	.76%
Net expenses	.74	% (a)	.73%	.76%
Portfolio turnover	20%		18%	7%
Net assets, ending (in thousands)	$111,264		$95,930	$92,913

	YEARS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS A SHARES	2009		2008	2007
Net asset value, beginning	$14.83		$18.30	$16.81
Income from investment operations:
Net investment income	.23		.37	.32
Net realized and unrealized gain (loss)	(.51)		(3.17)	1.59
Total from investment operations	(.28)		(2.80)	1.91
Distributions from:
Net investment income	(.22)		(.37)	(.32)
Net realized gain	(.39)		(.30)	(.10)
Total distributions	(.61)		(.67)	(.42)
Total increase (decrease) in net asset value	(.89)		(3.47)	1.49
Net asset value, ending	$13.94		$14.83	$18.30

Total return*	(.95%)		(15.82%)	11.46%
Ratios to average net assets:A,B
Net investment income	1.85%		2.12%	1.71%
Total expenses	.83%		.71%	.75%
Expenses before offsets	.80%		.71%	.75%
Net expenses	.80%		.71%	.75%
Portfolio turnover	25%		5%	3%
Net assets, ending (in thousands)	$77,805		$74,972	$71,746

See notes to financial highlights.

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MODERATE ALLOCATION FUND
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS C SHARES	2012	(z)	2011	2010
Net asset value, beginning	$14.26		$14.65	$13.79
Income from investment operations:
Net investment income	.12		.04	.05
Net realized and unrealized gain (loss)	2.05		(.29)	.90
Total from investment operations	2.17		(.25)	.95
Distributions from:
Net investment income	(.14)		(.13)	(.09)
In excess of net investment income	—		(.01)	—
Total distributions	(.14)		(.14)	(.09)
Total increase (decrease) in net asset value	2.03		(.39)	.86
Net asset value, ending	$16.29		$14.26	$14.65

Total return*	15.33%		(1.79%)	6.95%
Ratios to average net assets:A,B
Net investment income	1.60	% (a)	.24%	.30%
Total expenses	1.48	% (a)	1.48%	1.52%
Expenses before offsets	1.48	% (a)	1.48%	1.52%
Net expenses	1.48	% (a)	1.48%	1.52%
Portfolio turnover	20%		18%	7%
Net assets, ending (in thousands)	$23,801		$20,842	$20,883

	YEARS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS C SHARES	2009		2008	2007
Net asset value, beginning	$14.72		$18.16	$16.69
Income from investment operations:
Net investment income	.13		.24	.20
Net realized and unrealized gain (loss)	(.52)		(3.14)	1.56
Total from investment operations	(.39)		(2.90)	1.76
Distributions from:
Net investment income	(.15)		(.24)	(.19)
Net realized gain	(.39)		(.30)	(.10)
Total distributions	(.54)		(.54)	(.29)
Total increase (decrease) in net asset value	(.93)		(3.44)	1.47
Net asset value, ending	$13.79		$14.72	$18.16

Total return*	(1.79%)		(16.43%)	10.62%
Ratios to average net assets:A,B
Net investment income	1.03%		1.38%	.97%
Total expenses	1.60%		1.48%	1.50%
Expenses before offsets	1.60%		1.48%	1.50%
Net expenses	1.60%		1.48%	1.50%
Portfolio turnover	25%		5%	3%
Net assets, ending (in thousands)	$17,582		$16,835	$17,564

See notes to financial highlights.

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MODERATE ALLOCATION FUND
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 22,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS I SHARES	2012	(y)(z)	2011	2010
Net asset value, beginning	$14.58		$14.92	$13.99
Income from investment operations:
Net investment income	.24		.18	.23
Net realized and unrealized gain (loss)	1.94		(.23)	.92
Total from investment operations	2.18		(.05)	1.15
Distributions from:
Net investment income	(.20)		(.26)	(.22)
In excess of net investment income	—		(.03)	—
Total distributions	(.20)		(.29)	(.22)
Total increase (decrease) in net asset value	1.98		(.34)	.93
Net asset value, ending	$16.56		$14.58	$14.92

Total return*	15.04%		(.50%)	8.29%
Ratios to average net assets:A,B
Net investment income	2.83	% (a)	1.52%	1.37%
Total expenses	1.35	% (a)	.85%	1.02%
Expenses before offsets	.23	% (a)	.23%	.23%
Net expenses	.23	% (a)	.23%	.23%
Portfolio turnover	20%		18%	7%
Net assets, ending (in thousands)	$0		$995	$1,791

			PERIODS ENDED
			SEPTEMBER 30,	SEPTEMBER 30,
CLASS I SHARES			2009	2008	###
Net asset value, beginning			$14.88	$16.73
Income from investment operations:
Net investment income			.30	.13
Net realized and unrealized gain (loss)			(.51)	(1.85)
Total from investment operations			(.21)	(1.72)
Distributions from:
Net investment income			(.29)	(.13)
Net realized gain			(.39)	—
Total distributions			(.68)	(.13)
Total increase (decrease) in net asset value			(.89)	(1.85)
Net asset value, ending			$13.99	$14.88

Total return*			(.38%)	(10.34%)
Ratios to average net assets:A,B
Net investment income			2.45%	2.04	% (a)
Total expenses			2.08%	20.84	% (a)
Expenses before offsets			.23%	.23	% (a)
Net expenses			.23%	.23	% (a)
Portfolio turnover			25%	4%
Net assets, ending (in thousands)			$927	$960

See notes to financial highlights.

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AGGRESSIVE ALLOCATION FUND
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS A SHARES	2012		2011 (z)	2010
Net asset value, beginning	$13.47		$13.94	$13.03
Income from investment operations:
Net investment income	.14		.05	.09
Net realized and unrealized gain (loss)	2.60		(.49)	.90
Total from investment operations	2.74		(.44)	.99
Distributions from:
Net investment income	(.12)		(.03)	(.08)
Total distributions	(.12)		(.03)	(.08)
Total increase (decrease) in net asset value	2.62		(.47)	.91
Net asset value, ending	$16.09		$13.47	$13.94

Total return*	20.43%		(3.19%)	7.61%
Ratios to average net assets:A,B
Net investment income	1.91	% (a)	.33%	.66%
Total expenses	.89	% (a)	.86%	.92%
Expenses before offsets	.43	% (a)	.43%	.43%
Net expenses	.43	% (a)	.43%	.43%
Portfolio turnover	17%		16%	8%
Net assets, ending (in thousands)	$60,311		$51,103	$52,132

	YEARS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS A SHARES	2009		2008	2007
Net asset value, beginning	$14.45		$19.00	$16.91
Income from investment operations:
Net investment income	.15		.23	.22
Net realized and unrealized gain (loss)	(1.00)		(4.21)	2.16
Total from investment operations	(.85)		(3.98)	2.38
Distributions from:
Net investment income	(.12)		(.21)	(.21)
Net realized gain	(.45)		(.36)	(.08)
Total distributions	(.57)		(.57)	(.29)
Total increase (decrease) in net asset value	(1.42)		(4.55)	2.09
Net asset value, ending	$13.03		$14.45	$19.00

Total return*	(4.67%)		(21.59%)	14.18%
Ratios to average net assets:A,B
Net investment income	1.35%		1.27%	.96%
Total expenses	1.06%		.87%	.98%
Expenses before offsets	.43%		.43%	.43%
Net expenses	.43%		.43%	.43%
Portfolio turnover	15%		4%	2%
Net assets, ending (in thousands)	$45,307		$43,632	$44,004

See notes to financial highlights.

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AGGRESSIVE ALLOCATION FUND
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS C SHARES	2012		2011 (z)	2010
Net asset value, beginning	$12.57		$13.18	$12.49
Income from investment operations:
Net investment income (loss)	.04		(.14)	(.08)
Net realized and unrealized gain (loss)	2.43		(.44)	.85
Total from investment operations	2.47		(.58)	.77
Distributions from:
Net investment income	(.11)		(.03)	(.08)
Total distributions	(.11)		(.03)	(.08)
Total increase (decrease) in net asset value	2.36		(.61)	.69
Net asset value, ending	$14.93		$12.57	$13.18

Total return*	19.75%		(4.45%)	6.14%
Ratios to average net assets:A,B
Net investment income (loss)	.60	% (a)	(.93%)	(.66%)
Total expenses	1.73	% (a)	1.70%	1.77%
Expenses before offsets	1.73	% (a)	1.70%	1.77%
Net expenses	1.73	% (a)	1.70%	1.77%
Portfolio turnover	17%		16%	8%
Net assets, ending (in thousands)	$8,383		$7,229	$8,174

	YEARS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS C SHARES	2009		2008	2007
Net asset value, beginning	$14.02		$18.63	$16.74
Income from investment operations:
Net investment income (loss)	(.01)		.02	**
Net realized and unrealized gain (loss)	(.99)		(4.12)	2.09
Total from investment operations	(1.00)		(4.10)	2.09
Distributions from:
Net investment income	(.08)		(.15)	(.12)
Net realized gain	(.45)		(.36)	(.08)
Total distributions	(.53)		(.51)	(.20)
Total increase (decrease) in net asset value	(1.53)		(4.61)	1.89
Net asset value, ending	$12.49		$14.02	$18.63

Total return*	(6.06%)		(22.62%)	12.56%
Ratios to average net assets:A,B
Net investment income (loss)	(.19%)		(.01%)	(.32%)
Total expenses	1.94%		1.72%	1.77%
Expenses before offsets	1.92%		1.72%	1.77%
Net expenses	1.92%		1.72%	1.77%
Portfolio turnover	15%		4%	2%
Net assets, ending (in thousands)	$7,445		$6,709	$7,605

See notes to financial highlights.

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AGGRESSIVE ALLOCATION FUND
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	FEBRUARY 24,		SEPTEMBER 30,
CLASS I SHARES	2011	(y)(z)	2010
Net asset value, beginning	$14.00		$13.06
Income from investment operations:
Net investment income	.11		.12
Net realized and unrealized gain (loss)	1.45		.90
Total from investment operations	1.56		1.02
Distributions from:
Net investment income	(.03)		(.08)
Total distributions	(.03)		(.08)
Total increase (decrease) in net asset value	1.53		.94
Net asset value, ending	$15.53		$14.00

Total return*	11.14%		7.83%
Ratios to average net assets:A,B
Net investment income	1.29	% (a)	.89%
Total expenses	1,182.62	% (a)	1,348%
Expenses before offsets	.23	% (a)	.23%
Net expenses	.23	% (a)	.23%
Portfolio turnover	16%		8%
Net assets, ending (in thousands)	$0		$1

	PERIODS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,
CLASS I SHARES	2009		2008	###
Net asset value, beginning	$14.46		$16.73
Income from investment operations:
Net investment income	.18		.03
Net realized and unrealized gain (loss)	(.99)		(2.30)
Total from investment operations	(.81)		(2.27)
Distributions from:
Net investment income	(.14)		—
Net realized gain	(.45)		—
Total distributions	(.59)		—
Total increase (decrease) in net asset value	(1.40)		(2.27)
Net asset value, ending	$13.06		$14.46

Total return*	(4.41%)		(13.57%)
Ratios to average net assets:A,B
Net investment income	1.59%		.30	% (a)
Total expenses	2,098.82%		1,924.45	%(a)
Expenses before offsets	.23%		.23	% (a)
Net expenses	.23%		.23	% (a)
Portfolio turnover	15%		2%
Net assets, ending (in thousands)	$1		$1

See notes to financial highlights.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS SEMI-ANNUAL REPORT (UNAUDITED) 46

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

B Amounts do not include the activity of the underlying funds.

(a) Annualized.

(y) Aggressive and Moderate Class I shares were completely liquidated on February 24, 2011 and March 22, 2012, respectively.

(z) Per share figures calculated using the Average Shares Method.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

** Less than $.01 per share.

### From January 31, 2008 inception.

See notes to financial statements.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS SEMI-ANNUAL REPORT (UNAUDITED) 47

EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses

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incurred in operating the fund include the advisory fee paid to the investment advisor (not applicable to the Asset Allocation Funds), administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

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PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACTS

At a meeting held on December 6, 2011, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between Calvert Social Investment Fund and the Advisor with respect to each Fund.

In evaluating the Investment Advisory Agreement with respect to the Funds, the Board considered, on a Fund-by-Fund basis, a variety of information relating to the Funds and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Funds by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s cost of providing services to the Funds, and a separate report prepared by an independent third party, which provided a statistical analysis comparing each Fund’s investment performance and fees to comparable mutual funds.

The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement with respect to each Fund. Prior to voting, the disinterested Trustees reviewed with respect to each Fund the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

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In the course of its deliberations regarding the Investment Advisory Agreement with respect to the Funds, the Board considered, on a Fund-by-Fund basis, the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; comparative performance and fee information for each Fund; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with each Fund; the effect of each Fund’s growth and size on the Fund’s performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided to the Funds by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with management through Board of Trustees’ meetings, discussions and other reports. The Board considered the Advisor’s management style and its performance with the underlying Calvert funds in which the Funds invested and its experience with the Subadvisors of those underlying funds as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor's administrative capabilities, including its ability to supervise the other service providers for each Fund, were also considered. The Board also took into account the environmental, social, sustainability and governance research and analysis provided by the Advisor to each Fund. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board concluded that it was satisfied with the nature, extent and quality of services provided to each Fund by the Advisor under the Investment Advisory Agreement.

In considering each Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about each Fund’s performance results, portfolio composition and investment strategies. With respect to the underlying Calvert funds in which the Funds invested, the Board also noted that it reviewed on a quarterly basis detailed information about each underlying Calvert fund's performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement with respect to each Fund, including, among other information, a comparison of each Fund’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This data, and the conclusions of the Board with respect to that data, included the following:

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Conservative Allocation Fund. For the one- and three-year periods ended June 30, 2011, the Fund performed below the median of its peer group and for the five-year period ended June 30, 2011, the Fund performed above the median of its peer group. The Fund underperformed its Lipper index for the one-, three- and five-year periods ended June 30, 2011. The Board took into account management’s discussion of the performance of the Fund and that of the underlying Calvert funds in which the Fund invested. The Board noted the Advisor’s monitoring of the performance of the Fund and that of the underlying Calvert funds in which the Fund invested. Based upon its review, the Board concluded that appropriate action was being taken with respect to the Fund’s performance.

Moderate Allocation Fund. For the one-, three- and five-year periods ended June 30, 2011, the Fund performed below the median of its peer group. The Fund underper-formed its Lipper index for the one-, three- and five-year periods ended June 30, 2011. The Board took into account management’s discussion of the performance of the Fund and that of the underlying Calvert funds in which the Fund invested. The Board noted the Advisor’s monitoring of the performance of the Fund and that of the underlying Calvert funds in which the Fund invested. Based upon its review, the Board concluded that appropriate action was being taken with respect to the Fund’s performance.

Aggressive Allocation Fund. For the one-year period ending June 30, 2011, the Fund performed above the median of its peer group and for the three- and five-year periods ended June 30, 2011, the Fund performed below the median of its peer group. The Fund underperformed its Lipper index for the one-, three- and five-year periods ended June 30, 2011. The Board took into account management’s discussion of the performance of the Fund and that of the underlying Calvert funds in which the Fund invested. The Board noted the Advisor’s continued monitoring of the performance of the Fund and that of the underlying Calvert funds in which the Fund invested. Based upon its review, the Board concluded that appropriate action was being taken with respect to the Fund’s performance.

In considering the Funds’ fees and expenses, the Board noted that none of the Funds paid an advisory fee directly to the Advisor for performing advisory services but that each Fund incurred a proportional share of the expenses of the underlying Calvert funds in which it invested, including the advisory expenses of those underlying funds. The Board also noted that each Fund paid an independent third party a consulting fee to provide guidance to the Advisor on the allocation strategy for the Fund. The Board noted that in 2011, the transfer agency fees paid by the Calvert Family of Funds had been renegotiated, resulting in an anticipated overall reduction in transfer agency fees paid across the Calvert Family of Funds complex. The Board compared each Fund’s total expense ratio with various comparative data for the funds in its peer group. This data, and the considerations of the Board with respect the Funds’ fees and expenses, included the following:

Conservative Allocation Fund. The Fund’s total expenses (net of expense reimbursements) were below the median of its peer group. The Board noted that the Advisor was currently reimbursing expenses of the Fund for one share class. The Board took into account the Advisor’s current undertaking to maintain expense limitations for the Fund. The Board also noted management’s discussion of the Fund’s expenses and certain factors that affected the level of such expenses, including the cost of providing the environmen-

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tal, social, sustainability and governance research and analysis provided by the Advisor.

Moderate Allocation Fund. The Fund’s total expenses (net of expense reimbursements) were above the median of its peer group. The Board noted that the Advisor was currently reimbursing expenses of the Fund for one share class. The Board took into account the Advisor’s current undertaking to maintain expense limitations for the Fund. The Board also noted management’s discussion of the Fund’s expenses and certain factors that affected the level of such expenses, including the cost of providing the environmental, social, sustainability and governance research and analysis provided by the Advisor.

Aggressive Allocation Fund. The Fund’s total expenses (net of expense reimbursements) were below the median of its peer group. The Board noted that the Advisor was currently reimbursing expenses of the Fund for one share class. The Board took into account the Advisor’s current undertaking to maintain expense limitations for the Fund. The Board also noted management’s discussion of the Fund’s expenses and certain factors that affected the level of such expenses, including the cost of providing the environmental, social, sustainability and governance research and analysis provided by the Advisor.

The Board reviewed the Advisor’s profitability on a Fund-by-Fund basis. In reviewing the overall profitability of the Funds to the Advisor, the Board noted that none of the Funds paid an advisory fee to the Advisor but that the Advisor received advisory fees as advisor to the underlying Calvert funds in which the Funds invested. The Board also considered the fact that affiliates of the Advisor provided shareholder servicing, administrative and distribution services to each Fund for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board also considered whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Funds. The Board also noted that the Advisor had reimbursed expenses of the Funds for some classes. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Funds. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with each Fund. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with each Fund was reasonable.

The Board considered the effect of each Fund’s current size and its potential growth on its performance and fees. The Board noted that none of the Funds paid an advisory fee to the Advisor. As a result, the Board did not take into account any economies of scale to be realized with respect to the advisory fee. However, the Board noted that if a Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement with respect to each Fund, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors. The Board evaluated all information available to them on a Fund-by-Fund basis, and its determinations were made separately with respect to each Fund.

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CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement with respect to each Fund, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) with respect to each Fund, appropriate action is being taken with respect to the performance of the Fund; and (d) the Advisor is likely to execute its investment strategies consistently over time. Based on its conclusions, the Board determined that reapproval of the applicable Investment Advisory Agreement would be in the best interests of each Fund and its shareholders.

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To Open an Account

800-368-2748

Yields and Prices

Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account

Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired

800-541-1524

Branch Office

4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified or Overnight Mail

Calvert Investments
c/o BFDS, 3
30 West 9th Street
Kansas City, MO 64105

Web Site

www.calvert.com

Principal Underwriter

Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

CALVERT	CALVERT’S	Equity Funds
ASSET	FAMILY OF FUNDS	Enhanced Equity Portfolio
ALLOCATION		Equity Portfolio
FUNDS	Tax-Exempt Money	Large Cap Value Fund
	Market Funds	Social Index Fund
	CTFR Money Market Portfolio	Capital Accumulation Fund
International Equity Fund
	Taxable Money Market	Small Cap Fund
	Funds	Global Alternative Energy Fund
	First Government Money Market	Global Water Fund
	Fund	International Opportunities Fund
	Money Market Portfolio	Equity Income Fund

	Municipal Funds	Balanced and Asset
	Tax-Free Bond Fund	Allocation Funds
Balanced Portfolio
	Taxable Bond Funds	Conservative Allocation Fund
	Bond Portfolio	Moderate Allocation Fund
	Income Fund	Aggressive Allocation Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
Government Fund
High-Yield Bond Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

Item 2.  Code of Ethics.

Not applicable.

Item 3.  Audit Committee Financial Expert.

Not applicable.

Item 4.  Principal Accountant Fees and Services.

Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

(a)        This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)        Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees since registrant last provided disclosure in response to this Item.

Item 11.  Controls and Procedures.

(a)        The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b)        There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   Not applicable.

(a)(2)  A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3)   Not applicable.

(b)        A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.  The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.  Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT SOCIAL INVESTMENT FUND

By:       /s/  Barbara J. Krumsiek

            Barbara J. Krumsiek

            Senior Vice President -- Principal Executive Officer

Date:    June 1, 2012

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

            /s/  Barbara J. Krumsiek

            Barbara J. Krumsiek

            Senior Vice President -- Principal Executive Officer

Date:    June 1, 2012

/s/ D. Wayne Silby

            D. Wayne Silby

            President -- Principal Executive Officer

Date:    June 1, 2012

            /s/  Ronald M. Wolfsheimer

            Ronald M. Wolfsheimer

            Treasurer -- Principal Financial Officer

Date:    June 1, 2012